FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226943-01

Benchmark 2018-B7

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-226943) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by emailing: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.
This free writing prospectus does not contain all information that is required to be included in the prospectus.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter, (collectively, the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the preliminary prospectus relating to the Benchmark 2018-B7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B7 (the “Offering Document”). The information contained herein supersedes any such information previously delivered and should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest	Original	Remaining	Original	Remaining		First
			Initial Pool	# of	Loan	Original	Date	Maturity	Property(4)	Property(4)	Interest	Administrative	Accrual	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity	ARD Loan
Property Flag	ID	Property Name	Balance	Properties	Seller(1)	Balance($)(3)	Balance($)(3)(8)	or ARD Balance($)	Type	Type	Rate(6)	Fee Rate(7)	Basis	Maturity or ARD	Maturity or ARD	Term(8)	Term(8)	Date	Date	or ARD Date	(Yes/No)
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	6.8%	4	CREFI	80,000,000	80,000,000	80,000,000	Office	CBD	4.05000%	0.0148%	Actual/360	60	58	0	0	08/30/2018	10/06/2018	09/06/2023	No
Property	1.001	55 Prospect Street	2.3%	1	CREFI	26,666,667	26,666,667		Office	CBD
Property	1.002	117 Adams Street	1.9%	1	CREFI	22,500,000	22,500,000		Office	CBD
Property	1.003	77 Sands Street	1.8%	1	CREFI	20,833,333	20,833,333		Office	CBD
Property	1.004	81 Prospect Street	0.9%	1	CREFI	10,000,000	10,000,000		Office	CBD
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	4.3%	1	GACC	50,400,000	50,400,000	50,400,000	Office	CBD	4.13098592%	0.0135%	Actual/360	120	119	0	0	09/07/2018	11/06/2018	10/06/2028	No
Loan	3	Aventura Mall(2)(33)(36)	4.3%	1	JPMCB	50,000,000	50,000,000	50,000,000	Retail	Super Regional Mall	4.12125%	0.0123%	Actual/360	120	116	0	0	06/07/2018	08/01/2018	07/01/2028	No
Loan	4	Shops at Solaris(2)	4.3%	1	CREFI	50,000,000	50,000,000	50,000,000	Retail	Lifestyle Center	4.35000%	0.0155%	Actual/360	120	120	0	0	10/10/2018	12/06/2018	11/06/2028	No
Loan	5	Liberty Portfolio(2)(5)	4.3%	2	CREFI	50,000,000	50,000,000	50,000,000	Office	Suburban	4.75500%	0.0155%	Actual/360	120	119	0	0	09/26/2018	11/06/2018	10/06/2028	No
Property	5.001	Liberty Center at Rio Salado	3.6%	1	CREFI	42,467,603	42,467,603		Office	Suburban
Property	5.002	8501 East Raintree Drive	0.6%	1	CREFI	7,532,397	7,532,397		Office	Suburban
Loan	6	Christiana Center	4.2%	1	JPMCB	49,000,000	49,000,000	45,257,075	Retail	Anchored	5.09000%	0.0135%	Actual/360	120	120	360	360	10/19/2018	12/01/2018	11/01/2028	No
Loan	7	192 Lexington Avenue(2)	3.9%	1	CREFI	46,000,000	46,000,000	46,000,000	Office	CBD	4.91000%	0.0157%	Actual/360	120	119	0	0	09/26/2018	11/06/2018	10/06/2028	No
Loan	8	Hotel Erwin	3.9%	1	CREFI	45,000,000	45,000,000	45,000,000	Hospitality	Full Service	5.13000%	0.0135%	Actual/360	120	119	0	0	09/27/2018	11/06/2018	10/06/2028	No
Loan	9	Aon Center(2)(34)(36)	3.7%	1	JPMCB	43,000,000	43,000,000	43,000,000	Office	CBD	4.62740%	0.0123%	Actual/360	60	56	0	0	06/08/2018	08/01/2018	07/01/2023	No
Loan	10	Workspace(2)(36)	3.4%	147	JPMCB	40,000,000	40,000,000	40,000,000	Various	Various	5.37200%	0.0123%	Actual/360	61	56	0	0	06/08/2018	07/01/2018	07/01/2023	No
Property	10.001	6625 78th Street West	0.1%	1	JPMCB	1,392,500	1,392,500		Office	Suburban
Property	10.002	1500 Liberty Ridge Drive	0.1%	1	JPMCB	1,253,438	1,253,438		Office	Suburban
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive	0.1%	1	JPMCB	1,072,500	1,072,500		Office	Suburban
Property	10.004	1301 International Parkway	0.1%	1	JPMCB	940,625	940,625		Office	Suburban
Property	10.005	777 West Yamato Road	0.1%	1	JPMCB	928,438	928,438		Office	Suburban
Property	10.006	4425 East Cotton Center Boulevard	0.1%	1	JPMCB	867,500	867,500		Office	Suburban
Property	10.007	4500 East Cotton Center Boulevard	0.1%	1	JPMCB	781,875	781,875		Office	Suburban
Property	10.008	3100 Southwest 145th Avenue	0.1%	1	JPMCB	747,500	747,500		Office	Suburban
Property	10.009	3400 Lakeside Drive	0.1%	1	JPMCB	710,938	710,938		Office	Suburban
Property	10.010	3450 Lakeside Drive	0.1%	1	JPMCB	706,250	706,250		Office	Suburban
Property	10.011	40 Liberty Boulevard	0.1%	1	JPMCB	686,563	686,563		Office	Suburban
Property	10.012	4630 Woodland Corporate Boulevard	0.1%	1	JPMCB	637,813	637,813		Office	Suburban
Property	10.013	750 Park of Commerce Road	0.1%	1	JPMCB	632,813	632,813		Office	Suburban
Property	10.014	13621 Northwest 12th Street	0.1%	1	JPMCB	615,625	615,625		Office	Suburban
Property	10.015	2 West Liberty Boulevard	0.1%	1	JPMCB	595,000	595,000		Office	Suburban
Property	10.016	10400 Viking Drive	0.0%	1	JPMCB	571,875	571,875		Office	Suburban
Property	10.017	100 Witmer Road	0.0%	1	JPMCB	550,938	550,938		Office	Suburban
Property	10.018	7 Walnut Grove Drive	0.0%	1	JPMCB	542,500	542,500		Office	Suburban
Property	10.019	4313 East Cotton Center Boulevard	0.0%	1	JPMCB	540,000	540,000		Industrial	Flex
Property	10.020	1400 Liberty Ridge Drive	0.0%	1	JPMCB	483,750	483,750		Office	Suburban
Property	10.021	1200 Liberty Ridge Drive	0.0%	1	JPMCB	483,750	483,750		Office	Suburban
Property	10.022	4750 South 44th Place	0.0%	1	JPMCB	481,250	481,250		Office	Suburban
Property	10.023	680 Blair Mill Road	0.0%	1	JPMCB	477,813	477,813		Office	Suburban
Property	10.024	3020 US Highway 301 South	0.0%	1	JPMCB	461,875	461,875		Office	Suburban
Property	10.025	4 Walnut Grove Drive	0.0%	1	JPMCB	454,375	454,375		Office	Suburban
Property	10.026	4631 Woodland Corporate Boulevard	0.0%	1	JPMCB	448,438	448,438		Office	Suburban
Property	10.027	5 Walnut Grove Drive	0.0%	1	JPMCB	425,000	425,000		Office	Suburban
Property	10.028	700 Dresher Road	0.0%	1	JPMCB	411,563	411,563		Office	Suburban
Property	10.029	45-67 Great Valley Parkway	0.0%	1	JPMCB	410,313	410,313		Industrial	Flex
Property	10.030	4610 South 44th Place	0.0%	1	JPMCB	403,125	403,125		Industrial	Flex
Property	10.031	4217 East Cotton Center Boulevard	0.0%	1	JPMCB	366,563	366,563		Office	Suburban
Property	10.032	1 Country View Road	0.0%	1	JPMCB	364,063	364,063		Office	Suburban
Property	10.033	4410 East Cotton Center Boulevard	0.0%	1	JPMCB	361,563	361,563		Industrial	Flex
Property	10.034	951 Northwest Broken Sound Parkway	0.0%	1	JPMCB	354,375	354,375		Office	Suburban
Property	10.035	77-123 Great Valley Parkway	0.0%	1	JPMCB	351,875	351,875		Industrial	Flex
Property	10.036	420-500 Lapp Road	0.0%	1	JPMCB	346,875	346,875		Industrial	Flex
Property	10.037	507 Prudential Road	0.0%	1	JPMCB	306,563	306,563		Office	Suburban
Property	10.038	2 Walnut Grove Drive	0.0%	1	JPMCB	306,563	306,563		Office	Suburban
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard	0.0%	1	JPMCB	302,813	302,813		Industrial	Flex
Property	10.040	9801 South 51st Street	0.0%	1	JPMCB	298,125	298,125		Office	Suburban
Property	10.041	180 Sheree Boulevard	0.0%	1	JPMCB	293,125	293,125		Office	Suburban
Property	10.042	7615 Smetana Lane	0.0%	1	JPMCB	290,625	290,625		Industrial	Flex
Property	10.043	4550 South 44th Place	0.0%	1	JPMCB	288,438	288,438		Office	Suburban
Property	10.044	131 Kelsey Lane	0.0%	1	JPMCB	283,438	283,438		Industrial	Flex
Property	10.045	5775 Old Shakopee Road West	0.0%	1	JPMCB	275,000	275,000		Industrial	Flex
Property	10.046	8401-8406 Benjamin Road (North)	0.0%	1	JPMCB	268,750	268,750		Industrial	Flex
Property	10.047	7625 Smetana Lane	0.0%	1	JPMCB	262,500	262,500		Office	Suburban
Property	10.048	5 Great Valley Parkway	0.0%	1	JPMCB	261,563	261,563		Office	Suburban
Property	10.049	5705 Old Shakopee Road West	0.0%	1	JPMCB	259,688	259,688		Industrial	Flex
Property	10.050	7 Great Valley Parkway	0.0%	1	JPMCB	250,313	250,313		Office	Suburban
Property	10.051	65 Valley Stream Parkway	0.0%	1	JPMCB	249,063	249,063		Office	Suburban
Property	10.052	220 Gibraltar Road	0.0%	1	JPMCB	246,875	246,875		Office	Suburban
Property	10.053	257-275 Great Valley Parkway	0.0%	1	JPMCB	244,375	244,375		Industrial	Flex
Property	10.054	240 Gibraltar Road	0.0%	1	JPMCB	241,875	241,875		Office	Suburban
Property	10.055	200 Gibraltar Road	0.0%	1	JPMCB	238,125	238,125		Office	Suburban
Property	10.056	9023 Columbine Road	0.0%	1	JPMCB	235,625	235,625		Office	Suburban
Property	10.057	3 Country View Road	0.0%	1	JPMCB	234,688	234,688		Office	Suburban
Property	10.058	333 Phoenixville Pike	0.0%	1	JPMCB	229,688	229,688		Industrial	Flex
Property	10.059	1 Great Valley Parkway	0.0%	1	JPMCB	229,688	229,688		Industrial	Flex
Property	10.060	4405 East Cotton Center Boulevard	0.0%	1	JPMCB	227,188	227,188		Office	Suburban

A-1-1

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest	Original	Remaining	Original	Remaining		First
			Initial Pool	# of	Loan	Original	Date	Maturity	Property(4)	Property(4)	Interest	Administrative	Accrual	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity	ARD Loan
Property Flag	ID	Property Name	Balance	Properties	Seller(1)	Balance($)(3)	Balance($)(3)(8)	or ARD Balance($)	Type	Type	Rate(6)	Fee Rate(7)	Basis	Maturity or ARD	Maturity or ARD	Term(8)	Term(8)	Date	Date	or ARD Date	(Yes/No)
Property	10.061	7920 Woodland Center Boulevard	0.0%	1	JPMCB	222,188	222,188		Industrial	Flex
Property	10.062	20 Valley Stream Parkway	0.0%	1	JPMCB	220,000	220,000		Office	Suburban
Property	10.063	5715 Old Shakopee Road West	0.0%	1	JPMCB	213,750	213,750		Industrial	Flex
Property	10.064	150-182 Kelsey Lane	0.0%	1	JPMCB	207,813	207,813		Industrial	Flex
Property	10.065	155 Great Valley Parkway	0.0%	1	JPMCB	204,063	204,063		Industrial	Flex
Property	10.066	701-725 US Highway 301 South	0.0%	1	JPMCB	200,313	200,313		Industrial	Flex
Property	10.067	901-933 US Highway 301 South	0.0%	1	JPMCB	200,313	200,313		Industrial	Flex
Property	10.068	7725 Woodland Center Boulevard	0.0%	1	JPMCB	196,563	196,563		Office	Suburban
Property	10.069	4508 Woodland Corporate Boulevard	0.0%	1	JPMCB	195,313	195,313		Office	Suburban
Property	10.070	3102, 3104 and 3110 Cherry Palm	0.0%	1	JPMCB	190,625	190,625		Industrial	Flex
Property	10.071	101 Gibraltar Road	0.0%	1	JPMCB	189,375	189,375		Office	Suburban
Property	10.072	6161 American Boulevard West	0.0%	1	JPMCB	188,125	188,125		Office	Suburban
Property	10.073	4502 Woodland Center Boulevard	0.0%	1	JPMCB	184,375	184,375		Office	Suburban
Property	10.074	110 Gibraltar Road	0.0%	1	JPMCB	183,125	183,125		Office	Suburban
Property	10.075	8855 Columbine Road	0.0%	1	JPMCB	183,125	183,125		Office	Suburban
Property	10.076	8939 Columbine Road	0.0%	1	JPMCB	181,875	181,875		Office	Suburban
Property	10.077	7905 Fuller Road	0.0%	1	JPMCB	181,250	181,250		Office	Suburban
Property	10.078	10801 Nesbitt Avenue South	0.0%	1	JPMCB	177,813	177,813		Industrial	Flex
Property	10.079	9008 Brittany Way	0.0%	1	JPMCB	174,688	174,688		Industrial	Flex
Property	10.080	8995 Columbine Road	0.0%	1	JPMCB	174,063	174,063		Office	Suburban
Property	10.081	7852-7898 Woodland Center Boulevard	0.0%	1	JPMCB	173,438	173,438		Industrial	Flex
Property	10.082	455 Business Center Drive	0.0%	1	JPMCB	172,188	172,188		Office	Suburban
Property	10.083	231-253 Gibraltar Road	0.0%	1	JPMCB	169,688	169,688		Industrial	Flex
Property	10.084	747 Dresher Road	0.0%	1	JPMCB	169,688	169,688		Office	Suburban
Property	10.085	55 Valley Stream Parkway	0.0%	1	JPMCB	168,438	168,438		Office	Suburban
Property	10.086	8212 Woodland Center Boulevard	0.0%	1	JPMCB	168,438	168,438		Industrial	Flex
Property	10.087	4303 East Cotton Center Boulevard	0.0%	1	JPMCB	166,250	166,250		Industrial	Flex
Property	10.088	501 US Highway 301 South	0.0%	1	JPMCB	166,250	166,250		Industrial	Flex
Property	10.089	7802-7850 Woodland Center Boulevard	0.0%	1	JPMCB	166,250	166,250		Industrial	Flex
Property	10.090	8102 Woodland Center Boulevard	0.0%	1	JPMCB	163,750	163,750		Industrial	Flex
Property	10.091	102 Rock Road	0.0%	1	JPMCB	161,250	161,250		Industrial	Flex
Property	10.092	111-159 Gibraltar Road	0.0%	1	JPMCB	160,000	160,000		Industrial	Flex
Property	10.093	200-264 Lakeside Drive	0.0%	1	JPMCB	156,250	156,250		Office	Suburban
Property	10.094	181-187 Gibraltar Road	0.0%	1	JPMCB	156,250	156,250		Industrial	Flex
Property	10.095	120 Gibraltar Road	0.0%	1	JPMCB	155,000	155,000		Office	Suburban
Property	10.096	4207 East Cotton Center Boulevard	0.0%	1	JPMCB	154,063	154,063		Office	Suburban
Property	10.097	161-175 Gibraltar Road	0.0%	1	JPMCB	152,188	152,188		Industrial	Flex
Property	10.098	8967 Columbine Road	0.0%	1	JPMCB	151,875	151,875		Office	Suburban
Property	10.099	8125-8198 Woodland Center Boulevard	0.0%	1	JPMCB	151,563	151,563		Industrial	Flex
Property	10.100	111 Kelsey Lane	0.0%	1	JPMCB	148,438	148,438		Industrial	Flex
Property	10.101	261-283 Gibraltar Road	0.0%	1	JPMCB	146,563	146,563		Industrial	Flex
Property	10.102	27-43 Great Valley Parkway	0.0%	1	JPMCB	144,063	144,063		Industrial	Flex
Property	10.103	767 Electronic Drive	0.0%	1	JPMCB	140,625	140,625		Industrial	Flex
Property	10.104	200-234 Kelsey Lane	0.0%	1	JPMCB	139,375	139,375		Industrial	Flex
Property	10.105	4435 East Cotton Center Boulevard	0.0%	1	JPMCB	138,125	138,125		Office	Suburban
Property	10.106	7800 Equitable Drive	0.0%	1	JPMCB	131,875	131,875		Office	Suburban
Property	10.107	8906 Brittany Way	0.0%	1	JPMCB	130,625	130,625		Industrial	Flex
Property	10.108	201-223 Witmer Road	0.0%	1	JPMCB	129,375	129,375		Industrial	Flex
Property	10.109	4520 Seedling Circle	0.0%	1	JPMCB	129,375	129,375		Office	Suburban
Property	10.110	13630 Northwest 8th Street	0.0%	1	JPMCB	127,188	127,188		Office	Suburban
Property	10.111	5735 Old Shakopee Road West	0.0%	1	JPMCB	126,563	126,563		Industrial	Flex
Property	10.112	50 Valley Stream Parkway	0.0%	1	JPMCB	125,938	125,938		Office	Suburban
Property	10.113	4503 Woodland Corporate Boulevard	0.0%	1	JPMCB	123,438	123,438		Office	Suburban
Property	10.114	508 Lapp Road	0.0%	1	JPMCB	123,438	123,438		Industrial	Flex
Property	10.115	125-135 Rock Road	0.0%	1	JPMCB	119,063	119,063		Industrial	Flex
Property	10.116	8911 Columbine Road	0.0%	1	JPMCB	118,125	118,125		Office	Suburban
Property	10.117	9306-9324 East Broadway Avenue	0.0%	1	JPMCB	117,188	117,188		Office	Suburban
Property	10.118	201 Gibraltar Road	0.0%	1	JPMCB	114,688	114,688		Office	Suburban
Property	10.119	101-111 Rock Road	0.0%	1	JPMCB	114,688	114,688		Industrial	Flex
Property	10.120	4505 Woodland Corporate Boulevard	0.0%	1	JPMCB	112,500	112,500		Office	Suburban
Property	10.121	4511 Woodland Corporate Boulevard	0.0%	1	JPMCB	112,500	112,500		Office	Suburban
Property	10.122	40 Valley Stream Parkway	0.0%	1	JPMCB	108,750	108,750		Office	Suburban
Property	10.123	400-445 Lakeside Drive, Unit #400	0.0%	1	JPMCB	108,750	108,750		Office	Suburban
Property	10.124	7702 Woodland Center Boulevard	0.0%	1	JPMCB	106,250	106,250		Office	Suburban
Property	10.125	103-109 Gibraltar Road	0.0%	1	JPMCB	106,250	106,250		Industrial	Flex
Property	10.126	8001 Woodland Center Boulevard	0.0%	1	JPMCB	105,000	105,000		Office	Suburban
Property	10.127	113-123 Rock Road	0.0%	1	JPMCB	105,000	105,000		Industrial	Flex
Property	10.128	555 Business Center Drive	0.0%	1	JPMCB	105,000	105,000		Office	Suburban
Property	10.129	4415 East Cotton Center Boulevard	0.0%	1	JPMCB	105,000	105,000		Industrial	Flex
Property	10.130	300 Welsh Road Building 4	0.0%	1	JPMCB	103,750	103,750		Office	Suburban
Property	10.131	9001-9015 Brittany Way	0.0%	1	JPMCB	100,313	100,313		Industrial	Flex
Property	10.132	277-293 Great Valley Parkway	0.0%	1	JPMCB	92,813	92,813		Industrial	Flex
Property	10.133	13650 Northwest 8th Street	0.0%	1	JPMCB	92,813	92,813		Office	Suburban
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)	0.0%	1	JPMCB	90,313	90,313		Office	Suburban
Property	10.135	300-309 Lakeside Drive	0.0%	1	JPMCB	80,625	80,625		Office	Suburban
Property	10.136	101-107 Lakeside Drive	0.0%	1	JPMCB	78,125	78,125		Office	Suburban

A-1-2

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest	Original	Remaining	Original	Remaining		First
			Initial Pool	# of	Loan	Original	Date	Maturity	Property(4)	Property(4)	Interest	Administrative	Accrual	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity	ARD Loan
Property Flag	ID	Property Name	Balance	Properties	Seller(1)	Balance($)(3)	Balance($)(3)(8)	or ARD Balance($)	Type	Type	Rate(6)	Fee Rate(7)	Basis	Maturity or ARD	Maturity or ARD	Term(8)	Term(8)	Date	Date	or ARD Date	(Yes/No)
Property	10.137	7695-7699 Anagram Drive	0.0%	1	JPMCB	75,625	75,625		Office	Suburban
Property	10.138	425 Technology Drive	0.0%	1	JPMCB	72,188	72,188		Industrial	Flex
Property	10.139	300 Technology Drive	0.0%	1	JPMCB	68,438	68,438		Industrial	Flex
Property	10.140	7851-61 Woodland Center Boulevard	0.0%	1	JPMCB	63,438	63,438		Industrial	Flex
Property	10.141	510 Lapp Road	0.0%	1	JPMCB	63,438	63,438		Industrial	Flex
Property	10.142	300 Welsh Road Building 3	0.0%	1	JPMCB	55,000	55,000		Office	Suburban
Property	10.143	7624 Bald Cypress Place	0.0%	1	JPMCB	45,313	45,313		Industrial	Flex
Property	10.144	75 Great Valley Parkway	0.0%	1	JPMCB	40,938	40,938		Industrial	Flex
Property	10.145	506 Prudential Road	0.0%	1	JPMCB	36,563	36,563		Office	Suburban
Property	10.146	30 Great Valley Parkway	0.0%	1	JPMCB	28,125	28,125		Industrial	Flex
Property	10.147	100 Gibraltar Road	0.0%	1	JPMCB	10,938	10,938		Retail	Freestanding
Loan	11	636 11th Avenue(2)(31)(35)	3.4%	1	JPMCB	40,000,000	40,000,000	40,000,000	Office	CBD	4.07300%	0.0135%	Actual/360	120	115	0	0	05/11/2018	07/01/2018	06/01/2028	Yes
Loan	12	Courtyard at The Navy Yard(5)(35)	3.4%	1	GACC	40,000,000	40,000,000	33,218,160	Hospitality	Select Service	5.31200%	0.0135%	Actual/360	120	120	360	360	10/23/2018	12/06/2018	11/06/2028	No
Loan	13	710 Bridgeport	3.3%	1	JPMCB	38,500,000	38,500,000	34,117,953	Industrial	Flex	5.05000%	0.0335%	Actual/360	120	120	360	360	10/25/2018	12/01/2018	11/01/2028	No
Loan	14	Outlet Shoppes at El Paso(2)	3.1%	1	GACC	36,000,000	35,957,562	29,373,644	Retail	Anchored	5.10300%	0.0163%	30/360	120	119	360	359	09/10/2018	11/06/2018	10/06/2028	No
Loan	15	Castleton Commons & Square(34)	3.0%	1	GACC	34,500,000	34,500,000	29,372,099	Retail	Anchored	5.60500%	0.0135%	Actual/360	120	120	360	360	10/29/2018	12/06/2018	11/06/2028	No
Loan	16	Courtyard Edgewater(34)	2.5%	1	CREFI	29,700,000	29,672,664	24,883,123	Hospitality	Select Service	5.59200%	0.0135%	Actual/360	120	119	360	359	09/27/2018	11/06/2018	10/06/2028	No
Loan	17	Aston Street(22)	2.2%	1	GACC	25,900,000	25,900,000	23,535,073	Office	Suburban	5.31500%	0.0135%	Actual/360	120	119	390	390	10/05/2018	11/06/2018	10/06/2028	No
Loan	18	Overland Park Xchange(2)	2.1%	1	JPMCB	25,000,000	25,000,000	25,000,000	Office	Suburban	4.70000%	0.0123%	Actual/360	120	116	0	0	06/28/2018	08/01/2018	07/01/2028	No
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	2.1%	1	CREFI	25,000,000	24,974,116	20,629,414	Hospitality	Full Service	5.11000%	0.0123%	Actual/360	120	119	360	359	09/20/2018	11/06/2018	10/06/2028	No
Loan	20	Carmel Mission Inn(35)	2.0%	1	GACC	23,700,000	23,700,000	20,200,961	Hospitality	Select Service	5.33000%	0.0135%	Actual/360	120	119	360	360	10/05/2018	11/06/2018	10/06/2028	No
Loan	21	Maize & Blue Portfolio	1.8%	11	JPMCB	21,500,000	21,500,000	21,500,000	Multifamily	Student Housing	4.96700%	0.0135%	Actual/360	120	120	0	0	10/17/2018	12/01/2018	11/01/2028	No
Property	21.001	The Lion	0.3%	1	JPMCB	2,986,000	2,986,000		Multifamily	Student Housing
Property	21.002	The Forum	0.2%	1	JPMCB	2,688,000	2,688,000		Multifamily	Student Housing
Property	21.003	520 Packard	0.2%	1	JPMCB	2,508,000	2,508,000		Multifamily	Student Housing
Property	21.004	The Abbey	0.2%	1	JPMCB	2,508,000	2,508,000		Multifamily	Student Housing
Property	21.005	The Dean	0.2%	1	JPMCB	1,971,000	1,971,000		Multifamily	Student Housing
Property	21.006	326 E Madison	0.2%	1	JPMCB	1,971,000	1,971,000		Multifamily	Student Housing
Property	21.007	1000 Oakland	0.2%	1	JPMCB	1,911,000	1,911,000		Multifamily	Student Housing
Property	21.008	344 S Division	0.1%	1	JPMCB	1,493,000	1,493,000		Multifamily	Student Housing
Property	21.009	The Lodge	0.1%	1	JPMCB	1,493,000	1,493,000		Multifamily	Student Housing
Property	21.010	The Algonquin	0.1%	1	JPMCB	1,374,000	1,374,000		Multifamily	Student Housing
Property	21.011	515 E Lawrence	0.1%	1	JPMCB	597,000	597,000		Multifamily	Student Housing
Loan	22	Springhill Suites Huntington Beach	1.8%	1	JPMCB	21,000,000	21,000,000	18,085,538	Hospitality	Limited Service	4.82000%	0.0135%	Actual/360	120	120	360	360	10/10/2018	12/01/2018	11/01/2028	No
Loan	23	CityLine XIV Portfolio	1.8%	4	CREFI	20,800,000	20,800,000	18,456,677	Self Storage	Self Storage	5.11000%	0.0135%	Actual/360	120	118	360	360	08/23/2018	10/06/2018	09/06/2028	No
Property	23.001	CityLine Sebastian	1.0%	1	CREFI	11,500,000	11,500,000		Self Storage	Self Storage
Property	23.002	CityLine Tuscaloosa	0.4%	1	CREFI	4,100,000	4,100,000		Self Storage	Self Storage
Property	23.003	CityLine Route 22	0.3%	1	CREFI	3,700,000	3,700,000		Self Storage	Self Storage
Property	23.004	Extra Space Storage - Madison	0.1%	1	CREFI	1,500,000	1,500,000		Self Storage	Self Storage
Loan	24	Chicopee Marketplace	1.7%	1	JPMCB	19,800,000	19,800,000	19,800,000	Retail	Shadow Anchored	4.62700%	0.0135%	Actual/360	120	119	0	0	09/21/2018	11/01/2018	10/01/2028	No
Loan	25	Concord Plaza(2)	1.6%	1	CREFI	19,000,000	19,000,000	18,477,340	Office	CBD	5.24000%	0.0123%	Actual/360	60	58	360	360	08/15/2018	10/06/2018	09/06/2023	No
Loan	26	Woodside Office Center(36)	1.6%	1	GACC	18,350,000	18,350,000	16,964,756	Office	Suburban	5.15500%	0.0135%	Actual/360	120	120	360	360	10/17/2018	12/06/2018	11/06/2028	No
Loan	27	Shelbourne Global Portfolio I(2)(31)	1.5%	7	GACC	18,000,000	18,000,000	18,000,000	Various	Various	5.85300%	0.0123%	Actual/360	120	119	0	0	09/07/2018	11/06/2018	10/06/2028	No
Property	27.001	1515 Broad Street	0.7%	1	GACC	8,148,387	8,148,387		Industrial	Flex
Property	27.002	140 Centennial Avenue	0.3%	1	GACC	3,309,677	3,309,677		Industrial	Flex
Property	27.003	675 Central Avenue	0.2%	1	GACC	2,341,935	2,341,935		Office	Suburban
Property	27.004	275 Centennial Avenue	0.2%	1	GACC	1,858,065	1,858,065		Industrial	Flex
Property	27.005	691 Central Avenue	0.1%	1	GACC	1,722,581	1,722,581		Office	Suburban
Property	27.006	80 Kingsbridge Road	0.0%	1	GACC	445,161	445,161		Industrial	Flex
Property	27.007	20 Kingsbridge Road	0.0%	1	GACC	174,194	174,194		Office	Suburban
Loan	28	1555 North Sheffield	1.5%	1	CREFI	17,500,000	17,500,000	17,500,000	Retail	Single Tenant	5.13000%	0.0410%	Actual/360	120	119	0	0	09/26/2018	11/06/2018	10/06/2028	No
Loan	29	Globe Chicago Industrial Portfolio	1.5%	5	CREFI	17,400,000	17,400,000	17,400,000	Industrial	Flex	5.11000%	0.0135%	Actual/360	60	59	0	0	09/27/2018	11/06/2018	10/06/2023	No
Property	29.001	Hoffman Industrial	0.4%	1	CREFI	4,500,000	4,500,000		Industrial	Flex
Property	29.002	Aurora Industrial	0.4%	1	CREFI	4,100,000	4,100,000		Industrial	Flex
Property	29.003	Schaumburg Tower Industrial	0.3%	1	CREFI	3,800,000	3,800,000		Industrial	Flex
Property	29.004	Bloomingdale Industrial	0.3%	1	CREFI	3,150,000	3,150,000		Industrial	Flex
Property	29.005	Schaumburg Basswood Industrial	0.2%	1	CREFI	1,850,000	1,850,000		Industrial	Flex
Loan	30	Pavilions North Shopping Center	1.3%	1	JPMCB	15,356,000	15,356,000	15,356,000	Retail	Anchored	4.70500%	0.0135%	Actual/360	120	120	0	0	10/05/2018	12/01/2018	11/01/2028	No
Loan	31	Hilton Garden Inn Frederick	1.2%	1	GACC	14,500,000	14,500,000	12,823,625	Hospitality	Select Service	4.95500%	0.0135%	Actual/360	120	119	360	360	10/03/2018	11/06/2018	10/06/2028	No
Loan	32	The Center at Carbon Beach	1.1%	1	CREFI	12,750,000	12,750,000	12,750,000	Mixed Use	Office/Retail	4.82800%	0.0135%	Actual/360	120	118	0	0	08/30/2018	10/06/2018	09/06/2028	No
Loan	33	BJ’s Summerville	1.0%	1	CREFI	11,900,000	11,888,876	11,060,189	Retail	Single Tenant	5.53000%	0.0135%	Actual/360	60	59	360	359	09/28/2018	11/06/2018	10/06/2023	No
Loan	34	Columbus Industrial Portfolio	0.8%	2	GACC	9,243,750	9,234,134	7,622,790	Industrial	Warehouse	5.09000%	0.0135%	Actual/360	120	119	360	359	09/21/2018	11/06/2018	10/06/2028	No
Property	34.001	Huntley	0.6%	1	GACC	7,350,452	7,342,805		Industrial	Warehouse
Property	34.002	Frusta	0.2%	1	GACC	1,893,298	1,891,329		Industrial	Warehouse
Loan	35	Fresno E Street Office	0.8%	1	GACC	9,100,000	9,100,000	8,217,258	Office	CBD	4.92000%	0.0135%	Actual/360	120	116	360	360	06/12/2018	08/06/2018	07/06/2028	No
Loan	36	300 East 64th Street	0.8%	1	JPMCB	9,000,000	9,000,000	9,000,000	Retail	Unanchored	4.79200%	0.0135%	Actual/360	120	119	0	0	09/26/2018	11/01/2018	10/01/2028	No
Loan	37	Old Orchard	0.8%	1	GACC	9,000,000	8,990,093	7,363,350	Multifamily	Garden	4.84900%	0.0410%	Actual/360	120	119	360	359	09/14/2018	11/06/2018	10/06/2028	No
Loan	38	Market Square	0.8%	1	CREFI	8,812,000	8,812,000	7,329,054	Retail	Shadow Anchored	5.36000%	0.0135%	Actual/360	120	120	360	360	10/22/2018	12/06/2018	11/06/2028	No
Loan	39	May & Ellis Building	0.7%	1	CREFI	8,300,000	8,300,000	8,300,000	Mixed Use	Multifamily/Retail	5.08000%	0.0135%	Actual/360	120	119	0	0	09/27/2018	11/06/2018	10/06/2028	No
Loan	40	Ocala West	0.7%	1	GACC	8,000,000	7,991,854	7,397,855	Retail	Anchored	5.18000%	0.0135%	Actual/360	60	59	360	359	09/27/2018	11/06/2018	10/06/2023	No
Loan	41	Torrey Corner	0.7%	1	CREFI	7,600,000	7,600,000	6,917,150	Retail	Unanchored	5.36000%	0.1110%	Actual/360	120	120	360	360	10/10/2018	12/06/2018	11/06/2028	No
Loan	42	NC Self Storage Portfolio	0.6%	3	CREFI	7,500,000	7,492,382	6,204,784	Self Storage	Self Storage	5.19000%	0.0135%	Actual/360	120	119	360	359	09/20/2018	11/06/2018	10/06/2028	No
Property	42.001	The Attic Self-Storage	0.4%	1	CREFI	4,100,000	4,095,835		Self Storage	Self Storage
Property	42.002	Speedway Self-Storage	0.2%	1	CREFI	2,000,000	1,997,968		Self Storage	Self Storage
Property	42.003	Armadillo Self-Storage	0.1%	1	CREFI	1,400,000	1,398,578		Self Storage	Self Storage
Loan	43	Kohl’s - Florence KY(31)	0.6%	1	CREFI	7,000,000	7,000,000	6,071,927	Retail	Single Tenant	5.10000%	0.0135%	Actual/360	120	119	360	360	09/27/2018	11/06/2018	10/06/2028	No

A-1-3

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			% of		Mortgage		Cut-off		General	Detailed			Interest	Original	Remaining	Original	Remaining		First
			Initial Pool	# of	Loan	Original	Date	Maturity	Property(4)	Property(4)	Interest	Administrative	Accrual	Term to	Term to	Amortization	Amortization	Origination	Payment	Maturity	ARD Loan
Property Flag	ID	Property Name	Balance	Properties	Seller(1)	Balance($)(3)	Balance($)(3)(8)	or ARD Balance($)	Type	Type	Rate(6)	Fee Rate(7)	Basis	Maturity or ARD	Maturity or ARD	Term(8)	Term(8)	Date	Date	or ARD Date	(Yes/No)
Loan	44	237-239 Hawthorne Street	0.5%	1	CREFI	6,350,000	6,350,000	6,350,000	Multifamily	Mid Rise	5.39000%	0.0135%	Actual/360	120	119	0	0	09/21/2018	11/06/2018	10/06/2028	No
Loan	45	Greystone Business Park	0.5%	1	CREFI	5,800,000	5,800,000	5,345,800	Mixed Use	Office/Flex	4.95000%	0.0435%	Actual/360	120	119	360	360	09/21/2018	11/06/2018	10/06/2028	No
Loan	46	DS Smith - Lester Prairie	0.4%	1	CREFI	5,000,000	5,000,000	4,356,213	Industrial	Manufacturing	5.28000%	0.0135%	Actual/360	120	120	360	360	10/10/2018	12/06/2018	11/06/2028	No
Loan	47	Sugar Grove	0.4%	1	GACC	4,315,000	4,315,000	4,315,000	Retail	Single Tenant	4.78300%	0.0135%	Actual/360	120	119	0	0	09/26/2018	11/06/2018	10/06/2028	No
Loan	48	Campus Pointe	0.4%	1	CREFI	4,230,000	4,230,000	3,808,370	Retail	Unanchored	5.30000%	0.0610%	Actual/360	120	119	360	360	10/04/2018	11/06/2018	10/06/2028	No
Loan	49	Nemours at Sonata West	0.3%	1	GACC	4,000,000	4,000,000	3,532,998	Office	Medical	5.38300%	0.0135%	Actual/360	120	119	360	360	09/27/2018	11/06/2018	10/06/2028	No
Loan	50	Cottages at Gateway Park	0.2%	1	GACC	2,650,000	2,650,000	2,349,001	Multifamily	Garden	5.06000%	0.0535%	Actual/360	120	119	360	360	09/18/2018	11/06/2018	10/06/2028	No
Loan	51	WAG Richmond	0.2%	1	CREFI	2,600,000	2,600,000	2,216,139	Retail	Single Tenant	5.33000%	0.0135%	Actual/360	120	119	360	360	09/28/2018	11/06/2018	10/06/2028	No

A-1-4

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Pari Passu	Pari Passu
				Monthly	Annual	Companion Loan	Companion Loan	Remaining			Crossed
			Final	Debt	Debt	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised	Appraisal
Property Flag	ID	Property Name	Maturity Date	Service($)(8)(9)	Service($)(8)(9)	Service($)	Service($)	Period	Lockbox(10)	Management(11)	Other Loans	Borrower	NOI DSCR(8)(9)(12)	NCF DSCR(8)(9)(12)	Period(14)	Date	Value ($)(15)	As-of Date
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	09/06/2023	273,750	3,285,000	342,188	4,106,250	58	Hard	In Place	No	Yes - A	4.04x	3.89x	0	6	640,000,000	03/23/2018
Property	1.001	55 Prospect Street															220,000,000	03/23/2018
Property	1.002	117 Adams Street															175,000,000	03/23/2018
Property	1.003	77 Sands Street															175,000,000	03/23/2018
Property	1.004	81 Prospect Street															70,000,000	03/23/2018
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	10/06/2028	175,911	2,110,934	815,334	9,784,011	119	Hard	In Place	No	No	3.01x	2.97x	0	6	705,800,000	11/15/2019
Loan	3	Aventura Mall(2)(33)(36)	07/01/2028	174,104	2,089,245	4,724,131	56,689,568	116	Hard; Master Lease Rents (Soft Springing Hard)	Springing	No	No	2.63x	2.58x	0	1	3,450,000,000	04/16/2018
Loan	4	Shops at Solaris(2)	11/06/2028	183,767	2,205,208	73,507	882,083	120	Hard	Springing	No	No	2.52x	2.46x	0	6	150,000,000	08/23/2018
Loan	5	Liberty Portfolio(2)(5)	10/06/2028	200,877	2,410,521	464,829	5,577,945	119	Hard	Springing	No	No	1.89x	1.77x	0	6	256,700,000	Various
Property	5.001	Liberty Center at Rio Salado															212,910,000	08/22/2018
Property	5.002	8501 East Raintree Drive															43,790,000	08/24/2018
Loan	6	Christiana Center	11/01/2028	265,744	3,188,933			60	Springing Hard	Springing	No	No	1.50x	1.45x	0	1	69,400,000	09/06/2018
Loan	7	192 Lexington Avenue(2)	10/06/2028	190,831	2,289,969	58,079	696,947	119	Hard	Springing	No	No	1.47x	1.41x	0	6	101,000,000	08/07/2018
Loan	8	Hotel Erwin	10/06/2028	195,047	2,340,563			119	Springing Hard	Springing	No	No	2.52x	2.24x	0	6	91,100,000	08/22/2018
Loan	9	Aon Center(2)(34)(36)	07/01/2023	168,118	2,017,418	1,200,285	14,403,425	56	Hard	Springing	No	No	3.14x	3.03x	0	1	824,000,000	05/01/2018
Loan	10	Workspace(2)(36)	07/01/2023	181,554	2,178,644	2,433,521	29,202,255	56	Hard	In Place	No	No	3.99x	3.60x	0	1	1,634,285,000	Various
Property	10.001	6625 78th Street West															56,950,000	04/13/2018
Property	10.002	1500 Liberty Ridge Drive															51,350,000	04/16/2018
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive															44,000,000	04/11/2018
Property	10.004	1301 International Parkway															38,500,000	04/11/2018
Property	10.005	777 West Yamato Road															38,000,000	04/19/2018
Property	10.006	4425 East Cotton Center Boulevard															35,500,000	04/19/2018
Property	10.007	4500 East Cotton Center Boulevard															32,000,000	04/19/2018
Property	10.008	3100 Southwest 145th Avenue															30,600,000	04/11/2018
Property	10.009	3400 Lakeside Drive															29,100,000	04/11/2018
Property	10.010	3450 Lakeside Drive															28,900,000	04/11/2018
Property	10.011	40 Liberty Boulevard															28,100,000	04/16/2018
Property	10.012	4630 Woodland Corporate Boulevard															26,100,000	04/20/2018
Property	10.013	750 Park of Commerce Road															25,900,000	04/19/2018
Property	10.014	13621 Northwest 12th Street															25,200,000	04/11/2018
Property	10.015	2 West Liberty Boulevard															24,350,000	04/16/2018
Property	10.016	10400 Viking Drive															23,400,000	04/17/2018
Property	10.017	100 Witmer Road															21,800,000	04/23/2018
Property	10.018	7 Walnut Grove Drive															22,200,000	04/17/2018
Property	10.019	4313 East Cotton Center Boulevard															23,400,000	04/19/2018
Property	10.020	1400 Liberty Ridge Drive															19,800,000	04/16/2018
Property	10.021	1200 Liberty Ridge Drive															18,750,000	04/16/2018
Property	10.022	4750 South 44th Place															19,700,000	04/19/2018
Property	10.023	680 Blair Mill Road															19,550,000	04/17/2018
Property	10.024	3020 US Highway 301 South															18,900,000	04/20/2018
Property	10.025	4 Walnut Grove Drive															18,600,000	04/17/2018
Property	10.026	4631 Woodland Corporate Boulevard															18,350,000	04/20/2018
Property	10.027	5 Walnut Grove Drive															17,400,000	04/17/2018
Property	10.028	700 Dresher Road															16,850,000	04/23/2018
Property	10.029	45-67 Great Valley Parkway															16,800,000	04/17/2018
Property	10.030	4610 South 44th Place															16,350,000	04/19/2018
Property	10.031	4217 East Cotton Center Boulevard															15,000,000	04/19/2018
Property	10.032	1 Country View Road															14,900,000	04/16/2018
Property	10.033	4410 East Cotton Center Boulevard															14,800,000	04/19/2018
Property	10.034	951 Northwest Broken Sound Parkway															14,500,000	04/19/2018
Property	10.035	77-123 Great Valley Parkway															14,400,000	04/17/2018
Property	10.036	420-500 Lapp Road															14,200,000	04/17/2018
Property	10.037	507 Prudential Road															12,850,000	04/23/2018
Property	10.038	2 Walnut Grove Drive															12,100,000	04/23/2018
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard															12,600,000	04/12/2018
Property	10.040	9801 South 51st Street															12,200,000	04/19/2018
Property	10.041	180 Sheree Boulevard															12,000,000	04/16/2018
Property	10.042	7615 Smetana Lane															11,900,000	04/17/2018
Property	10.043	4550 South 44th Place															12,000,000	04/19/2018
Property	10.044	131 Kelsey Lane															11,630,000	04/24/2018
Property	10.045	5775 Old Shakopee Road West															11,250,000	04/12/2018
Property	10.046	8401-8406 Benjamin Road (North)															11,050,000	04/12/2018
Property	10.047	7625 Smetana Lane															10,540,000	04/17/2018
Property	10.048	5 Great Valley Parkway															10,600,000	04/16/2018
Property	10.049	5705 Old Shakopee Road West															10,625,000	04/12/2018
Property	10.050	7 Great Valley Parkway															10,150,000	04/16/2018
Property	10.051	65 Valley Stream Parkway															10,200,000	04/16/2018
Property	10.052	220 Gibraltar Road															10,100,000	04/17/2018
Property	10.053	257-275 Great Valley Parkway															10,000,000	04/17/2018
Property	10.054	240 Gibraltar Road															9,900,000	04/17/2018
Property	10.055	200 Gibraltar Road															9,750,000	04/17/2018
Property	10.056	9023 Columbine Road															9,380,000	04/16/2018
Property	10.057	3 Country View Road															9,600,000	04/16/2018
Property	10.058	333 Phoenixville Pike															9,400,000	04/17/2018
Property	10.059	1 Great Valley Parkway															9,250,000	04/17/2018
Property	10.060	4405 East Cotton Center Boulevard															9,300,000	04/19/2018

A-1-5

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Pari Passu	Pari Passu
				Monthly	Annual	Companion Loan	Companion Loan	Remaining			Crossed
			Final	Debt	Debt	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised	Appraisal
Property Flag	ID	Property Name	Maturity Date	Service($)(8)(9)	Service($)(8)(9)	Service($)	Service($)	Period	Lockbox(10)	Management(11)	Other Loans	Borrower	NOI DSCR(8)(9)(12)	NCF DSCR(8)(9)(12)	Period(14)	Date	Value ($)(15)	As-of Date
Property	10.061	7920 Woodland Center Boulevard															8,840,000	04/12/2018
Property	10.062	20 Valley Stream Parkway															9,000,000	04/16/2018
Property	10.063	5715 Old Shakopee Road West															8,750,000	04/12/2018
Property	10.064	150-182 Kelsey Lane															8,500,000	04/20/2018
Property	10.065	155 Great Valley Parkway															8,350,000	04/17/2018
Property	10.066	701-725 US Highway 301 South															8,200,000	04/24/2018
Property	10.067	901-933 US Highway 301 South															8,200,000	04/24/2018
Property	10.068	7725 Woodland Center Boulevard															8,050,000	04/20/2018
Property	10.069	4508 Woodland Corporate Boulevard															8,000,000	04/20/2018
Property	10.070	3102, 3104 and 3110 Cherry Palm															7,800,000	04/24/2018
Property	10.071	101 Gibraltar Road															7,750,000	04/17/2018
Property	10.072	6161 American Boulevard West															7,700,000	04/13/2018
Property	10.073	4502 Woodland Center Boulevard															7,500,000	04/20/2018
Property	10.074	110 Gibraltar Road															7,500,000	04/17/2018
Property	10.075	8855 Columbine Road															7,130,000	04/17/2018
Property	10.076	8939 Columbine Road															7,220,000	04/17/2018
Property	10.077	7905 Fuller Road															7,350,000	04/17/2018
Property	10.078	10801 Nesbitt Avenue South															7,275,000	04/12/2018
Property	10.079	9008 Brittany Way															7,150,000	04/24/2018
Property	10.080	8995 Columbine Road															6,930,000	04/17/2018
Property	10.081	7852-7898 Woodland Center Boulevard															7,200,000	04/12/2018
Property	10.082	455 Business Center Drive															7,050,000	04/17/2018
Property	10.083	231-253 Gibraltar Road															7,000,000	04/20/2018
Property	10.084	747 Dresher Road															6,900,000	04/23/2018
Property	10.085	55 Valley Stream Parkway															6,900,000	04/16/2018
Property	10.086	8212 Woodland Center Boulevard															6,900,000	04/12/2018
Property	10.087	4303 East Cotton Center Boulevard															6,990,000	04/19/2018
Property	10.088	501 US Highway 301 South															6,850,000	04/24/2018
Property	10.089	7802-7850 Woodland Center Boulevard															6,800,000	04/12/2018
Property	10.090	8102 Woodland Center Boulevard															6,700,000	04/12/2018
Property	10.091	102 Rock Road															6,600,000	04/20/2018
Property	10.092	111-159 Gibraltar Road															6,550,000	04/20/2018
Property	10.093	200-264 Lakeside Drive															6,400,000	04/17/2018
Property	10.094	181-187 Gibraltar Road															6,100,000	04/20/2018
Property	10.095	120 Gibraltar Road															6,350,000	04/17/2018
Property	10.096	4207 East Cotton Center Boulevard															6,300,000	04/19/2018
Property	10.097	161-175 Gibraltar Road															6,225,000	04/20/2018
Property	10.098	8967 Columbine Road															6,020,000	04/17/2018
Property	10.099	8125-8198 Woodland Center Boulevard															6,500,000	04/12/2018
Property	10.100	111 Kelsey Lane															6,070,000	04/24/2018
Property	10.101	261-283 Gibraltar Road															6,000,000	04/20/2018
Property	10.102	27-43 Great Valley Parkway															5,900,000	04/17/2018
Property	10.103	767 Electronic Drive															5,100,000	04/20/2018
Property	10.104	200-234 Kelsey Lane															5,700,000	04/20/2018
Property	10.105	4435 East Cotton Center Boulevard															5,650,000	04/19/2018
Property	10.106	7800 Equitable Drive															5,400,000	04/17/2018
Property	10.107	8906 Brittany Way															5,475,000	04/24/2018
Property	10.108	201-223 Witmer Road															5,350,000	04/20/2018
Property	10.109	4520 Seedling Circle															5,300,000	04/12/2018
Property	10.110	13630 Northwest 8th Street															5,100,000	04/11/2018
Property	10.111	5735 Old Shakopee Road West															5,175,000	04/12/2018
Property	10.112	50 Valley Stream Parkway															5,150,000	04/16/2018
Property	10.113	4503 Woodland Corporate Boulevard															5,050,000	04/20/2018
Property	10.114	508 Lapp Road															4,850,000	04/17/2018
Property	10.115	125-135 Rock Road															4,875,000	04/20/2018
Property	10.116	8911 Columbine Road															4,610,000	04/17/2018
Property	10.117	9306-9324 East Broadway Avenue															4,800,000	04/20/2018
Property	10.118	201 Gibraltar Road															4,700,000	04/23/2018
Property	10.119	101-111 Rock Road															4,700,000	04/20/2018
Property	10.120	4505 Woodland Corporate Boulevard															4,600,000	04/20/2018
Property	10.121	4511 Woodland Corporate Boulevard															4,600,000	04/20/2018
Property	10.122	40 Valley Stream Parkway															4,450,000	04/16/2018
Property	10.123	400-445 Lakeside Drive, Unit #400															4,450,000	04/17/2018
Property	10.124	7702 Woodland Center Boulevard															4,400,000	04/20/2018
Property	10.125	103-109 Gibraltar Road															4,350,000	04/20/2018
Property	10.126	8001 Woodland Center Boulevard															4,300,000	04/20/2018
Property	10.127	113-123 Rock Road															4,300,000	04/20/2018
Property	10.128	555 Business Center Drive															4,300,000	04/23/2018
Property	10.129	4415 East Cotton Center Boulevard															4,170,000	04/19/2018
Property	10.130	300 Welsh Road Building 4															4,250,000	04/17/2018
Property	10.131	9001-9015 Brittany Way															4,100,000	04/24/2018
Property	10.132	277-293 Great Valley Parkway															3,800,000	04/17/2018
Property	10.133	13650 Northwest 8th Street															3,500,000	04/11/2018
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)															3,700,000	04/17/2018
Property	10.135	300-309 Lakeside Drive															3,450,000	04/23/2018
Property	10.136	101-107 Lakeside Drive															3,200,000	04/23/2018

A-1-6

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Pari Passu	Pari Passu
				Monthly	Annual	Companion Loan	Companion Loan	Remaining			Crossed
			Final	Debt	Debt	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised	Appraisal
Property Flag	ID	Property Name	Maturity Date	Service($)(8)(9)	Service($)(8)(9)	Service($)	Service($)	Period	Lockbox(10)	Management(11)	Other Loans	Borrower	NOI DSCR(8)(9)(12)	NCF DSCR(8)(9)(12)	Period(14)	Date	Value ($)(15)	As-of Date
Property	10.137	7695-7699 Anagram Drive															3,130,000	04/17/2018
Property	10.138	425 Technology Drive															2,950,000	04/17/2018
Property	10.139	300 Technology Drive															2,800,000	04/17/2018
Property	10.140	7851-61 Woodland Center Boulevard															2,700,000	04/12/2018
Property	10.141	510 Lapp Road															2,600,000	04/17/2018
Property	10.142	300 Welsh Road Building 3															2,550,000	04/23/2018
Property	10.143	7624 Bald Cypress Place															1,850,000	04/12/2018
Property	10.144	75 Great Valley Parkway															1,675,000	04/17/2018
Property	10.145	506 Prudential Road															1,450,000	04/23/2018
Property	10.146	30 Great Valley Parkway															1,150,000	04/17/2018
Property	10.147	100 Gibraltar Road															450,000	04/17/2018
Loan	11	636 11th Avenue(2)(31)(35)	06/01/2029	137,652	1,651,828	688,262	8,259,139	115	Hard	Springing	No	No	2.49x	2.39x	0	1	428,000,000	04/04/2018
Loan	12	Courtyard at The Navy Yard(5)(35)	11/06/2028	222,420	2,669,040			0	Soft	Springing	No	No	1.86x	1.63x	0	6	57,000,000	08/01/2018
Loan	13	710 Bridgeport	11/01/2028	207,854	2,494,253			36	Hard	Springing	No	No	1.34x	1.30x	0	1	51,700,000	09/21/2018
Loan	14	Outlet Shoppes at El Paso(2)	10/06/2028	195,528	2,346,339	211,822	2,541,868	0	Hard	Springing	No	No	1.64x	1.51x	0	6	127,375,000	07/27/2018
Loan	15	Castleton Commons & Square(34)	11/06/2028	194,498	2,333,974			0	Hard	In Place	No	No	1.46x	1.31x	0	6	52,600,000	07/23/2018
Loan	16	Courtyard Edgewater(34)	10/06/2028	170,352	2,044,220			0	Springing Hard	Springing	No	No	1.72x	1.55x	0	6	45,000,000	08/16/2019
Loan	17	Aston Street(22)	10/06/2028	139,629	1,675,553			35	Hard	Springing	No	No	1.31x	1.20x	0	6	37,000,000	07/03/2018
Loan	18	Overland Park Xchange(2)	07/01/2028	99,277	1,191,319	210,466	2,525,597	116	Hard	Springing	No	No	2.29x	2.10x	0	1	119,700,000	06/13/2018
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	10/06/2028	135,891	1,630,693	220,144	2,641,723	0	Hard	Springing	No	No	1.99x	1.67x	0	6	96,700,000	08/22/2018
Loan	20	Carmel Mission Inn(35)	10/06/2028	132,049	1,584,589			11	Hard	Springing	No	No	1.98x	1.76x	0	6	34,100,000	06/01/2018
Loan	21	Maize & Blue Portfolio	11/01/2028	90,228	1,082,737			120	Springing Soft	Springing	No	No	1.96x	1.92x	0	1	36,000,000	08/24/2018
Property	21.001	The Lion															5,000,000	08/24/2018
Property	21.002	The Forum															4,500,000	08/24/2018
Property	21.003	520 Packard															4,200,000	08/24/2018
Property	21.004	The Abbey															4,200,000	08/24/2018
Property	21.005	The Dean															3,300,000	08/24/2018
Property	21.006	326 E Madison															3,300,000	08/24/2018
Property	21.007	1000 Oakland															3,200,000	08/24/2018
Property	21.008	344 S Division															2,500,000	08/24/2018
Property	21.009	The Lodge															2,500,000	08/24/2018
Property	21.010	The Algonquin															2,300,000	08/24/2018
Property	21.011	515 E Lawrence															1,000,000	08/24/2018
Loan	22	Springhill Suites Huntington Beach	11/01/2028	110,434	1,325,205			24	Hard	Springing	No	No	2.27x	2.27x	0	1	38,100,000	07/26/2018
Loan	23	CityLine XIV Portfolio	09/06/2028	113,061	1,356,737			34	Springing Hard	Springing	No	No	1.31x	1.27x	0	6	31,030,000	Various
Property	23.001	CityLine Sebastian															15,860,000	07/16/2018
Property	23.002	CityLine Tuscaloosa															6,300,000	07/19/2018
Property	23.003	CityLine Route 22															6,590,000	07/06/2018
Property	23.004	Extra Space Storage - Madison															2,280,000	07/23/2018
Loan	24	Chicopee Marketplace	10/01/2028	77,406	928,870			119	Hard	Springing	No	No	2.87x	2.68x	0	1	29,900,000	07/24/2018
Loan	25	Concord Plaza(2)	09/06/2023	104,801	1,257,613	110,317	1,323,803	34	Hard	Springing	No	No	1.55x	1.36x	0	6	52,600,000	06/07/2018
Loan	26	Woodside Office Center(36)	11/06/2028	100,252	1,203,028			60	Springing Hard	Springing	No	No	1.25x	1.23x	0	6	26,000,000	08/03/2018
Loan	27	Shelbourne Global Portfolio I(2)(31)	10/06/2028	89,014	1,068,173	370,893	4,450,719	119	Soft	Springing	No	No	1.54x	1.45x	0	6	142,750,000	Various
Property	27.001	1515 Broad Street															61,150,000	08/01/2018
Property	27.002	140 Centennial Avenue															23,600,000	07/31/2018
Property	27.003	675 Central Avenue															16,150,000	08/01/2018
Property	27.004	275 Centennial Avenue															15,500,000	07/30/2018
Property	27.005	691 Central Avenue															10,650,000	08/01/2018
Property	27.006	80 Kingsbridge Road															3,700,000	07/30/2018
Property	27.007	20 Kingsbridge Road															12,000,000	07/30/2018
Loan	28	1555 North Sheffield	10/06/2028	75,852	910,219			119	Springing Hard	Springing	No	No	1.61x	1.54x	0	6	28,600,000	08/17/2018
Loan	29	Globe Chicago Industrial Portfolio	10/06/2023	75,124	901,489			59	Hard	Springing	No	No	2.12x	1.97x	0	6	29,500,000	08/24/2018
Property	29.001	Hoffman Industrial															7,300,000	08/24/2018
Property	29.002	Aurora Industrial															7,300,000	08/24/2018
Property	29.003	Schaumburg Tower Industrial															6,400,000	08/24/2018
Property	29.004	Bloomingdale Industrial															5,400,000	08/24/2018
Property	29.005	Schaumburg Basswood Industrial															3,100,000	08/24/2018
Loan	30	Pavilions North Shopping Center	11/01/2028	61,045	732,534			120	Springing Hard	Springing	No	No	2.54x	2.33x	0	1	23,800,000	08/24/2018
Loan	31	Hilton Garden Inn Frederick	10/06/2028	77,441	929,290			35	Hard	Springing	No	No	2.26x	2.01x	0	6	22,700,000	08/22/2018
Loan	32	The Center at Carbon Beach	09/06/2028	52,010	624,120			118	Springing Hard	Springing	No	No	1.61x	1.53x	0	6	21,600,000	07/23/2018
Loan	33	BJ’s Summerville	10/06/2023	67,791	813,493			0	Springing Hard	Springing	No	No	1.29x	1.23x	0	6	16,710,000	08/16/2018
Loan	34	Columbus Industrial Portfolio	10/06/2028	50,132	601,586			0	Hard	Springing	No	No	1.50x	1.37x	0	6	12,450,000	07/19/2018
Property	34.001	Huntley															9,900,000	07/19/2018
Property	34.002	Frusta															2,550,000	07/19/2018
Loan	35	Fresno E Street Office	07/06/2028	48,407	580,882			44	Hard	Springing	No	No	1.61x	1.55x	0	6	13,100,000	04/16/2018
Loan	36	300 East 64th Street	10/01/2028	36,439	437,270			119	Hard	Springing	No	Yes - A	1.61x	1.50x	5	1	14,500,000	07/01/2018
Loan	37	Old Orchard	10/06/2028	47,487	569,842			0	Springing Soft	Springing	No	No	1.59x	1.47x	0	6	12,000,000	08/07/2018
Loan	38	Market Square	11/06/2028	49,262	591,147			0	Hard	Springing	No	No	1.27x	1.19x	0	6	13,500,000	07/05/2018
Loan	39	May & Ellis Building	10/06/2028	35,625	427,496			119	Hard	Springing	No	No	1.56x	1.52x	0	6	13,900,000	09/05/2018
Loan	40	Ocala West	10/06/2023	43,830	525,961			0	Springing Hard	Springing	No	No	1.94x	1.78x	0	6	11,000,000	08/11/2018
Loan	41	Torrey Corner	11/06/2028	42,487	509,841			48	Springing Hard	Springing	No	Yes - B	1.36x	1.31x	0	6	12,550,000	07/18/2018
Loan	42	NC Self Storage Portfolio	10/06/2028	41,137	493,644			0	Springing Hard	Springing	No	No	1.38x	1.36x	0	6	10,870,000	06/26/2018
Property	42.001	The Attic Self-Storage															5,820,000	06/26/2018
Property	42.002	Speedway Self-Storage															3,030,000	06/26/2018
Property	42.003	Armadillo Self-Storage															2,020,000	06/26/2018
Loan	43	Kohl’s - Florence KY(31)	10/06/2028	38,006	456,078			23	Hard	Springing	No	No	1.42x	1.35x	0	6	10,090,000	08/22/2018

A-1-7

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Pari Passu	Pari Passu
				Monthly	Annual	Companion Loan	Companion Loan	Remaining			Crossed
			Final	Debt	Debt	Monthly Debt	Annual Debt	Interest Only		Cash	With	Related	Underwritten	Underwritten	Grace	Payment	Appraised	Appraisal
Property Flag	ID	Property Name	Maturity Date	Service($)(8)(9)	Service($)(8)(9)	Service($)	Service($)	Period	Lockbox(10)	Management(11)	Other Loans	Borrower	NOI DSCR(8)(9)(12)	NCF DSCR(8)(9)(12)	Period(14)	Date	Value ($)(15)	As-of Date
Loan	44	237-239 Hawthorne Street	10/06/2028	28,918	347,019			119	Springing Hard	Springing	No	No	1.29x	1.28x	0	6	9,900,000	08/14/2018
Loan	45	Greystone Business Park	10/06/2028	30,959	371,504			59	Springing Hard	Springing	No	No	1.90x	1.73x	0	6	9,100,000	08/02/2018
Loan	46	DS Smith - Lester Prairie	11/06/2028	27,703	332,438			24	Springing Hard	Springing	No	Yes - C	1.61x	1.49x	0	6	9,175,000	09/12/2018
Loan	47	Sugar Grove	10/06/2028	17,438	209,253			119	Springing Hard	Springing	No	No	2.97x	2.97x	0	6	11,200,000	08/20/2018
Loan	48	Campus Pointe	10/06/2028	23,489	281,873			41	Springing Hard	Springing	No	Yes - B	1.39x	1.32x	0	6	7,000,000	07/18/2018
Loan	49	Nemours at Sonata West	10/06/2028	22,419	269,026			29	Springing Hard	Springing	No	No	1.39x	1.35x	0	6	5,850,000	07/27/2018
Loan	50	Cottages at Gateway Park	10/06/2028	14,323	171,877			35	Soft	Springing	No	No	1.87x	1.77x	0	6	3,600,000	06/06/2018
Loan	51	WAG Richmond	10/06/2028	14,486	173,837			11	Springing Hard	Springing	No	Yes - C	1.34x	1.33x	0	6	3,900,000	08/27/2018

A-1-8

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

															Loan per Net
			FIRREA	Cut-Off									Rentable Area	Units	Rentable Area
			Compliant	Date LTV	LTV Ratio at						Year	Year	(SF/Units	of	(SF/Units/
Property Flag	ID	Property Name	(Yes/No)	Ratio(9)(12)(15)	Maturity or ARD(9)(12)(15)	Address	City	County	State	Zip Code	Built	Renovated	Rooms)(4)	Measure	Rooms) ($)(4)(12)
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	Yes	28.1%	28.1%	Various	Brooklyn	Kings	NY	11201	Various	2017	753,074	Sq. Ft.	239
Property	1.001	55 Prospect Street	Yes			55 Prospect Street	Brooklyn	Kings	NY	11201	1967	2017	255,504	Sq. Ft.	235
Property	1.002	117 Adams Street	Yes			117 Adams Street	Brooklyn	Kings	NY	11201	1926	2017	182,955	Sq. Ft.	277
Property	1.003	77 Sands Street	Yes			77 Sands Street	Brooklyn	Kings	NY	11201	1962	2017	223,729	Sq. Ft.	210
Property	1.004	81 Prospect Street	Yes			81 Prospect Street	Brooklyn	Kings	NY	11201	1909	2017	90,886	Sq. Ft.	248
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	Yes	40.2%	40.2%	1120, 1140 & 1160 Enterprise Way	Sunnyvale	Santa Clara	CA	94089	2009	2011-2012	676,598	Sq. Ft.	420
Loan	3	Aventura Mall(2)(33)(36)	Yes	40.8%	40.8%	19501 Biscayne Boulevard	Aventura	Miami-Dade	FL	33180	1983	1997, 1998, 2006 - 2008, 2017	1,217,508	Sq. Ft.	1,155
Loan	4	Shops at Solaris(2)	Yes	46.7%	46.7%	141 East Meadow Drive	Vail	Eagle	CO	81657	2010	NAP	70,670	Sq. Ft.	991
Loan	5	Liberty Portfolio(2)(5)	Yes	64.6%	64.6%	Various	Various	Maricopa	AZ	Various	Various	NAP	805,746	Sq. Ft.	206
Property	5.001	Liberty Center at Rio Salado	Yes			1850, 1870, 1910 & 1930 West Rio Salado Parkway	Tempe	Maricopa	AZ	85281	2014, 2016, 2017	NAP	682,406	Sq. Ft.	206
Property	5.002	8501 East Raintree Drive	Yes			8501 East Raintree Drive	Scottsdale	Maricopa	AZ	85260	2006	NAP	123,340	Sq. Ft.	202
Loan	6	Christiana Center	Yes	70.6%	65.2%	100-900 Center Boulevard	Newark	New Castle	DE	19702	1998-2000	NAP	302,779	Sq. Ft.	162
Loan	7	192 Lexington Avenue(2)	Yes	59.4%	59.4%	192 Lexington Avenue	New York	New York	NY	10016	1926	NAP	132,049	Sq. Ft.	454
Loan	8	Hotel Erwin	Yes	49.4%	49.4%	1697 Pacific Avenue	Venice Beach	Los Angeles	CA	90291	1975	2016-2018	119	Rooms	378,151
Loan	9	Aon Center(2)(34)(36)	Yes	40.3%	40.3%	200 East Randolph Street	Chicago	Cook	IL	60601	1972	2016-2018	2,777,240	Sq. Ft.	126
Loan	10	Workspace(2)(36)	Yes	35.4%	35.4%	Various	Various	Various	Various	Various	Various	Various	9,884,763	Sq. Ft.	59
Property	10.001	6625 78th Street West	Yes			6625 78th Street West	Bloomington	Hennepin	MN	55439	1997	NAP	325,000	Sq. Ft.	62
Property	10.002	1500 Liberty Ridge Drive	Yes			1500 Liberty Ridge Drive	Tredyffrin Township	Chester	PA	19087	2003	NAP	233,120	Sq. Ft.	78
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive	Yes			3350 Southwest 148th Avenue & Lakeside Drive	Miramar	Broward	FL	33027	2000	NAP	154,768	Sq. Ft.	100
Property	10.004	1301 International Parkway	Yes			1301 International Parkway	Sunrise	Broward	FL	33323	2006	NAP	140,160	Sq. Ft.	97
Property	10.005	777 West Yamato Road	Yes			777 West Yamato Road	Boca Raton	Palm Beach	FL	33431	1989	NAP	155,608	Sq. Ft.	86
Property	10.006	4425 East Cotton Center Boulevard	Yes			4425 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2001	NAP	165,000	Sq. Ft.	76
Property	10.007	4500 East Cotton Center Boulevard	Yes			4500 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2013	NAP	139,403	Sq. Ft.	81
Property	10.008	3100 Southwest 145th Avenue	Yes			3100 Southwest 145th Avenue	Miramar	Broward	FL	33027	2008	NAP	104,337	Sq. Ft.	104
Property	10.009	3400 Lakeside Drive	Yes			3400 Lakeside Drive	Miramar	Broward	FL	33027	1989	NAP	120,130	Sq. Ft.	86
Property	10.010	3450 Lakeside Drive	Yes			3450 Lakeside Drive	Miramar	Broward	FL	33027	1989	NAP	119,598	Sq. Ft.	85
Property	10.011	40 Liberty Boulevard	Yes			40 Liberty Boulevard	East Whiteland Township	Chester	PA	19355	1989	2015	126,000	Sq. Ft.	79
Property	10.012	4630 Woodland Corporate Boulevard	Yes			4630 Woodland Corporate Boulevard	Tampa	Hillsborough	FL	33614	1999	NAP	140,548	Sq. Ft.	66
Property	10.013	750 Park of Commerce Road	Yes			750 Park of Commerce Road	Boca Raton	Palm Beach	FL	33487	2008	NAP	95,331	Sq. Ft.	96
Property	10.014	13621 Northwest 12th Street	Yes			13621 Northwest 12th Street	Sunrise	Broward	FL	33323	2000	NAP	106,425	Sq. Ft.	84
Property	10.015	2 West Liberty Boulevard	Yes			2 West Liberty Boulevard	East Whiteland Township	Chester	PA	19355	2004	NAP	100,676	Sq. Ft.	86
Property	10.016	10400 Viking Drive	Yes			10400 Viking Drive	Eden Prairie	Hennepin	MN	55344	1997	2017	167,172	Sq. Ft.	50
Property	10.017	100 Witmer Road	Yes			100 Witmer Road	Horsham Township	Montgomery	PA	19044	1996	NAP	139,128	Sq. Ft.	57
Property	10.018	7 Walnut Grove Drive	Yes			7 Walnut Grove Drive	Horsham Township	Montgomery	PA	19044	2007	NAP	120,000	Sq. Ft.	65
Property	10.019	4313 East Cotton Center Boulevard	Yes			4313 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2001	NAP	108,874	Sq. Ft.	72
Property	10.020	1400 Liberty Ridge Drive	Yes			1400 Liberty Ridge Drive	Tredyffrin Township	Chester	PA	19087	1979	NAP	101,136	Sq. Ft.	69
Property	10.021	1200 Liberty Ridge Drive	Yes			1200 Liberty Ridge Drive	Tredyffrin Township	Chester	PA	19087	2001	NAP	86,150	Sq. Ft.	81
Property	10.022	4750 South 44th Place	Yes			4750 South 44th Place	Phoenix	Maricopa	AZ	85040	2007	NAP	79,496	Sq. Ft.	88
Property	10.023	680 Blair Mill Road	Yes			680 Blair Mill Road	Horsham Township	Montgomery	PA	19044	2001	NAP	115,110	Sq. Ft.	60
Property	10.024	3020 US Highway 301 South	Yes			3020 US Highway 301 South	Riverview	Hillsborough	FL	33578	2000	NAP	99,039	Sq. Ft.	68
Property	10.025	4 Walnut Grove Drive	Yes			4 Walnut Grove Drive	Horsham Township	Montgomery	PA	19044	1999	NAP	109,700	Sq. Ft.	60
Property	10.026	4631 Woodland Corporate Boulevard	Yes			4631 Woodland Corporate Boulevard	Tampa	Hillsborough	FL	33614	2008	NAP	90,472	Sq. Ft.	72
Property	10.027	5 Walnut Grove Drive	Yes			5 Walnut Grove Drive	Horsham Township	Montgomery	PA	19044	2000	NAP	105,000	Sq. Ft.	59
Property	10.028	700 Dresher Road	Yes			700 Dresher Road	Horsham Township	Montgomery	PA	19044	1980	NAP	110,000	Sq. Ft.	54
Property	10.029	45-67 Great Valley Parkway	Yes			45-67 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1975	NAP	128,011	Sq. Ft.	46
Property	10.030	4610 South 44th Place	Yes			4610 South 44th Place	Phoenix	Maricopa	AZ	85040	2008	NAP	66,012	Sq. Ft.	88
Property	10.031	4217 East Cotton Center Boulevard	Yes			4217 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2006	NAP	88,140	Sq. Ft.	60
Property	10.032	1 Country View Road	Yes			1 Country View Road	East Whiteland Township	Chester	PA	19355	1982	2014	54,798	Sq. Ft.	96
Property	10.033	4410 East Cotton Center Boulevard	Yes			4410 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2007	NAP	101,269	Sq. Ft.	52
Property	10.034	951 Northwest Broken Sound Parkway	Yes			951 Northwest Broken Sound Parkway	Boca Raton	Palm Beach	FL	33487	1986	NAP	85,610	Sq. Ft.	60
Property	10.035	77-123 Great Valley Parkway	Yes			77-123 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1979	NAP	103,099	Sq. Ft.	49
Property	10.036	420-500 Lapp Road	Yes			420-500 Lapp Road	East Whiteland Township	Chester	PA	19355	1990	NAP	91,312	Sq. Ft.	55
Property	10.037	507 Prudential Road	Yes			507 Prudential Road	Horsham Township	Montgomery	PA	19044	1973	NAP	100,710	Sq. Ft.	44
Property	10.038	2 Walnut Grove Drive	Yes			2 Walnut Grove Drive	Horsham Township	Montgomery	PA	19044	1988	NAP	81,856	Sq. Ft.	54
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard	Yes			7930, 8010, 8020 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1990	NAP	89,758	Sq. Ft.	49
Property	10.040	9801 South 51st Street	Yes			9801 South 51st Street	Phoenix	Maricopa	AZ	85044	1997	NAP	71,550	Sq. Ft.	60
Property	10.041	180 Sheree Boulevard	Yes			180 Sheree Boulevard	Uwchlan Township	Chester	PA	19341	1989	NAP	107,417	Sq. Ft.	40
Property	10.042	7615 Smetana Lane	Yes			7615 Smetana Lane	Eden Prairie	Hennepin	MN	55344	2000	NAP	93,444	Sq. Ft.	45
Property	10.043	4550 South 44th Place	Yes			4550 South 44th Place	Phoenix	Maricopa	AZ	85040	2008	NAP	54,489	Sq. Ft.	77
Property	10.044	131 Kelsey Lane	Yes			131 Kelsey Lane	Tampa	Hillsborough	FL	33619	1998	NAP	89,290	Sq. Ft.	46
Property	10.045	5775 Old Shakopee Road West	Yes			5775 Old Shakopee Road West	Bloomington	Hennepin	MN	55437	2000	NAP	103,050	Sq. Ft.	39
Property	10.046	8401-8406 Benjamin Road (North)	Yes			8401-8406 Benjamin Road (North)	Tampa	Hillsborough	FL	33634	1986	NAP	94,766	Sq. Ft.	41
Property	10.047	7625 Smetana Lane	Yes			7625 Smetana Lane	Eden Prairie	Hennepin	MN	55344	2006	NAP	55,924	Sq. Ft.	68
Property	10.048	5 Great Valley Parkway	Yes			5 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1983	2014	65,044	Sq. Ft.	58
Property	10.049	5705 Old Shakopee Road West	Yes			5705 Old Shakopee Road West	Bloomington	Hennepin	MN	55437	2006	NAP	74,594	Sq. Ft.	50
Property	10.050	7 Great Valley Parkway	Yes			7 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1985	2012	61,108	Sq. Ft.	59
Property	10.051	65 Valley Stream Parkway	Yes			65 Valley Stream Parkway	East Whiteland Township	Chester	PA	19355	1983	2014	61,313	Sq. Ft.	59
Property	10.052	220 Gibraltar Road	Yes			220 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1990	NAP	63,587	Sq. Ft.	56
Property	10.053	257-275 Great Valley Parkway	Yes			257-275 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1984	NAP	71,122	Sq. Ft.	50
Property	10.054	240 Gibraltar Road	Yes			240 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1990	NAP	63,587	Sq. Ft.	55
Property	10.055	200 Gibraltar Road	Yes			200 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1990	NAP	64,452	Sq. Ft.	53
Property	10.056	9023 Columbine Road	Yes			9023 Columbine Road	Eden Prairie	Hennepin	MN	55347	1999	NAP	62,200	Sq. Ft.	55
Property	10.057	3 Country View Road	Yes			3 Country View Road	East Whiteland Township	Chester	PA	19355	1998	NAP	70,000	Sq. Ft.	49
Property	10.058	333 Phoenixville Pike	Yes			333 Phoenixville Pike	East Whiteland Township	Chester	PA	19355	1986	NAP	84,000	Sq. Ft.	40
Property	10.059	1 Great Valley Parkway	Yes			1 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1983	NAP	60,880	Sq. Ft.	55
Property	10.060	4405 East Cotton Center Boulevard	Yes			4405 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2001	NAP	54,551	Sq. Ft.	60

A-1-9

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

															Loan per Net
			FIRREA	Cut-Off									Rentable Area	Units	Rentable Area
			Compliant	Date LTV	LTV Ratio at						Year	Year	(SF/Units	of	(SF/Units/
Property Flag	ID	Property Name	(Yes/No)	Ratio(9)(12)(15)	Maturity or ARD(9)(12)(15)	Address	City	County	State	Zip Code	Built	Renovated	Rooms)(4)	Measure	Rooms) ($)(4)(12)
Property	10.061	7920 Woodland Center Boulevard	Yes			7920 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1995	NAP	52,627	Sq. Ft.	61
Property	10.062	20 Valley Stream Parkway	Yes			20 Valley Stream Parkway	East Whiteland Township	Chester	PA	19355	1987	2013	60,778	Sq. Ft.	52
Property	10.063	5715 Old Shakopee Road West	Yes			5715 Old Shakopee Road West	Bloomington	Hennepin	MN	55437	2001	NAP	63,463	Sq. Ft.	49
Property	10.064	150-182 Kelsey Lane	Yes			150-182 Kelsey Lane	Tampa	Hillsborough	FL	33619	2006	NAP	54,400	Sq. Ft.	55
Property	10.065	155 Great Valley Parkway	Yes			155 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1982	NAP	71,200	Sq. Ft.	41
Property	10.066	701-725 US Highway 301 South	Yes			701-725 US Highway 301 South	Tampa	Hillsborough	FL	33619	1999	NAP	65,380	Sq. Ft.	44
Property	10.067	901-933 US Highway 301 South	Yes			901-933 US Highway 301 South	Tampa	Hillsborough	FL	33619	2000	NAP	65,200	Sq. Ft.	44
Property	10.068	7725 Woodland Center Boulevard	Yes			7725 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1999	NAP	42,615	Sq. Ft.	67
Property	10.069	4508 Woodland Corporate Boulevard	Yes			4508 Woodland Corporate Boulevard	Tampa	Hillsborough	FL	33614	2000	NAP	40,140	Sq. Ft.	70
Property	10.070	3102, 3104 and 3110 Cherry Palm	Yes			3102, 3104 and 3110 Cherry Palm	Tampa	Hillsborough	FL	33619	1987	NAP	74,397	Sq. Ft.	37
Property	10.071	101 Gibraltar Road	Yes			101 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1977	NAP	56,845	Sq. Ft.	48
Property	10.072	6161 American Boulevard West	Yes			6161 American Boulevard West	Bloomington	Hennepin	MN	55438	1999	NAP	36,827	Sq. Ft.	74
Property	10.073	4502 Woodland Center Boulevard	Yes			4502 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	2000	NAP	42,680	Sq. Ft.	63
Property	10.074	110 Gibraltar Road	Yes			110 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1979	NAP	59,429	Sq. Ft.	45
Property	10.075	8855 Columbine Road	Yes			8855 Columbine Road	Eden Prairie	Hennepin	MN	55347	2004	NAP	58,145	Sq. Ft.	46
Property	10.076	8939 Columbine Road	Yes			8939 Columbine Road	Eden Prairie	Hennepin	MN	55347	2001	NAP	48,000	Sq. Ft.	55
Property	10.077	7905 Fuller Road	Yes			7905 Fuller Road	Eden Prairie	Hennepin	MN	55344	1998	NAP	74,224	Sq. Ft.	35
Property	10.078	10801 Nesbitt Avenue South	Yes			10801 Nesbitt Avenue South	Bloomington	Hennepin	MN	55437	1999	NAP	56,000	Sq. Ft.	46
Property	10.079	9008 Brittany Way	Yes			9008 Brittany Way	Tampa	Hillsborough	FL	33619	2004	NAP	59,080	Sq. Ft.	43
Property	10.080	8995 Columbine Road	Yes			8995 Columbine Road	Eden Prairie	Hennepin	MN	55347	2001	NAP	46,112	Sq. Ft.	55
Property	10.081	7852-7898 Woodland Center Boulevard	Yes			7852-7898 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1998	NAP	44,350	Sq. Ft.	57
Property	10.082	455 Business Center Drive	Yes			455 Business Center Drive	Horsham Township	Montgomery	PA	19044	1988	NAP	51,505	Sq. Ft.	48
Property	10.083	231-253 Gibraltar Road	Yes			231-253 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1980	NAP	60,000	Sq. Ft.	41
Property	10.084	747 Dresher Road	Yes			747 Dresher Road	Horsham Township	Montgomery	PA	19044	1987	NAP	53,200	Sq. Ft.	46
Property	10.085	55 Valley Stream Parkway	Yes			55 Valley Stream Parkway	East Whiteland Township	Chester	PA	19355	1983	NAP	41,211	Sq. Ft.	59
Property	10.086	8212 Woodland Center Boulevard	Yes			8212 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1996	NAP	39,155	Sq. Ft.	62
Property	10.087	4303 East Cotton Center Boulevard	Yes			4303 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2001	NAP	64,000	Sq. Ft.	38
Property	10.088	501 US Highway 301 South	Yes			501 US Highway 301 South	Tampa	Hillsborough	FL	33619	2004	NAP	59,080	Sq. Ft.	41
Property	10.089	7802-7850 Woodland Center Boulevard	Yes			7802-7850 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1998	NAP	44,350	Sq. Ft.	54
Property	10.090	8102 Woodland Center Boulevard	Yes			8102 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1995	NAP	39,155	Sq. Ft.	61
Property	10.091	102 Rock Road	Yes			102 Rock Road	Horsham Township	Montgomery	PA	19044	1984	NAP	40,472	Sq. Ft.	58
Property	10.092	111-159 Gibraltar Road	Yes			111-159 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1977	NAP	63,036	Sq. Ft.	37
Property	10.093	200-264 Lakeside Drive	Yes			200-264 Lakeside Drive	Horsham Township	Montgomery	PA	19044	1990	NAP	54,623	Sq. Ft.	41
Property	10.094	181-187 Gibraltar Road	Yes			181-187 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1980	NAP	48,870	Sq. Ft.	46
Property	10.095	120 Gibraltar Road	Yes			120 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1980	NAP	49,023	Sq. Ft.	46
Property	10.096	4207 East Cotton Center Boulevard	Yes			4207 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2006	NAP	24,900	Sq. Ft.	90
Property	10.097	161-175 Gibraltar Road	Yes			161-175 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1977	NAP	49,732	Sq. Ft.	44
Property	10.098	8967 Columbine Road	Yes			8967 Columbine Road	Eden Prairie	Hennepin	MN	55347	2000	NAP	39,862	Sq. Ft.	55
Property	10.099	8125-8198 Woodland Center Boulevard	Yes			8125-8198 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1988	NAP	45,382	Sq. Ft.	48
Property	10.100	111 Kelsey Lane	Yes			111 Kelsey Lane	Tampa	Hillsborough	FL	33619	1990	NAP	60,200	Sq. Ft.	36
Property	10.101	261-283 Gibraltar Road	Yes			261-283 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1981	NAP	60,000	Sq. Ft.	35
Property	10.102	27-43 Great Valley Parkway	Yes			27-43 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1978	NAP	60,623	Sq. Ft.	34
Property	10.103	767 Electronic Drive	Yes			767 Electronic Drive	Horsham Township	Montgomery	PA	19044	1981	2018	45,000	Sq. Ft.	45
Property	10.104	200-234 Kelsey Lane	Yes			200-234 Kelsey Lane	Tampa	Hillsborough	FL	33619	2005	NAP	45,600	Sq. Ft.	44
Property	10.105	4435 East Cotton Center Boulevard	Yes			4435 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2007	NAP	25,505	Sq. Ft.	78
Property	10.106	7800 Equitable Drive	Yes			7800 Equitable Drive	Eden Prairie	Hennepin	MN	55344	1997	NAP	43,426	Sq. Ft.	44
Property	10.107	8906 Brittany Way	Yes			8906 Brittany Way	Tampa	Hillsborough	FL	33619	2005	NAP	48,000	Sq. Ft.	39
Property	10.108	201-223 Witmer Road	Yes			201-223 Witmer Road	Horsham Township	Montgomery	PA	19044	1972	NAP	60,000	Sq. Ft.	31
Property	10.109	4520 Seedling Circle	Yes			4520 Seedling Circle	Tampa	Hillsborough	FL	33614	2004	NAP	35,000	Sq. Ft.	54
Property	10.110	13630 Northwest 8th Street	Yes			13630 Northwest 8th Street	Sunrise	Broward	FL	33325	1990	NAP	29,999	Sq. Ft.	61
Property	10.111	5735 Old Shakopee Road West	Yes			5735 Old Shakopee Road West	Bloomington	Hennepin	MN	55437	2001	NAP	63,463	Sq. Ft.	29
Property	10.112	50 Valley Stream Parkway	Yes			50 Valley Stream Parkway	East Whiteland Township	Chester	PA	19355	1987	NAP	31,000	Sq. Ft.	59
Property	10.113	4503 Woodland Corporate Boulevard	Yes			4503 Woodland Corporate Boulevard	Tampa	Hillsborough	FL	33614	2001	NAP	30,000	Sq. Ft.	60
Property	10.114	508 Lapp Road	Yes			508 Lapp Road	East Whiteland Township	Chester	PA	19355	1984	NAP	50,200	Sq. Ft.	36
Property	10.115	125-135 Rock Road	Yes			125-135 Rock Road	Horsham Township	Montgomery	PA	19044	1975	NAP	37,500	Sq. Ft.	46
Property	10.116	8911 Columbine Road	Yes			8911 Columbine Road	Eden Prairie	Hennepin	MN	55347	2003	NAP	38,536	Sq. Ft.	44
Property	10.117	9306-9324 East Broadway Avenue	Yes			9306-9324 East Broadway Avenue	Tampa	Hillsborough	FL	33619	2007	NAP	36,000	Sq. Ft.	47
Property	10.118	201 Gibraltar Road	Yes			201 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1983	NAP	46,697	Sq. Ft.	36
Property	10.119	101-111 Rock Road	Yes			101-111 Rock Road	Horsham Township	Montgomery	PA	19044	1975	NAP	37,884	Sq. Ft.	44
Property	10.120	4505 Woodland Corporate Boulevard	Yes			4505 Woodland Corporate Boulevard	Tampa	Hillsborough	FL	33614	2001	NAP	25,000	Sq. Ft.	65
Property	10.121	4511 Woodland Corporate Boulevard	Yes			4511 Woodland Corporate Boulevard	Tampa	Hillsborough	FL	33614	2001	NAP	25,000	Sq. Ft.	65
Property	10.122	40 Valley Stream Parkway	Yes			40 Valley Stream Parkway	East Whiteland Township	Chester	PA	19355	1987	2015	31,092	Sq. Ft.	51
Property	10.123	400-445 Lakeside Drive, Unit #400	Yes			400-445 Lakeside Drive, Unit #400	Horsham Township	Montgomery	PA	19044	1981	NAP	62,123	Sq. Ft.	25
Property	10.124	7702 Woodland Center Boulevard	Yes			7702 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1998	NAP	29,350	Sq. Ft.	52
Property	10.125	103-109 Gibraltar Road	Yes			103-109 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1977	NAP	42,000	Sq. Ft.	37
Property	10.126	8001 Woodland Center Boulevard	Yes			8001 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	1999	NAP	29,999	Sq. Ft.	51
Property	10.127	113-123 Rock Road	Yes			113-123 Rock Road	Horsham Township	Montgomery	PA	19044	1975	2015	37,500	Sq. Ft.	41
Property	10.128	555 Business Center Drive	Yes			555 Business Center Drive	Horsham Township	Montgomery	PA	19044	1988	NAP	30,064	Sq. Ft.	51
Property	10.129	4415 East Cotton Center Boulevard	Yes			4415 East Cotton Center Boulevard	Phoenix	Maricopa	AZ	85040	2001	NAP	35,463	Sq. Ft.	43
Property	10.130	300 Welsh Road Building 4	Yes			300 Welsh Road Building 4	Horsham Township	Montgomery	PA	19044	1983	NAP	37,653	Sq. Ft.	40
Property	10.131	9001-9015 Brittany Way	Yes			9001-9015 Brittany Way	Tampa	Hillsborough	FL	33619	1999	NAP	30,000	Sq. Ft.	48
Property	10.132	277-293 Great Valley Parkway	Yes			277-293 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1985	NAP	28,800	Sq. Ft.	47
Property	10.133	13650 Northwest 8th Street	Yes			13650 Northwest 8th Street	Sunrise	Broward	FL	33325	1990	NAP	24,732	Sq. Ft.	54
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)	Yes			300 Welsh Road (aka 5 Horsham Business Center)	Horsham Township	Montgomery	PA	19044	1985	NAP	33,205	Sq. Ft.	39
Property	10.135	300-309 Lakeside Drive	Yes			300-309 Lakeside Drive	Horsham Township	Montgomery	PA	19044	1982	NAP	43,832	Sq. Ft.	27
Property	10.136	101-107 Lakeside Drive	Yes			101-107 Lakeside Drive	Horsham Township	Montgomery	PA	19044	1996	NAP	27,465	Sq. Ft.	41

A-1-10

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

															Loan per Net
			FIRREA	Cut-Off									Rentable Area	Units	Rentable Area
			Compliant	Date LTV	LTV Ratio at						Year	Year	(SF/Units	of	(SF/Units/
Property Flag	ID	Property Name	(Yes/No)	Ratio(9)(12)(15)	Maturity or ARD(9)(12)(15)	Address	City	County	State	Zip Code	Built	Renovated	Rooms)(4)	Measure	Rooms) ($)(4)(12)
Property	10.137	7695-7699 Anagram Drive	Yes			7695-7699 Anagram Drive	Eden Prairie	Hennepin	MN	55344	1997	NAP	39,390	Sq. Ft.	28
Property	10.138	425 Technology Drive	Yes			425 Technology Drive	East Whiteland Township	Chester	PA	19355	1998	NAP	22,407	Sq. Ft.	47
Property	10.139	300 Technology Drive	Yes			300 Technology Drive	East Whiteland Township	Chester	PA	19355	1986	NAP	22,500	Sq. Ft.	44
Property	10.140	7851-61 Woodland Center Boulevard	Yes			7851-61 Woodland Center Boulevard	Tampa	Hillsborough	FL	33614	2001	NAP	18,520	Sq. Ft.	50
Property	10.141	510 Lapp Road	Yes			510 Lapp Road	East Whiteland Township	Chester	PA	19355	1984	NAP	27,167	Sq. Ft.	34
Property	10.142	300 Welsh Road Building 3	Yes			300 Welsh Road Building 3	Horsham Township	Montgomery	PA	19044	1984	NAP	23,461	Sq. Ft.	34
Property	10.143	7624 Bald Cypress Place	Yes			7624 Bald Cypress Place	Tampa	Hillsborough	FL	33614	2003	NAP	15,035	Sq. Ft.	44
Property	10.144	75 Great Valley Parkway	Yes			75 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1978	NAP	11,600	Sq. Ft.	51
Property	10.145	506 Prudential Road	Yes			506 Prudential Road	Horsham Township	Montgomery	PA	19044	1973	NAP	18,200	Sq. Ft.	29
Property	10.146	30 Great Valley Parkway	Yes			30 Great Valley Parkway	East Whiteland Township	Chester	PA	19355	1986	NAP	12,000	Sq. Ft.	34
Property	10.147	100 Gibraltar Road	Yes			100 Gibraltar Road	Horsham Township	Montgomery	PA	19044	1982	NAP	2,800	Sq. Ft.	57
Loan	11	636 11th Avenue(2)(31)(35)	Yes	56.1%	56.1%	636 11th Avenue	New York	New York	NY	10036	1917	2008	564,004	Sq. Ft.	426
Loan	12	Courtyard at The Navy Yard(5)(35)	Yes	70.2%	58.3%	1001 Intrepid Avenue	Philadelphia	Philadelphia	PA	19112	2013	2017	212	Rooms	188,679
Loan	13	710 Bridgeport	Yes	74.5%	66.0%	710 Bridgeport Avenue	Shelton	Fairfield	CT	06484	1970	NAP	452,414	Sq. Ft.	85
Loan	14	Outlet Shoppes at El Paso(2)	Yes	58.8%	48.0%	7051 South Desert Boulevard	Canutillo	El Paso	TX	79835	2007	2014	433,849	Sq. Ft.	173
Loan	15	Castleton Commons & Square(34)	Yes	65.6%	55.8%	8310 & 8470 Castleton Corner Drive	Indianapolis	Marion	IN	46250	1980	2005	279,452	Sq. Ft.	123
Loan	16	Courtyard Edgewater(34)	Yes	65.9%	55.3%	3 Pembroke Place	Edgewater	Bergen	NJ	07020	2016	NAP	156	Rooms	190,209
Loan	17	Aston Street(22)	Yes	70.0%	63.6%	16000 & 16802 Aston Street	Irvine	Orange	CA	92606	1982, 1985	2013	114,059	Sq. Ft.	227
Loan	18	Overland Park Xchange(2)	Yes	65.2%	66.3%	6800 West 115th Street	Overland Park	Johnson	KS	66211	1986	2015	733,400	Sq. Ft.	106
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	Yes	67.7%	55.9%	2000 West Westcourt Way	Tempe	Maricopa	AZ	85282	1987	2017	353	Rooms	185,360
Loan	20	Carmel Mission Inn(35)	Yes	69.5%	59.2%	3665 Rio Road	Carmel	Monterey	CA	93923	1968	2008	165	Rooms	143,636
Loan	21	Maize & Blue Portfolio	Yes	59.7%	59.7%	Various	Ann Arbor	Washtenaw	MI	48104	Various	NAP	167	Units	128,743
Property	21.001	The Lion	Yes			525 Walnut Street	Ann Arbor	Washtenaw	MI	48104	1966	NAP	16	Units	186,625
Property	21.002	The Forum	Yes			726 South State Street	Ann Arbor	Washtenaw	MI	48104	1964	NAP	21	Units	128,000
Property	21.003	520 Packard	Yes			520 Packard Street	Ann Arbor	Washtenaw	MI	48104	1966	NAP	23	Units	109,043
Property	21.004	The Abbey	Yes			909 Church Street	Ann Arbor	Washtenaw	MI	48104	1966	NAP	14	Units	179,143
Property	21.005	The Dean	Yes			1021 Vaughn Street	Ann Arbor	Washtenaw	MI	48104	1965	NAP	14	Units	140,786
Property	21.006	326 E Madison	Yes			326 East Madison Street	Ann Arbor	Washtenaw	MI	48104	1963	NAP	18	Units	109,500
Property	21.007	1000 Oakland	Yes			1000 Oakland Avenue	Ann Arbor	Washtenaw	MI	48104	1962	NAP	12	Units	159,250
Property	21.008	344 S Division	Yes			344 South Division Street	Ann Arbor	Washtenaw	MI	48104	1966	NAP	23	Units	64,913
Property	21.009	The Lodge	Yes			1333 Wilmot Street	Ann Arbor	Washtenaw	MI	48104	1969	NAP	10	Units	149,300
Property	21.010	The Algonquin	Yes			1330 North University Court	Ann Arbor	Washtenaw	MI	48104	1966	NAP	8	Units	171,750
Property	21.011	515 E Lawrence	Yes			515 Lawrence Street	Ann Arbor	Washtenaw	MI	48104	1966	NAP	8	Units	74,625
Loan	22	Springhill Suites Huntington Beach	Yes	55.1%	47.5%	7872 Edinger Avenue	Huntington Beach	Orange	CA	92647	2017	NAP	127	Rooms	165,354
Loan	23	CityLine XIV Portfolio	Yes	65.4%	59.5%	Various	Various	Various	Various	Various	Various	NAP	347,166	Sq. Ft.	60
Property	23.001	CityLine Sebastian	Yes			189 Sebastian Boulevard	Sebastian	Indian River	FL	32958	1999-2016	NAP	115,301	Sq. Ft.	100
Property	23.002	CityLine Tuscaloosa	Yes			949 31st Street	Tuscaloosa	Tuscaloosa	AL	35401	1988-1997	NAP	124,450	Sq. Ft.	33
Property	23.003	CityLine Route 22	Yes			6740 Allentown Boulevard	Harrisburg	Dauphin	PA	17112	1986, 1987, 1988, 1989, 1997, 1998	NAP	70,190	Sq. Ft.	53
Property	23.004	Extra Space Storage - Madison	Yes			561 Nance Road	Madison	Madison	AL	35757	1995-2013	NAP	37,225	Sq. Ft.	40
Loan	24	Chicopee Marketplace	Yes	66.2%	66.2%	591 Memorial Drive	Chicopee	Hampden	MA	01020	1974-2007	NAP	151,003	Sq. Ft.	131
Loan	25	Concord Plaza(2)	Yes	74.1%	72.1%	3511 Silverside Road	Wilmington	New Castle	DE	19810	1968	2005	358,740	Sq. Ft.	109
Loan	26	Woodside Office Center(36)	Yes	70.6%	65.2%	7250 Redwood Boulevard	Novato	Marin	CA	94945	2003	NAP	89,457	Sq. Ft.	205
Loan	27	Shelbourne Global Portfolio I(2)(31)	Yes	65.1%	65.1%	Various	Various	Various	NJ	Various	Various	Various	640,983	Sq. Ft.	145
Property	27.001	1515 Broad Street	Yes			1515 Broad Street	Bloomfield	Essex	NJ	07003	1968	2009	290,009	Sq. Ft.	145
Property	27.002	140 Centennial Avenue	Yes			140 Centennial Avenue	Piscataway Township	Middlesex	NJ	08854	1969	2006, 2012	86,860	Sq. Ft.	197
Property	27.003	675 Central Avenue	Yes			675 Central Avenue	New Providence	Union	NJ	07974	1955	2004	72,736	Sq. Ft.	166
Property	27.004	275 Centennial Avenue	Yes			275 Centennial Avenue	Piscataway Township	Middlesex	NJ	08854	1973	NAP	56,150	Sq. Ft.	171
Property	27.005	691 Central Avenue	Yes			691 Central Avenue	New Providence	Union	NJ	07974	1957	2008-2009	47,782	Sq. Ft.	186
Property	27.006	80 Kingsbridge Road	Yes			80 Kingsbridge Road	Piscataway Township	Middlesex	NJ	08854	1974	NAP	30,963	Sq. Ft.	74
Property	27.007	20 Kingsbridge Road	Yes			20 Kingsbridge Road	Piscataway Township	Middlesex	NJ	08854	1974	NAP	56,483	Sq. Ft.	16
Loan	28	1555 North Sheffield	Yes	61.2%	61.2%	1555 North Sheffield Avenue	Chicago	Cook	IL	60642	2014	NAP	42,615	Sq. Ft.	411
Loan	29	Globe Chicago Industrial Portfolio	Yes	59.0%	59.0%	Various	Various	Various	IL	Various	Various	Various	264,659	Sq. Ft.	66
Property	29.001	Hoffman Industrial	Yes			5120 Prairie Stone Parkway	Hoffman Estates	Cook	IL	60192	2002	NAP	44,960	Sq. Ft.	100
Property	29.002	Aurora Industrial	Yes			3702 Prairie Lake Court	Aurora	DuPage	IL	60504	2002	NAP	81,000	Sq. Ft.	51
Property	29.003	Schaumburg Tower Industrial	Yes			1124 Tower Road	Schaumburg	Cook	IL	60173	1982	2009	43,070	Sq. Ft.	88
Property	29.004	Bloomingdale Industrial	Yes			454 Scott Drive	Bloomingdale	DuPage	IL	60108	1998	NAP	62,400	Sq. Ft.	50
Property	29.005	Schaumburg Basswood Industrial	Yes			1555-1559 Basswood Road	Schaumburg	Cook	IL	60173	1984	NAP	33,229	Sq. Ft.	56
Loan	30	Pavilions North Shopping Center	Yes	64.5%	64.5%	25 Northeast Loop 410	San Antonio	Bexar	TX	78216	1990	NAP	165,993	Sq. Ft.	93
Loan	31	Hilton Garden Inn Frederick	Yes	63.9%	56.5%	7226 Corporate Court	Frederick	Frederick	MD	21703	2007	2015	143	Rooms	101,399
Loan	32	The Center at Carbon Beach	Yes	59.0%	59.0%	22601 Pacific Coast Highway	Malibu	Los Angeles	CA	90265	1991	2014	20,102	Sq. Ft.	634
Loan	33	BJ’s Summerville	Yes	71.1%	66.2%	1035 Jockey Court	Summerville	Berkeley	SC	29483	2017	NAP	87,788	Sq. Ft.	135
Loan	34	Columbus Industrial Portfolio	Yes	74.2%	61.2%	Various	Various	Franklin	OH	Various	Various	Various	317,009	Sq. Ft.	29
Property	34.001	Huntley	Yes			6150 Huntley Road	Columbus	Franklin	OH	43229	2002	NAP	218,209	Sq. Ft.	34
Property	34.002	Frusta	Yes			4985 Frusta Drive	Obetz	Franklin	OH	43207	1979	2012	98,800	Sq. Ft.	19
Loan	35	Fresno E Street Office	Yes	69.5%	62.7%	1645, 1665, 1685 & 1735 East Street	Fresno	Fresno	CA	93706	1975	2018	71,407	Sq. Ft.	127
Loan	36	300 East 64th Street	Yes	62.1%	62.1%	300 East 64th Street	New York	New York	NY	10065	1996	NAP	8,916	Sq. Ft.	1,009
Loan	37	Old Orchard	Yes	74.9%	61.4%	440 Old Orchard Drive	Essexville	Bay	MI	48732	1975	2003-2005	228	Units	39,430
Loan	38	Market Square	Yes	65.3%	54.3%	13741 South Tamiami Trail	Fort Myers	Lee	FL	33912	2004	NAP	65,688	Sq. Ft.	134
Loan	39	May & Ellis Building	Yes	59.7%	59.7%	221 Chartres Street	New Orleans	Orleans	LA	70130	1860	2016	25	Units	332,000
Loan	40	Ocala West	Yes	72.7%	67.3%	2400 Southwest College Road	Ocala	Marion	FL	34471	1984	NAP	114,877	Sq. Ft.	70
Loan	41	Torrey Corner	Yes	60.6%	55.1%	11120 & 11130 East Ocean Air Drive	San Diego	San Diego	CA	92130	2007	NAP	13,344	Sq. Ft.	570
Loan	42	NC Self Storage Portfolio	Yes	68.9%	57.1%	Various	Various	Various	NC	Various	Various	NAP	119,340	Sq. Ft.	63
Property	42.001	The Attic Self-Storage	Yes			108 Commercial Park Drive Southwest	Concord	Cabarrus	NC	28027	1997	NAP	50,850	Sq. Ft.	81
Property	42.002	Speedway Self-Storage	Yes			5498 Hudspeth Dairy Road	Harrisburg	Cabarrus	NC	28075	2004	NAP	30,390	Sq. Ft.	66
Property	42.003	Armadillo Self-Storage	Yes			3128 East Martin Luther King Jr. Drive	High Point	Guilford	NC	27260	1998	NAP	38,100	Sq. Ft.	37
Loan	43	Kohl’s - Florence KY(31)	Yes	69.4%	60.2%	61 Spiral Drive	Florence	Boone	KY	41042	1994	NAP	80,684	Sq. Ft.	87

A-1-11

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

															Loan per Net
			FIRREA	Cut-Off									Rentable Area	Units	Rentable Area
			Compliant	Date LTV	LTV Ratio at						Year	Year	(SF/Units	of	(SF/Units/
Property Flag	ID	Property Name	(Yes/No)	Ratio(9)(12)(15)	Maturity or ARD(9)(12)(15)	Address	City	County	State	Zip Code	Built	Renovated	Rooms)(4)	Measure	Rooms) ($)(4)(12)
Loan	44	237-239 Hawthorne Street	Yes	64.1%	64.1%	237-239 Hawthorne Street	Brooklyn	Kings	NY	11225	2018	NAP	18	Units	352,778
Loan	45	Greystone Business Park	Yes	63.7%	58.7%	2552 West Erie Drive & 2801 South Fair Lane	Tempe	Maricopa	AZ	85282	1999	NAP	60,789	Sq. Ft.	95
Loan	46	DS Smith - Lester Prairie	Yes	54.5%	47.5%	78 2nd Avenue South	Lester Prairie	McLeod	MN	55354	1975	2018	80,609	Sq. Ft.	62
Loan	47	Sugar Grove	Yes	38.5%	38.5%	465 North Route 47	Sugar Grove	Kane	IL	60554	2006	NAP	61,301	Sq. Ft.	70
Loan	48	Campus Pointe	Yes	60.4%	54.4%	803 South Twin Oaks Valley Road	San Marcos	San Diego	CA	92078	2014	NAP	11,480	Sq. Ft.	368
Loan	49	Nemours at Sonata West	Yes	68.4%	60.4%	2020 Daniels Road	Winter Garden	Orange	FL	34787	2018	NAP	12,200	Sq. Ft.	328
Loan	50	Cottages at Gateway Park	Yes	73.6%	65.3%	506 Gateway Parkway	Marble Falls	Burnet	TX	78654	1998	NAP	39	Units	67,949
Loan	51	WAG Richmond	Yes	66.7%	56.8%	3715 Mechanicsville Turnpike	Richmond	Henrico	VA	23223	1999	NAP	13,905	Sq. Ft.	187

A-1-12

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

								Second Most	Second	Second	Second	Third Most	Third	Third	Third
			Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF	Underwritten
Property Flag	ID	Property Name	(# of payments)(16)(17)(18)	Statements Date	EGI ($)	Expenses($)	NOI($)(13)	Statements Date	EGI($)	Expenses($)	NOI($)	Statements Date	EGI($)	Expenses($)	NOI($)	Debt Yield(9)	Debt Yield(9)	Revenue($)
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	L(26), D(30), O(4)	06/30/2018	28,634,019	11,010,733	17,623,285	12/31/2016	4,020,507	8,486,419	-4,465,912					16.6%	16.0%	42,697,175
Property	1.001	55 Prospect Street		06/30/2018	6,039,294	4,220,655	1,818,640	12/31/2016	996,136	3,297,382	-2,301,246							14,967,351
Property	1.002	117 Adams Street		06/30/2018	10,661,093	2,434,948	8,226,145	12/31/2016	302,939	1,807,702	-1,504,763							10,798,074
Property	1.003	77 Sands Street		06/30/2018	7,072,587	3,094,513	3,978,075	12/31/2016	773,876	1,841,916	-1,068,040							11,995,115
Property	1.004	81 Prospect Street		06/30/2018	4,861,044	1,260,618	3,600,426	12/31/2016	1,947,556	1,539,419	408,137							4,936,636
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	L(24), YM1(1), DorYM1(88), O(7)	05/31/2018	32,818,293	7,649,481	25,168,813	12/31/2017	32,579,236	7,625,984	24,953,252	12/31/2016	32,138,354	7,161,119	24,977,236	12.6%	12.4%	46,903,601
Loan	3	Aventura Mall(2)(33)(36)	L(28), D(85), O(7)	03/31/2018	149,776,330	31,484,933	118,291,397	12/31/2017	145,286,882	30,046,320	115,240,562	12/31/2016	139,956,585	29,303,182	110,653,403	11.0%	10.8%	199,120,392
Loan	4	Shops at Solaris(2)	L(24), D(93), O(3)	08/31/2018	9,353,373	1,600,971	7,752,402	12/31/2017	8,689,122	1,514,420	7,174,703	12/31/2016	8,292,213	1,354,388	6,937,825	11.1%	10.8%	9,933,478
Loan	5	Liberty Portfolio(2)(5)	L(25), D(92), O(3)	T-7 7/31/2018 Ann.	17,361,723	2,858,899	14,502,824	12/31/2017	10,833,560	2,085,330	8,748,230	12/31/2016	8,906,536	1,704,875	7,201,661	9.1%	8.5%	20,155,893
Property	5.001	Liberty Center at Rio Salado		T-7 7/31/2018 Ann.	14,474,784	2,355,223	12,119,561	12/31/2017	7,965,235	1,571,541	6,393,694	12/31/2016	5,306,641	1,191,393	4,115,248			17,040,628
Property	5.002	8501 East Raintree Drive		T-7 7/31/2018 Ann.	2,886,939	503,676	2,383,263	12/31/2017	2,868,325	513,789	2,354,536	12/31/2016	3,599,895	513,482	3,086,413			3,115,265
Loan	6	Christiana Center	L(25), YM1(92), O(3)	07/31/2018	6,220,734	995,052	5,225,681	12/31/2017	6,024,102	933,092	5,091,010	12/31/2016	5,812,481	942,247	4,870,233	9.8%	9.4%	6,242,603
Loan	7	192 Lexington Avenue(2)	L(25), D(90), O(5)													7.3%	7.0%	7,102,475
Loan	8	Hotel Erwin	L(25), DorYM1(90), O(5)	07/31/2018	15,478,937	9,747,692	5,731,245	12/31/2017	14,392,759	9,299,719	5,093,040	12/31/2016	15,133,832	8,713,790	6,420,042	13.1%	11.6%	16,585,571
Loan	9	Aon Center(2)(34)(36)	L(28), D(29), O(3)	04/30/2018	88,788,705	45,406,455	43,382,250	12/31/2017	86,520,341	43,960,435	42,559,906	12/31/2016	76,771,740	41,160,114	35,611,627	15.5%	15.0%	110,587,785
Loan	10	Workspace(2)(36)	YM1(57), O(4)	03/31/2018	184,583,235	66,606,688	117,976,547	12/31/2017	183,363,228	66,207,944	117,155,284	12/31/2016	176,695,884	60,292,253	116,403,632	21.6%	19.5%	214,524,719
Property	10.001	6625 78th Street West		03/31/2018	7,550,588	3,416,312	4,134,276	12/31/2017	7,536,048	3,479,189	4,056,859	12/31/2016	7,353,924	3,478,638	3,875,285			8,770,285
Property	10.002	1500 Liberty Ridge Drive		03/31/2018	6,158,604	2,309,661	3,848,942	12/31/2017	6,113,981	2,243,414	3,870,568	12/31/2016	5,667,924	1,923,952	3,743,973			6,803,782
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive		03/31/2018	4,939,141	1,952,048	2,987,093	12/31/2017	4,920,696	1,911,274	3,009,421	12/31/2016	3,875,510	1,773,470	2,102,040			4,973,649
Property	10.004	1301 International Parkway		03/31/2018	4,621,587	1,563,946	3,057,641	12/31/2017	4,572,612	1,533,395	3,039,217	12/31/2016	4,250,241	1,301,938	2,948,303			4,671,546
Property	10.005	777 West Yamato Road		03/31/2018	3,484,536	1,543,015	1,941,520	12/31/2017	3,366,260	1,594,905	1,771,355	12/31/2016	2,690,454	1,355,874	1,334,581			4,700,528
Property	10.006	4425 East Cotton Center Boulevard		03/31/2018	3,407,427	560,838	2,846,589	12/31/2017	3,359,835	541,667	2,818,168	12/31/2016	3,279,645	516,539	2,763,106			3,432,623
Property	10.007	4500 East Cotton Center Boulevard		03/31/2018	2,672,716	430,013	2,242,703	12/31/2017	2,621,930	401,538	2,220,392	12/31/2016	2,529,987	357,485	2,172,502			2,761,033
Property	10.008	3100 Southwest 145th Avenue		03/31/2018	2,969,755	1,152,519	1,817,236	12/31/2017	2,987,739	1,172,215	1,815,524	12/31/2016	3,252,376	1,071,140	2,181,236			3,482,873
Property	10.009	3400 Lakeside Drive		03/31/2018	3,242,141	1,496,966	1,745,175	12/31/2017	3,310,380	1,510,382	1,799,998	12/31/2016	2,696,429	1,332,228	1,364,201			3,046,029
Property	10.010	3450 Lakeside Drive		03/31/2018	3,582,039	1,342,858	2,239,181	12/31/2017	3,590,209	1,348,722	2,241,487	12/31/2016	3,408,151	1,282,467	2,125,684			3,746,649
Property	10.011	40 Liberty Boulevard		03/31/2018	3,241,851	798,809	2,443,042	12/31/2017	3,208,920	764,307	2,444,612	12/31/2016	2,944,754	576,585	2,368,168			3,229,923
Property	10.012	4630 Woodland Corporate Boulevard		03/31/2018	3,030,401	1,061,819	1,968,582	12/31/2017	2,962,149	1,039,180	1,922,969	12/31/2016	2,813,490	1,052,878	1,760,612			3,619,757
Property	10.013	750 Park of Commerce Road		03/31/2018	2,703,665	996,553	1,707,112	12/31/2017	2,842,256	1,026,339	1,815,917	12/31/2016	2,821,572	857,759	1,963,812			3,017,383
Property	10.014	13621 Northwest 12th Street		03/31/2018	3,154,056	1,155,565	1,998,492	12/31/2017	3,093,211	1,140,522	1,952,688	12/31/2016	1,944,569	893,095	1,051,474			3,100,993
Property	10.015	2 West Liberty Boulevard		03/31/2018	3,009,230	979,416	2,029,815	12/31/2017	3,024,040	994,163	2,029,877	12/31/2016	2,290,033	851,804	1,438,229			3,051,047
Property	10.016	10400 Viking Drive		03/31/2018	3,127,946	1,805,862	1,322,085	12/31/2017	3,105,082	1,799,428	1,305,653	12/31/2016	3,274,432	1,757,423	1,517,009			4,588,334
Property	10.017	100 Witmer Road		03/31/2018	3,507,297	1,288,464	2,218,833	12/31/2017	3,642,235	1,333,144	2,309,091	12/31/2016	3,352,396	1,215,153	2,137,243			3,720,486
Property	10.018	7 Walnut Grove Drive		03/31/2018	2,829,470	727,883	2,101,588	12/31/2017	2,681,002	664,988	2,016,014	12/31/2016	3,055,883	635,518	2,420,365			2,982,289
Property	10.019	4313 East Cotton Center Boulevard		03/31/2018	1,852,776	326,668	1,526,108	12/31/2017	1,974,164	337,147	1,637,017	12/31/2016	1,958,517	326,946	1,631,572			2,075,929
Property	10.020	1400 Liberty Ridge Drive		03/31/2018	1,974,129	984,226	989,904	12/31/2017	1,797,986	961,547	836,439	12/31/2016	2,249,166	710,611	1,538,555			3,090,333
Property	10.021	1200 Liberty Ridge Drive		03/31/2018	2,372,833	823,363	1,549,470	12/31/2017	2,422,250	818,350	1,603,900	12/31/2016	2,262,352	719,348	1,543,005			2,516,913
Property	10.022	4750 South 44th Place		03/31/2018	1,770,346	319,887	1,450,459	12/31/2017	1,741,984	305,307	1,436,677	12/31/2016	1,656,474	326,225	1,330,249			1,842,763
Property	10.023	680 Blair Mill Road		03/31/2018	3,089,939	867,937	2,222,002	12/31/2017	3,079,871	886,361	2,193,509	12/31/2016	2,883,482	819,715	2,063,766			3,008,973
Property	10.024	3020 US Highway 301 South		03/31/2018	1,685,350	515,614	1,169,736	12/31/2017	1,709,058	530,983	1,178,076	12/31/2016	2,182,092	533,668	1,648,425			2,121,411
Property	10.025	4 Walnut Grove Drive		03/31/2018	2,624,828	911,209	1,713,619	12/31/2017	2,611,541	918,036	1,693,505	12/31/2016	2,371,899	767,868	1,604,031			2,812,415
Property	10.026	4631 Woodland Corporate Boulevard		03/31/2018	2,165,480	715,218	1,450,262	12/31/2017	2,169,898	721,641	1,448,257	12/31/2016	2,140,629	626,206	1,514,423			2,242,962
Property	10.027	5 Walnut Grove Drive		03/31/2018	1,926,272	933,752	992,520	12/31/2017	2,054,497	982,352	1,072,145	12/31/2016	2,485,030	992,678	1,492,352			2,639,519
Property	10.028	700 Dresher Road		03/31/2018	2,487,937	937,370	1,550,568	12/31/2017	2,466,185	910,291	1,555,894	12/31/2016	2,320,796	876,034	1,444,762			2,488,425
Property	10.029	45-67 Great Valley Parkway		03/31/2018	1,768,023	351,247	1,416,776	12/31/2017	1,734,759	327,829	1,406,930	12/31/2016	1,675,017	337,932	1,337,085			1,786,624
Property	10.030	4610 South 44th Place		03/31/2018	1,887,292	319,348	1,567,945	12/31/2017	1,875,505	315,345	1,560,159	12/31/2016	1,809,929	300,180	1,509,750			1,948,337
Property	10.031	4217 East Cotton Center Boulevard		03/31/2018	2,396,711	642,159	1,754,552	12/31/2017	2,399,746	506,589	1,893,158	12/31/2016	2,271,750	249,680	2,022,070			1,964,681
Property	10.032	1 Country View Road		03/31/2018	1,687,291	511,313	1,175,978	12/31/2017	1,620,115	505,734	1,114,381	12/31/2016	1,402,628	425,222	977,406			1,794,703
Property	10.033	4410 East Cotton Center Boulevard		03/31/2018	1,169,355	465,140	704,215	12/31/2017	831,700	434,973	396,727	12/31/2016	-6	390,569	-390,575			1,515,001
Property	10.034	951 Northwest Broken Sound Parkway		03/31/2018	1,562,016	519,010	1,043,005	12/31/2017	1,590,020	576,982	1,013,039	12/31/2016	1,393,714	453,794	939,920			1,848,455
Property	10.035	77-123 Great Valley Parkway		03/31/2018	1,561,367	460,700	1,100,667	12/31/2017	1,509,313	445,564	1,063,750	12/31/2016	1,411,963	403,540	1,008,423			1,630,158
Property	10.036	420-500 Lapp Road		03/31/2018	1,550,856	408,397	1,142,458	12/31/2017	1,518,549	384,254	1,134,295	12/31/2016	1,449,568	363,776	1,085,792			1,595,640
Property	10.037	507 Prudential Road		03/31/2018	263,548	684,842	-421,294	12/31/2017	74,028	587,224	-513,196	12/31/2016	1,538,026	644,759	893,267			2,251,617
Property	10.038	2 Walnut Grove Drive		03/31/2018	1,802,324	658,003	1,144,321	12/31/2017	1,845,231	671,061	1,174,170	12/31/2016	1,808,366	652,486	1,155,880			1,990,260
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard		03/31/2018	1,281,788	296,487	985,301	12/31/2017	1,323,343	313,289	1,010,054	12/31/2016	1,243,875	281,870	962,004			1,426,093
Property	10.040	9801 South 51st Street		03/31/2018	1,010,248	313,479	696,770	12/31/2017	1,045,036	303,090	741,946	12/31/2016	982,299	272,700	709,599			1,153,855
Property	10.041	180 Sheree Boulevard		03/31/2018	819,056	676,976	142,081	12/31/2017	826,385	627,237	199,148	12/31/2016	1,186,012	597,650	588,362			2,081,384
Property	10.042	7615 Smetana Lane		03/31/2018	1,356,728	482,329	874,399	12/31/2017	1,361,298	480,325	880,973	12/31/2016	1,271,705	414,190	857,515			1,448,166
Property	10.043	4550 South 44th Place		03/31/2018	959,936	224,819	735,117	12/31/2017	984,523	247,652	736,872	12/31/2016	952,824	250,423	702,401			1,055,226
Property	10.044	131 Kelsey Lane		03/31/2018	1,303,096	268,561	1,034,535	12/31/2017	1,287,891	258,980	1,028,910	12/31/2016	1,237,552	230,739	1,006,813			1,343,159
Property	10.045	5775 Old Shakopee Road West		03/31/2018	1,055,123	485,293	569,830	12/31/2017	950,426	483,288	467,138	12/31/2016	612,857	593,622	19,235			1,765,227
Property	10.046	8401-8406 Benjamin Road (North)		03/31/2018	841,039	401,031	440,008	12/31/2017	875,917	399,898	476,019	12/31/2016	928,075	288,560	639,515			1,401,261
Property	10.047	7625 Smetana Lane		03/31/2018	1,285,117	476,326	808,791	12/31/2017	1,290,079	483,135	806,944	12/31/2016	1,241,595	447,639	793,955			1,319,314
Property	10.048	5 Great Valley Parkway		03/31/2018	1,320,808	538,851	781,956	12/31/2017	1,265,977	545,112	720,865	12/31/2016	1,163,312	497,193	666,119			1,553,919
Property	10.049	5705 Old Shakopee Road West		03/31/2018	1,179,403	361,921	817,483	12/31/2017	1,191,595	369,642	821,953	12/31/2016	1,183,633	381,015	802,618			1,226,770
Property	10.050	7 Great Valley Parkway		03/31/2018	1,447,151	545,021	902,130	12/31/2017	1,448,535	555,248	893,287	12/31/2016	1,314,878	543,267	771,611			1,541,451
Property	10.051	65 Valley Stream Parkway		03/31/2018	1,197,831	369,669	828,162	12/31/2017	1,187,995	352,016	835,979	12/31/2016	1,114,147	316,138	798,009			1,134,564
Property	10.052	220 Gibraltar Road		03/31/2018	1,558,260	602,579	955,682	12/31/2017	1,522,384	579,508	942,876	12/31/2016	1,476,850	561,383	915,466			1,589,355
Property	10.053	257-275 Great Valley Parkway		03/31/2018	917,459	338,038	579,421	12/31/2017	907,482	327,218	580,264	12/31/2016	971,537	271,012	700,525			1,162,487
Property	10.054	240 Gibraltar Road		03/31/2018	1,272,162	600,175	671,986	12/31/2017	1,356,731	603,287	753,444	12/31/2016	1,373,125	526,095	847,029			1,590,635
Property	10.055	200 Gibraltar Road		03/31/2018	1,507,577	535,150	972,427	12/31/2017	1,498,875	552,295	946,580	12/31/2016	1,436,300	516,095	920,205			1,567,703
Property	10.056	9023 Columbine Road		03/31/2018	1,232,740	462,831	769,909	12/31/2017	1,210,078	446,309	763,769	12/31/2016	1,129,583	389,158	740,424			1,248,079
Property	10.057	3 Country View Road		03/31/2018	1,394,289	178,309	1,215,980	12/31/2017	1,401,777	179,335	1,222,441	12/31/2016	1,337,722	133,201	1,204,520			1,357,497
Property	10.058	333 Phoenixville Pike		03/31/2018	1,021,348	254,195	767,154	12/31/2017	1,019,351	252,065	767,286	12/31/2016	994,689	229,846	764,843			1,100,616
Property	10.059	1 Great Valley Parkway		03/31/2018	1,154,656	344,390	810,267	12/31/2017	1,145,737	341,115	804,622	12/31/2016	1,095,132	306,511	788,620			1,099,345
Property	10.060	4405 East Cotton Center Boulevard		03/31/2018	906,260	198,508	707,752	12/31/2017	893,401	188,709	704,692	12/31/2016	767,081	188,255	578,826			921,046

A-1-13

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

								Second Most	Second	Second	Second	Third Most	Third	Third	Third
			Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF	Underwritten
Property Flag	ID	Property Name	(# of payments)(16)(17)(18)	Statements Date	EGI ($)	Expenses($)	NOI($)(13)	Statements Date	EGI($)	Expenses($)	NOI($)	Statements Date	EGI($)	Expenses($)	NOI($)	Debt Yield(9)	Debt Yield(9)	Revenue($)
Property	10.061	7920 Woodland Center Boulevard		03/31/2018	952,014	181,567	770,446	12/31/2017	951,627	186,270	765,357	12/31/2016	903,160	155,241	747,918			994,430
Property	10.062	20 Valley Stream Parkway		03/31/2018	868,010	506,544	361,466	12/31/2017	856,684	509,837	346,847	12/31/2016	785,698	396,651	389,047			1,405,072
Property	10.063	5715 Old Shakopee Road West		03/31/2018	965,289	314,111	651,178	12/31/2017	954,370	314,272	640,098	12/31/2016	817,171	287,024	530,147			1,038,565
Property	10.064	150-182 Kelsey Lane		03/31/2018	1,005,786	205,642	800,144	12/31/2017	1,011,712	217,936	793,776	12/31/2016	949,785	176,925	772,861			1,071,175
Property	10.065	155 Great Valley Parkway		03/31/2018	743,127	79,522	663,605	12/31/2017	742,524	74,925	667,600	12/31/2016	711,979	53,958	658,021			669,285
Property	10.066	701-725 US Highway 301 South		03/31/2018	950,012	317,393	632,619	12/31/2017	957,702	295,159	662,543	12/31/2016	969,819	233,552	736,267			1,013,235
Property	10.067	901-933 US Highway 301 South		03/31/2018	1,017,157	280,941	736,216	12/31/2017	1,019,645	281,038	738,606	12/31/2016	947,437	212,531	734,906			1,048,553
Property	10.068	7725 Woodland Center Boulevard		03/31/2018	364,275	208,515	155,760	12/31/2017	150,397	201,026	-50,629	12/31/2016	472,114	201,253	270,861			868,228
Property	10.069	4508 Woodland Corporate Boulevard		03/31/2018	899,042	181,426	717,616	12/31/2017	915,388	201,766	713,622	12/31/2016	852,737	157,818	694,919			945,712
Property	10.070	3102, 3104 and 3110 Cherry Palm		03/31/2018	886,002	331,058	554,944	12/31/2017	922,701	359,043	563,658	12/31/2016	830,348	259,962	570,386			1,155,640
Property	10.071	101 Gibraltar Road		03/31/2018	1,235,235	530,638	704,596	12/31/2017	1,232,350	514,672	717,678	12/31/2016	1,226,167	488,600	737,567			1,320,888
Property	10.072	6161 American Boulevard West		03/31/2018	857,996	350,525	507,471	12/31/2017	920,232	352,472	567,760	12/31/2016	950,380	297,059	653,320			813,798
Property	10.073	4502 Woodland Center Boulevard		03/31/2018	876,715	346,891	529,824	12/31/2017	883,397	350,094	533,303	12/31/2016	319,303	264,406	54,897			971,601
Property	10.074	110 Gibraltar Road		03/31/2018	796,617	426,336	370,281	12/31/2017	780,728	429,009	351,719	12/31/2016	610,383	382,054	228,330			1,348,946
Property	10.075	8855 Columbine Road		03/31/2018	468,824	514,843	-46,019	12/31/2017	282,206	498,055	-215,849	12/31/2016		381,290	-381,290			1,319,631
Property	10.076	8939 Columbine Road		03/31/2018	911,165	320,292	590,873	12/31/2017	898,283	312,169	586,114	12/31/2016	848,499	278,184	570,315			957,150
Property	10.077	7905 Fuller Road		03/31/2018	1,203,923	365,910	838,014	12/31/2017	1,214,174	370,486	843,688	12/31/2016	1,229,280	320,180	909,100			1,252,188
Property	10.078	10801 Nesbitt Avenue South		03/31/2018	905,597	307,550	598,047	12/31/2017	905,545	311,162	594,382	12/31/2016	882,611	299,663	582,948			924,282
Property	10.079	9008 Brittany Way		03/31/2018	710,090	130,183	579,907	12/31/2017	748,435	189,932	558,503	12/31/2016	289,861	357,292	-67,431			775,125
Property	10.080	8995 Columbine Road		03/31/2018	898,014	332,823	565,191	12/31/2017	891,322	330,778	560,543	12/31/2016	816,671	272,769	543,902			931,893
Property	10.081	7852-7898 Woodland Center Boulevard		03/31/2018	759,370	201,189	558,181	12/31/2017	749,886	191,431	558,455	12/31/2016	768,840	165,365	603,475			844,424
Property	10.082	455 Business Center Drive		03/31/2018	925,725	423,148	502,577	12/31/2017	870,825	403,418	467,407	12/31/2016	780,012	374,540	405,472			1,106,162
Property	10.083	231-253 Gibraltar Road		03/31/2018	964,089	275,053	689,035	12/31/2017	1,003,619	240,233	763,385	12/31/2016	1,003,347	391,818	611,529			1,180,264
Property	10.084	747 Dresher Road		03/31/2018	520,322	247,263	273,059	12/31/2017	471,005	283,733	187,272	12/31/2016	471,997	260,956	211,041			968,246
Property	10.085	55 Valley Stream Parkway		03/31/2018	816,145	259,483	556,661	12/31/2017	814,591	254,282	560,308	12/31/2016	756,024	219,562	536,462			770,812
Property	10.086	8212 Woodland Center Boulevard		03/31/2018	607,145	111,077	496,068	12/31/2017	610,044	116,952	493,092	12/31/2016	573,955	92,863	481,091			644,464
Property	10.087	4303 East Cotton Center Boulevard		03/31/2018	942	234,151	-233,209	12/31/2017	932	231,658	-230,726	12/31/2016	927,260	188,207	739,053			1,272,736
Property	10.088	501 US Highway 301 South		03/31/2018	796,993	178,143	618,849	12/31/2017	796,893	185,237	611,656	12/31/2016	811,290	180,499	630,791			849,750
Property	10.089	7802-7850 Woodland Center Boulevard		03/31/2018	784,177	190,822	593,355	12/31/2017	783,270	199,652	583,618	12/31/2016	746,980	178,497	568,483			763,081
Property	10.090	8102 Woodland Center Boulevard		03/31/2018	209,594	168,181	41,413	12/31/2017	363,365	156,395	206,971	12/31/2016	950,241	127,207	823,034			665,347
Property	10.091	102 Rock Road		03/31/2018	741,059	165,795	575,264	12/31/2017	731,919	158,330	573,589	12/31/2016	705,077	157,752	547,325			749,607
Property	10.092	111-159 Gibraltar Road		03/31/2018	736,977	366,279	370,699	12/31/2017	767,515	362,025	405,490	12/31/2016	880,663	313,914	566,749			1,078,219
Property	10.093	200-264 Lakeside Drive		03/31/2018	1,066,627	467,237	599,391	12/31/2017	1,086,132	473,573	612,559	12/31/2016	998,794	416,618	582,176			1,072,668
Property	10.094	181-187 Gibraltar Road		03/31/2018	1,054,710	471,649	583,061	12/31/2017	1,054,245	472,685	581,560	12/31/2016	971,704	423,291	548,413			1,048,377
Property	10.095	120 Gibraltar Road		03/31/2018	744,894	365,050	379,844	12/31/2017	725,169	381,276	343,893	12/31/2016	714,154	448,421	265,734			1,100,965
Property	10.096	4207 East Cotton Center Boulevard		03/31/2018	630,535	113,122	517,413	12/31/2017	621,486	111,616	509,871	12/31/2016	577,032	83,082	493,950			652,983
Property	10.097	161-175 Gibraltar Road		03/31/2018	775,454	211,004	564,450	12/31/2017	757,082	201,747	555,335	12/31/2016	756,155	209,694	546,462			831,134
Property	10.098	8967 Columbine Road		03/31/2018	765,026	274,123	490,902	12/31/2017	753,386	266,539	486,847	12/31/2016	705,307	231,381	473,926			807,818
Property	10.099	8125-8198 Woodland Center Boulevard		03/31/2018	662,468	203,387	459,081	12/31/2017	678,489	200,540	477,949	12/31/2016	758,313	252,898	505,415			824,059
Property	10.100	111 Kelsey Lane		03/31/2018	653,075	166,624	486,451	12/31/2017	644,271	160,032	484,240	12/31/2016	619,121	153,695	465,427			687,028
Property	10.101	261-283 Gibraltar Road		03/31/2018	809,850	243,122	566,728	12/31/2017	864,644	226,537	638,107	12/31/2016	837,420	220,206	617,214			1,036,715
Property	10.102	27-43 Great Valley Parkway		03/31/2018	657,213	201,971	455,242	12/31/2017	657,834	205,438	452,397	12/31/2016	632,468	189,683	442,785			661,001
Property	10.103	767 Electronic Drive		03/31/2018	1,970	200,007	-198,037	12/31/2017	1,989	199,291	-197,302	12/31/2016	1,171	191,101	-189,930			809,056
Property	10.104	200-234 Kelsey Lane		03/31/2018	620,877	142,065	478,812	12/31/2017	631,685	153,209	478,476	12/31/2016	594,713	120,719	473,994			638,678
Property	10.105	4435 East Cotton Center Boulevard		03/31/2018	820,065	212,704	607,361	12/31/2017	811,000	204,339	606,660	12/31/2016	762,054	179,209	582,845			773,690
Property	10.106	7800 Equitable Drive		03/31/2018	1,003,521	464,393	539,128	12/31/2017	975,353	462,318	513,036	12/31/2016	743,771	425,192	318,578			1,023,994
Property	10.107	8906 Brittany Way		03/31/2018	668,053	197,419	470,634	12/31/2017	660,835	215,745	445,090	12/31/2016	561,057	170,360	390,697			684,337
Property	10.108	201-223 Witmer Road		03/31/2018	675,440	329,780	345,661	12/31/2017	648,050	331,241	316,809	12/31/2016	577,049	287,859	289,190			842,552
Property	10.109	4520 Seedling Circle		03/31/2018	664,346	225,287	439,059	12/31/2017	661,702	224,697	437,005	12/31/2016	619,592	191,821	427,772			685,186
Property	10.110	13630 Northwest 8th Street		03/31/2018	635,677	232,225	403,452	12/31/2017	631,116	227,245	403,870	12/31/2016	556,710	222,957	333,753			637,210
Property	10.111	5735 Old Shakopee Road West		03/31/2018	349,258	230,996	118,261	12/31/2017	313,252	236,202	77,050	12/31/2016	269,672	228,744	40,928			836,363
Property	10.112	50 Valley Stream Parkway		03/31/2018	659,839	242,062	417,777	12/31/2017	590,094	234,461	355,633	12/31/2016	189,040	193,493	-4,453			820,291
Property	10.113	4503 Woodland Corporate Boulevard		03/31/2018	735,808	277,045	458,763	12/31/2017	725,880	270,784	455,096	12/31/2016	747,069	292,342	454,727			757,522
Property	10.114	508 Lapp Road		03/31/2018	41,634	231,418	-189,784	12/31/2017	72,077	236,775	-164,697	12/31/2016	555,033	221,876	333,157			622,247
Property	10.115	125-135 Rock Road		03/31/2018	434,388	186,333	248,055	12/31/2017	379,073	172,774	206,299	12/31/2016	322,120	164,917	157,203			663,721
Property	10.116	8911 Columbine Road		03/31/2018	621,194	423,023	198,171	12/31/2017	697,841	402,997	294,844	12/31/2016	852,097	372,155	479,942			968,990
Property	10.117	9306-9324 East Broadway Avenue		03/31/2018	442,709	140,227	302,483	12/31/2017	448,194	148,190	300,004	12/31/2016	429,016	134,705	294,311			532,028
Property	10.118	201 Gibraltar Road		03/31/2018	468,811	312,453	156,358	12/31/2017	479,796	313,105	166,691	12/31/2016	478,985	341,763	137,221			864,798
Property	10.119	101-111 Rock Road		03/31/2018	677,969	227,133	450,836	12/31/2017	672,069	224,067	448,002	12/31/2016	636,439	214,581	421,858			714,309
Property	10.120	4505 Woodland Corporate Boulevard		03/31/2018	708,666	276,313	432,353	12/31/2017	706,542	276,780	429,763	12/31/2016	626,934	207,207	419,727			682,606
Property	10.121	4511 Woodland Corporate Boulevard		03/31/2018	643,565	180,842	462,723	12/31/2017	640,982	180,665	460,317	12/31/2016	609,630	162,522	447,108			658,418
Property	10.122	40 Valley Stream Parkway		03/31/2018	548,965	198,686	350,279	12/31/2017	523,773	201,161	322,612	12/31/2016	394,575	217,651	176,924			545,328
Property	10.123	400-445 Lakeside Drive, Unit #400		03/31/2018	422,798	311,035	111,763	12/31/2017	2,816	290,847	-288,030	12/31/2016	709,104	285,377	423,727			1,087,153
Property	10.124	7702 Woodland Center Boulevard		03/31/2018	618,967	207,338	411,629	12/31/2017	692,790	213,072	479,718	12/31/2016	647,698	188,654	459,044			571,148
Property	10.125	103-109 Gibraltar Road		03/31/2018	274,233	211,720	62,513	12/31/2017	319,440	198,160	121,280	12/31/2016	495,860	209,159	286,701			473,483
Property	10.126	8001 Woodland Center Boulevard		03/31/2018	479,103	219,988	259,115	12/31/2017	407,492	216,539	190,953	12/31/2016	164,388	158,120	6,268			596,853
Property	10.127	113-123 Rock Road		03/31/2018	469,251	187,744	281,507	12/31/2017	459,528	187,202	272,327	12/31/2016	373,000	164,598	208,402			462,624
Property	10.128	555 Business Center Drive		03/31/2018	641,720	254,107	387,613	12/31/2017	645,138	245,015	400,123	12/31/2016	632,116	222,178	409,938			678,120
Property	10.129	4415 East Cotton Center Boulevard		03/31/2018	473,885	140,483	333,402	12/31/2017	564,954	134,270	430,685	12/31/2016	536,628	120,590	416,038			703,496
Property	10.130	300 Welsh Road Building 4		03/31/2018	538,217	342,914	195,303	12/31/2017	515,684	343,581	172,103	12/31/2016	537,195	302,062	235,134			650,188
Property	10.131	9001-9015 Brittany Way		03/31/2018	455,878	141,280	314,599	12/31/2017	454,349	145,375	308,974	12/31/2016	487,749	86,116	401,633			483,060
Property	10.132	277-293 Great Valley Parkway		03/31/2018	452,217	159,816	292,401	12/31/2017	457,231	157,361	299,870	12/31/2016	403,194	130,803	272,392			448,928
Property	10.133	13650 Northwest 8th Street		03/31/2018	286,662	170,526	116,136	12/31/2017	396,936	189,631	207,305	12/31/2016	521,839	197,092	324,748			542,308
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)		03/31/2018	606,920	264,244	342,676	12/31/2017	621,693	281,403	340,290	12/31/2016	587,035	265,558	321,477			831,987
Property	10.135	300-309 Lakeside Drive		03/31/2018	2,058	189,622	-187,565	12/31/2017	1,987	181,860	-179,873	12/31/2016	326,810	181,778	145,031			767,060
Property	10.136	101-107 Lakeside Drive		03/31/2018	363,351	164,597	198,753	12/31/2017	357,180	157,657	199,524	12/31/2016	518,475	196,506	321,969			574,282

A-1-14

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

								Second Most	Second	Second	Second	Third Most	Third	Third	Third
			Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF	Underwritten
Property Flag	ID	Property Name	(# of payments)(16)(17)(18)	Statements Date	EGI ($)	Expenses($)	NOI($)(13)	Statements Date	EGI($)	Expenses($)	NOI($)	Statements Date	EGI($)	Expenses($)	NOI($)	Debt Yield(9)	Debt Yield(9)	Revenue($)
Property	10.137	7695-7699 Anagram Drive		03/31/2018	656,299	243,529	412,771	12/31/2017	718,573	245,729	472,844	12/31/2016	659,324	201,939	457,385			896,209
Property	10.138	425 Technology Drive		03/31/2018	409,993	145,171	264,822	12/31/2017	405,545	139,885	265,660	12/31/2016	374,893	121,287	253,607			400,607
Property	10.139	300 Technology Drive		03/31/2018	295,755	85,324	210,432	12/31/2017	300,656	83,058	217,598	12/31/2016	274,647	63,814	210,833			300,545
Property	10.140	7851-61 Woodland Center Boulevard		03/31/2018	297,329	79,921	217,408	12/31/2017	299,474	83,879	215,595	12/31/2016	296,645	70,397	226,248			347,430
Property	10.141	510 Lapp Road		03/31/2018	229,827	41,601	188,226	12/31/2017	232,954	41,852	191,102	12/31/2016	232,898	36,183	196,715			211,903
Property	10.142	300 Welsh Road Building 3		03/31/2018	455,908	200,355	255,553	12/31/2017	462,212	191,531	270,681	12/31/2016	453,567	172,451	281,117			479,391
Property	10.143	7624 Bald Cypress Place		03/31/2018	193,691	63,538	130,154	12/31/2017	202,839	80,374	122,465	12/31/2016	154,826	63,492	91,333			226,197
Property	10.144	75 Great Valley Parkway		03/31/2018	147,599	23,446	124,153	12/31/2017	148,479	23,638	124,841	12/31/2016	141,699	18,222	123,476			131,660
Property	10.145	506 Prudential Road		03/31/2018	149,447	94,065	55,382	12/31/2017	229,528	91,232	138,297	12/31/2016	309,921	77,351	232,569			318,500
Property	10.146	30 Great Valley Parkway		03/31/2018	124,822	47,117	77,705	12/31/2017	126,999	49,156	77,842	12/31/2016	122,270	47,086	75,184			122,631
Property	10.147	100 Gibraltar Road		03/31/2018	64,074	23,327	40,747	12/31/2017	61,622	21,069	40,554	12/31/2016	59,873	21,960	37,913			64,897
Loan	11	636 11th Avenue(2)(31)(35)	L(29), D(85), O(6)	04/30/2018	36,009,231	11,303,733	24,705,498	12/31/2017	35,808,445	10,705,616	25,102,829	12/31/2016	35,643,677	9,485,470	26,158,207	10.3%	9.9%	39,387,193
Loan	12	Courtyard at The Navy Yard(5)(35)	L(24), D(92), O(4)	08/31/2018	12,046,220	6,943,865	5,102,355	12/31/2017	11,067,453	6,383,155	4,684,297	12/31/2016	9,566,959	5,483,086	4,083,873	12.4%	10.9%	12,046,220
Loan	13	710 Bridgeport	L(37), YM1(79), O(4)	08/31/2018	4,679,635	1,730,243	2,949,392	12/31/2017	4,046,042	1,671,263	2,374,779					8.7%	8.4%	5,353,733
Loan	14	Outlet Shoppes at El Paso(2)	L(25), D(91), O(4)	06/30/2018	16,087,474	7,002,706	9,084,767	12/31/2017	16,577,672	6,985,972	9,591,700	12/31/2016	16,303,897	6,853,035	9,450,862	10.7%	9.9%	15,713,137
Loan	15	Castleton Commons & Square(34)	L(24), D(92), O(4)	06/30/2018	3,144,709	549,433	2,595,276	12/31/2017	3,172,328	833,768	2,338,560	12/31/2016	3,736,713	723,132	3,013,581	9.8%	8.9%	4,674,203
Loan	16	Courtyard Edgewater(34)	L(25), D(91), O(4)	08/31/2018	8,441,794	4,739,135	3,702,659	12/31/2017	8,118,695	4,703,148	3,415,547	12/31/2016	7,148,363	3,944,536	3,203,827	11.8%	10.7%	8,441,794
Loan	17	Aston Street(22)	L(25), D(89), O(6)	06/30/2018	2,812,286	763,831	2,048,455	12/31/2017	2,479,790	651,185	1,828,606	12/31/2016	2,305,686	570,184	1,735,502	8.5%	7.8%	3,386,466
Loan	18	Overland Park Xchange(2)	L(25), YM1(92), O(3)	06/30/2018	10,492,521	2,924,618	7,567,904	12/31/2017	9,558,596	2,706,112	6,852,484	12/31/2016	8,440,322	2,642,972	5,797,349	10.9%	10.0%	16,492,345
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	L(25), D(91), O(4)	07/31/2018	27,024,294	18,524,917	8,499,376	12/31/2017	26,395,992	18,552,034	7,843,958	12/31/2016	29,079,404	20,621,306	8,458,097	13.0%	10.9%	27,024,294
Loan	20	Carmel Mission Inn(35)	L(25), D(91), O(4)	07/31/2018	8,976,403	5,736,777	3,239,626	12/31/2017	8,336,603	5,521,748	2,814,855	12/31/2016	8,716,879	5,492,957	3,223,922	13.3%	11.7%	8,976,403
Loan	21	Maize & Blue Portfolio	L(24), D(92), O(4)	07/31/2018	3,421,165	1,335,490	2,085,675	12/31/2017	3,387,524	1,380,996	2,006,528	12/31/2016	3,276,000	1,353,055	1,922,945	9.9%	9.6%	3,463,102
Property	21.001	The Lion
Property	21.002	The Forum
Property	21.003	520 Packard
Property	21.004	The Abbey
Property	21.005	The Dean
Property	21.006	326 E Madison
Property	21.007	1000 Oakland
Property	21.008	344 S Division
Property	21.009	The Lodge
Property	21.010	The Algonquin
Property	21.011	515 E Lawrence
Loan	22	Springhill Suites Huntington Beach	L(24), D(93), O(3)	08/31/2018	6,395,137	3,380,542	3,014,595									14.3%	14.3%	6,395,137
Loan	23	CityLine XIV Portfolio	L(26), D(90), O(4)	Various	2,658,559	812,087	1,846,472	12/31/2017	2,618,341	848,807	1,769,534	12/31/2016	2,550,378	830,594	1,719,784	8.7%	8.5%	3,403,942
Property	23.001	CityLine Sebastian		07/31/2018	1,171,052	257,095	913,957	12/31/2017	1,130,049	272,802	857,247	12/31/2016	1,049,344	233,130	816,214			1,492,259
Property	23.002	CityLine Tuscaloosa		06/30/2018	672,326	170,539	501,787	12/31/2017	648,216	188,272	459,944	12/31/2016	612,643	195,265	417,378			851,198
Property	23.003	CityLine Route 22		06/30/2018	554,570	272,849	281,721	12/31/2017	578,580	273,869	304,711	12/31/2016	633,225	297,900	335,325			774,360
Property	23.004	Extra Space Storage - Madison		06/30/2018	260,611	111,604	149,007	12/31/2017	261,496	113,864	147,632	12/31/2016	255,165	104,299	150,867			286,125
Loan	24	Chicopee Marketplace	L(25), YM1(92), O(3)	05/31/2018	3,818,731	1,110,754	2,707,976	12/31/2017	3,761,996	1,088,849	2,673,147	12/31/2016	3,547,477	950,172	2,597,304	13.5%	12.6%	3,911,296
Loan	25	Concord Plaza(2)	L(26), D(30), O(4)	04/30/2018	6,319,398	2,685,234	3,634,164	12/31/2017	6,258,991	2,530,511	3,728,480	12/31/2016	5,906,261	2,477,019	3,429,242	10.2%	9.0%	7,599,105
Loan	26	Woodside Office Center(36)	L(24), D(91), O(5)	07/31/2018	2,309,577	935,275	1,374,303	12/31/2017	2,425,041	942,183	1,482,858	12/31/2016	2,165,584	905,873	1,259,712	8.2%	8.0%	2,897,730
Loan	27	Shelbourne Global Portfolio I(2)(31)	L(25), D(92), O(3)	05/31/2018	14,422,010	6,196,734	8,225,277	12/31/2017	14,567,370	6,117,503	8,449,867	12/31/2016	13,915,495	6,054,482	7,861,013	9.1%	8.6%	16,386,063
Property	27.001	1515 Broad Street		05/31/2018	5,646,234	2,865,495	2,780,739	12/31/2017	5,672,850	2,670,630	3,002,220	12/31/2016	5,310,882	2,786,077	2,524,805			7,408,820
Property	27.002	140 Centennial Avenue		05/31/2018	2,616,829	1,103,893	1,512,936	12/31/2017	2,581,413	1,066,020	1,515,393	12/31/2016	2,728,386	1,042,036	1,686,350			2,759,825
Property	27.003	675 Central Avenue		05/31/2018	1,702,022	570,775	1,131,247	12/31/2017	1,666,338	584,060	1,082,279	12/31/2016	1,671,286	530,327	1,140,959			1,783,298
Property	27.004	275 Centennial Avenue		05/31/2018	1,181,025	240,904	940,121	12/31/2017	1,180,025	238,394	941,631	12/31/2016	1,192,331	226,903	965,428			1,153,718
Property	27.005	691 Central Avenue		05/31/2018	1,526,814	577,637	949,177	12/31/2017	1,557,668	633,965	923,703	12/31/2016	1,339,818	542,424	797,394			1,513,751
Property	27.006	80 Kingsbridge Road		05/31/2018	498,500	282,607	215,894	12/31/2017	482,644	260,546	222,098	12/31/2016	439,380	225,992	213,388			517,473
Property	27.007	20 Kingsbridge Road		05/31/2018	1,250,586	555,423	695,163	12/31/2017	1,426,431	663,889	762,543	12/31/2016	1,233,412	700,723	532,689			1,249,178
Loan	28	1555 North Sheffield	L(25), D(91), O(4)	07/31/2018	2,327,730	922,677	1,405,053	12/31/2017	2,252,589	873,268	1,379,321	12/31/2016	2,160,621	780,160	1,380,461	8.4%	8.0%	2,474,430
Loan	29	Globe Chicago Industrial Portfolio	L(25), D(28), O(7)	06/30/2018	2,701,672	895,882	1,805,790	12/31/2017	2,910,189	861,116	2,049,073	12/31/2016	2,909,798	821,500	2,088,298	11.0%	10.2%	3,204,324
Property	29.001	Hoffman Industrial		06/30/2018	819,689	487,635	332,054	12/31/2017	939,349	429,720	509,628	12/31/2016	901,146	380,725	520,421			1,086,860
Property	29.002	Aurora Industrial		06/30/2018	487,191	15,558	471,633	12/31/2017	569,920	15,843	554,077	12/31/2016	569,920	17,466	552,454			592,924
Property	29.003	Schaumburg Tower Industrial		06/30/2018	564,417	82,763	481,654	12/31/2017	559,722	95,802	463,919	12/31/2016	572,579	102,299	470,280			597,569
Property	29.004	Bloomingdale Industrial		06/30/2018	517,751	162,851	354,900	12/31/2017	526,889	157,790	369,099	12/31/2016	551,493	177,941	373,552			566,930
Property	29.005	Schaumburg Basswood Industrial		06/30/2018	312,624	147,075	165,549	12/31/2017	314,310	161,960	152,350	12/31/2016	314,660	143,069	171,591			360,041
Loan	30	Pavilions North Shopping Center	L(25), YM1(92), O(3)	05/31/2018	2,514,551	904,548	1,610,003	12/31/2017	2,614,377	875,720	1,738,658	12/31/2016	2,700,325	893,137	1,807,188	12.1%	11.1%	2,949,045
Loan	31	Hilton Garden Inn Frederick	L(24), YM1(89), O(7)	07/31/2018	5,899,876	3,772,381	2,127,495	12/31/2017	5,830,987	3,709,993	2,120,994	12/31/2016	5,450,524	3,558,302	1,892,222	14.5%	12.9%	5,899,876
Loan	32	The Center at Carbon Beach	L(26), D(90), O(4)	06/30/2018	1,368,563	401,582	966,981	12/31/2017	1,264,117	367,945	896,173	12/31/2016	1,141,771	365,358	776,413	7.9%	7.5%	1,532,905
Loan	33	BJ’s Summerville	L(25), D(31), O(4)													8.8%	8.4%	1,275,531
Loan	34	Columbus Industrial Portfolio	L(25), D(90), O(5)	06/30/2018	1,481,431	482,804	998,627	12/31/2017	1,366,818	449,065	917,753	12/31/2016	722,369	228,789	493,581	9.8%	8.9%	1,374,523
Property	34.001	Huntley
Property	34.002	Frusta
Loan	35	Fresno E Street Office	L(28), D(87), O(5)	12/31/2017	1,213,751	472,043	741,708	12/31/2016	1,232,182	486,297	745,885					10.3%	9.9%	1,647,323
Loan	36	300 East 64th Street	L(25), DorYM1(90), O(5)	06/30/2018	807,819	325,109	482,710									7.8%	7.3%	1,119,155
Loan	37	Old Orchard	L(25), D(91), O(4)	05/31/2018	1,629,477	687,850	941,627	12/31/2017	1,557,819	627,794	930,025					10.1%	9.3%	1,687,568
Loan	38	Market Square	L(24), D(92), O(4)	05/31/2018	1,039,034	262,870	776,164	12/31/2017	1,132,750	261,497	871,253	12/31/2016	956,806	266,983	689,823	8.5%	8.0%	1,099,451
Loan	39	May & Ellis Building	L(25), D(89), O(6)	08/31/2018	822,336	191,959	630,377	12/31/2017	563,613	213,404	350,209					8.0%	7.8%	962,172
Loan	40	Ocala West	L(25), D(31), O(4)	03/31/2018	1,163,175	327,272	835,903	12/31/2017	1,033,972	309,417	724,555	12/31/2016	904,005	437,217	466,788	12.8%	11.7%	1,487,478
Loan	41	Torrey Corner	L(24), D(92), O(4)	06/30/2018	733,119	191,986	541,134	12/31/2017	763,168	191,355	571,813	12/31/2016	918,221	182,613	735,608	9.1%	8.8%	943,180
Loan	42	NC Self Storage Portfolio	L(25), D(92), O(3)	07/31/2018	1,042,773	357,581	685,192	12/31/2017	1,009,712	330,838	678,874					9.1%	9.0%	1,316,010
Property	42.001	The Attic Self-Storage		07/31/2018	574,133	194,070	380,063	12/31/2017	547,471	176,957	370,514	12/31/2016	418,122	144,538	273,584			653,092
Property	42.002	Speedway Self-Storage		07/31/2018	264,550	79,599	184,951	12/31/2017	275,767	74,047	201,720	12/31/2016	260,897	80,742	180,155			345,124
Property	42.003	Armadillo Self-Storage		07/31/2018	204,090	83,912	120,178	12/31/2017	186,474	79,833	106,641							317,794
Loan	43	Kohl’s - Florence KY(31)	L(25), D(91), O(4)	06/30/2018	444,434	3,930	440,504	12/31/2017	673,711	4,298	669,414	12/31/2016	673,711	4,529	669,183	9.2%	8.8%	764,444

A-1-15

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

								Second Most	Second	Second	Second	Third Most	Third	Third	Third
			Prepayment Provisions	Most Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Recent Operating	Most Recent	Most Recent	Most Recent	Underwritten NOI	Underwritten NCF	Underwritten
Property Flag	ID	Property Name	(# of payments)(16)(17)(18)	Statements Date	EGI ($)	Expenses($)	NOI($)(13)	Statements Date	EGI($)	Expenses($)	NOI($)	Statements Date	EGI($)	Expenses($)	NOI($)	Debt Yield(9)	Debt Yield(9)	Revenue($)
Loan	44	237-239 Hawthorne Street	L(25), D(90), O(5)													7.1%	7.0%	528,480
Loan	45	Greystone Business Park	L(25), D(91), O(4)	06/30/2018	899,215	225,087	674,128	12/31/2017	831,700	209,846	621,854	12/31/2016	311,399	229,663	81,736	12.2%	11.1%	1,068,981
Loan	46	DS Smith - Lester Prairie	L(24), D(92), O(4)	08/31/2018	419,715		419,715									10.7%	9.9%	581,742
Loan	47	Sugar Grove	L(25), D(90), O(5)													14.4%	14.4%	1,063,627
Loan	48	Campus Pointe	L(25), D(91), O(4)	06/30/2018	422,918	141,406	281,511	12/31/2017	387,112	137,087	250,025	12/31/2016	353,233	128,349	224,884	9.3%	8.8%	593,097
Loan	49	Nemours at Sonata West	L(25), D(91), O(4)													9.3%	9.1%	509,030
Loan	50	Cottages at Gateway Park	L(25), D(91), O(4)	04/30/2018	487,875	179,191	308,684	12/31/2017	488,518	178,736	309,782	12/31/2016	488,049	191,944	296,104	12.1%	11.5%	526,827
Loan	51	WAG Richmond	L(25), D(91), O(4)	08/31/2018	246,400	7,392	239,008	12/31/2017	246,400	7,392	239,008	12/31/2016	246,400	7,392	239,008	8.9%	8.9%	246,400

A-1-16

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Ownership	Ground Lease	Ground Lease			Lease
Property Flag	ID	Property Name	EGI($)	Expenses($)	NOI ($)(13)	Reserves($)	TI/LC($)	NCF ($)	Interest(19)	Expiration(20)	Extension Terms(20)	Largest Tenant(21)(23)(24)(25)	SF	Expiration
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	40,176,182	10,301,816	29,874,366	150,615	1,000,000	28,723,752	Fee Simple
Property	1.001	55 Prospect Street	13,204,968	3,462,816	9,742,152	51,101	339,281	9,351,770	Fee Simple			2U	79,500	09/30/2029
Property	1.002	117 Adams Street	10,348,564	2,600,847	7,747,717	36,591	242,944	7,468,181	Fee Simple			Etsy	172,135	07/31/2026
Property	1.003	77 Sands Street	11,995,115	2,951,179	9,043,935	44,746	297,088	8,702,102	Fee Simple			Brooklyn Lab	80,648	06/30/2034
Property	1.004	81 Prospect Street	4,627,536	1,286,973	3,340,563	18,177	120,687	3,201,699	Fee Simple			WeWork	84,704	07/31/2031
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	44,603,641	8,747,532	35,856,109	135,320	411,696	35,309,093	Fee Simple			Amazon	676,598	06/30/2030
Loan	3	Aventura Mall(2)(33)(36)	185,479,647	30,620,668	154,858,979	243,502	3,043,770	151,571,708	Fee Simple			J. C. Penney Co.	193,759	04/30/2023
Loan	4	Shops at Solaris(2)	9,597,539	1,830,761	7,766,778	10,601	165,393	7,590,784	Fee Simple			Bol	13,368	09/30/2033
Loan	5	Liberty Portfolio(2)(5)	19,169,391	4,059,580	15,109,811	161,149	818,643	14,130,019	Fee Simple/Leasehold
Property	5.001	Liberty Center at Rio Salado	16,209,889	3,419,672	12,790,217	136,481	691,036	11,962,700	Fee Simple/Leasehold	Various	None	Centene Management Company, LLC	352,988	01/31/2028
Property	5.002	8501 East Raintree Drive	2,959,502	639,908	2,319,594	24,668	127,607	2,167,319	Fee Simple			The Vanguard Group, Inc.	123,340	07/31/2026
Loan	6	Christiana Center	5,827,860	1,043,894	4,783,966	45,417	123,199	4,615,350	Fee Simple			Costco (Ground Lease)	140,814	09/30/2023
Loan	7	192 Lexington Avenue(2)	6,405,588	2,007,868	4,397,720		193,747	4,203,973	Fee Simple			Broadway Suites III	8,498	08/31/2019
Loan	8	Hotel Erwin	16,585,571	10,683,726	5,901,845	663,423		5,238,422	Fee Simple			NAP	NAP	NAP
Loan	9	Aon Center(2)(34)(36)	97,775,632	46,208,188	51,567,444	472,131	1,388,620	49,706,693	Fee Simple			Aon Corporation	423,047	12/31/2028
Loan	10	Workspace(2)(36)	192,633,427	67,314,318	125,319,109	2,471,191	9,884,763	112,963,155	Fee Simple/Leasehold
Property	10.001	6625 78th Street West	7,175,440	3,628,754	3,546,686	81,250	325,000	3,140,436	Fee Simple			Express Scripts, Inc.	203,442	12/31/2018
Property	10.002	1500 Liberty Ridge Drive	6,487,925	2,121,356	4,366,568	58,280	233,120	4,075,168	Fee Simple			ELAP Services, LLC	39,981	11/30/2021
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive	4,963,009	2,014,717	2,948,292	38,692	154,768	2,754,832	Fee Simple			Carnival Corporation	30,519	11/30/2026
Property	10.004	1301 International Parkway	4,671,546	1,487,381	3,184,165	35,040	140,160	3,008,965	Fee Simple			Sunshine State Health Plan, Inc.	84,379	11/30/2020
Property	10.005	777 West Yamato Road	4,254,026	1,700,801	2,553,225	38,902	155,608	2,358,715	Fee Simple			Relx, Inc.	51,404	05/31/2024
Property	10.006	4425 East Cotton Center Boulevard	3,432,623	605,233	2,827,390	41,250	165,000	2,621,140	Fee Simple			United HealthCare Services, Inc.	165,000	03/31/2024
Property	10.007	4500 East Cotton Center Boulevard	2,761,033	473,314	2,287,719	34,851	139,403	2,113,465	Fee Simple			Aetna Life Insurance Company	139,403	12/31/2023
Property	10.008	3100 Southwest 145th Avenue	3,482,873	1,157,613	2,325,260	26,084	104,337	2,194,839	Fee Simple			United HealthCare Services, Inc.	50,143	06/30/2022
Property	10.009	3400 Lakeside Drive	2,829,589	1,390,612	1,438,977	30,033	120,130	1,288,814	Fee Simple			Carnival Corporation	62,904	11/30/2026
Property	10.010	3450 Lakeside Drive	3,604,934	1,355,444	2,249,490	29,900	119,598	2,099,992	Fee Simple			Arise Virtual Solutions, Inc.	43,299	02/28/2027
Property	10.011	40 Liberty Boulevard	3,229,923	678,413	2,551,510	31,500	126,000	2,394,010	Fee Simple			Siemens Medical Solutions USA, Inc.	126,000	01/31/2020
Property	10.012	4630 Woodland Corporate Boulevard	3,337,342	1,097,515	2,239,827	35,137	140,548	2,064,142	Fee Simple			Aetna Life Insurance Company	73,077	02/29/2020
Property	10.013	750 Park of Commerce Road	2,593,130	1,026,097	1,567,033	23,833	95,331	1,447,869	Fee Simple			3Cinteractive Corp.	25,287	12/31/2021
Property	10.014	13621 Northwest 12th Street	2,844,425	1,121,644	1,722,781	26,606	106,425	1,589,750	Fee Simple			MEDNAX Services, Inc.	37,209	11/30/2023
Property	10.015	2 West Liberty Boulevard	2,980,784	903,076	2,077,708	25,169	100,676	1,951,863	Fee Simple			Teva Branded Pharmaceutical	60,307	12/31/2019
Property	10.016	10400 Viking Drive	3,685,527	1,894,250	1,791,277	41,793	167,172	1,582,312	Fee Simple			Grain Millers, Inc.	34,981	01/31/2021
Property	10.017	100 Witmer Road	3,378,343	1,259,574	2,118,769	34,782	139,128	1,944,859	Fee Simple			Kreischer Miller	45,916	07/31/2019
Property	10.018	7 Walnut Grove Drive	2,982,289	676,239	2,306,050	30,000	120,000	2,156,050	Fee Simple			Reed Technology & Information	120,000	05/31/2025
Property	10.019	4313 East Cotton Center Boulevard	2,075,929	405,572	1,670,356	27,219	108,874	1,534,264	Fee Simple			GE Parallel Design, Inc.	78,335	09/30/2028
Property	10.020	1400 Liberty Ridge Drive	2,909,715	934,001	1,975,715	25,284	101,136	1,849,295	Fee Simple			Boomi, Inc	41,409	09/30/2027
Property	10.021	1200 Liberty Ridge Drive	2,200,023	808,025	1,391,997	21,538	86,150	1,284,310	Fee Simple			Saul Ewing Arnstein & Lehr, LLP	16,704	02/28/2021
Property	10.022	4750 South 44th Place	1,842,763	371,645	1,471,118	19,874	79,496	1,371,748	Fee Simple			Aetna Life Insurance Company	69,094	08/31/2020
Property	10.023	680 Blair Mill Road	3,008,973	935,162	2,073,811	28,778	115,110	1,929,923	Fee Simple			United HealthCare Services, Inc.	115,110	03/31/2025
Property	10.024	3020 US Highway 301 South	2,121,411	490,978	1,630,432	24,760	99,039	1,506,633	Fee Simple			General Dynamics Information Tech., Inc.	99,039	09/30/2022
Property	10.025	4 Walnut Grove Drive	2,812,415	853,258	1,959,157	27,425	109,700	1,822,032	Fee Simple			Optum Services Inc.	109,700	03/31/2025
Property	10.026	4631 Woodland Corporate Boulevard	1,819,392	726,322	1,093,070	22,618	90,472	979,980	Fee Simple			Cognizant Technology Solutions U.S. Corporation	27,882	11/30/2024
Property	10.027	5 Walnut Grove Drive	2,303,851	973,513	1,330,339	26,250	105,000	1,199,089	Fee Simple			Commcor	27,035	11/30/2022
Property	10.028	700 Dresher Road	2,488,425	975,521	1,512,904	27,500	110,000	1,375,404	Fee Simple			Comcast of PA	58,115	12/31/2019
Property	10.029	45-67 Great Valley Parkway	1,786,624	330,005	1,456,619	32,003	128,011	1,296,605	Fee Simple			Orthovita, Inc.	55,675	07/31/2020
Property	10.030	4610 South 44th Place	1,948,337	379,589	1,568,748	16,503	66,012	1,486,233	Fee Simple			CDx Holdings, Inc.	66,012	08/31/2020
Property	10.031	4217 East Cotton Center Boulevard	1,485,601	686,662	798,939	22,035	88,140	688,764	Fee Simple			Education Management LLC	88,140	06/30/2019
Property	10.032	1 Country View Road	1,764,586	496,778	1,267,808	13,700	54,798	1,199,310	Fee Simple			Factory Mutual Insurance Company	23,155	02/28/2021
Property	10.033	4410 East Cotton Center Boulevard	1,515,001	475,433	1,039,568	25,317	101,269	912,982	Fee Simple			GM Cruise LLC	101,269	07/31/2022
Property	10.034	951 Northwest Broken Sound Parkway	1,641,815	630,496	1,011,319	21,403	85,610	904,306	Fee Simple			U.S. Installation Group, Inc.	14,749	05/31/2023
Property	10.035	77-123 Great Valley Parkway	1,361,358	370,093	991,266	25,775	103,099	862,392	Fee Simple			Puresyn, Inc.	18,008	12/31/2020
Property	10.036	420-500 Lapp Road	1,595,640	350,681	1,244,960	22,828	91,312	1,130,820	Fee Simple			ifm Prover USA, Inc.	36,837	03/31/2023
Property	10.037	507 Prudential Road	1,755,859	911,111	844,748	25,178	100,710	718,860	Fee Simple/Leasehold	7/11/2088 (Devereux); 12/31/2105 (Poley)	One, 99 year or less (Devereaux); None (Poley)	Bayview Loan Servicing, LLC	64,115	04/30/2026
Property	10.038	2 Walnut Grove Drive	1,881,637	665,878	1,215,759	20,464	81,856	1,113,439	Fee Simple			Acurian	44,039	09/30/2022
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard	1,116,543	284,589	831,953	22,440	89,758	719,756	Fee Simple			HiVelocity Ventures Corporation	23,012	06/30/2021
Property	10.040	9801 South 51st Street	1,153,855	326,099	827,756	17,888	71,550	738,318	Fee Simple			Aetna Life Insurance Company	42,369	02/28/2019
Property	10.041	180 Sheree Boulevard	902,076	680,011	222,066	26,854	107,417	87,794	Fee Simple			Avanceon, LP	16,700	03/31/2020
Property	10.042	7615 Smetana Lane	1,448,166	535,924	912,242	23,361	93,444	795,437	Fee Simple			Dell Marketing L. P.	85,366	08/31/2024
Property	10.043	4550 South 44th Place	1,055,226	260,589	794,637	13,622	54,489	726,525	Fee Simple			Progressive Casualty Insurance Company	54,489	05/31/2020
Property	10.044	131 Kelsey Lane	1,343,159	252,281	1,090,878	22,323	89,290	979,265	Fee Simple			United HealthCare Services, Inc.	89,290	09/30/2024
Property	10.045	5775 Old Shakopee Road West	1,201,517	521,128	680,389	25,763	103,050	551,576	Fee Simple			SENSATA TECHNOLOGIES, INC.	34,291	03/31/2022
Property	10.046	8401-8406 Benjamin Road (North)	1,017,241	317,804	699,437	23,692	94,766	580,980	Fee Simple			Zippy Shell USA, LLC	10,929	02/28/2024
Property	10.047	7625 Smetana Lane	1,319,314	482,566	836,748	13,981	55,924	766,843	Fee Simple			Dell Marketing L. P.	55,924	08/31/2024
Property	10.048	5 Great Valley Parkway	1,500,159	592,284	907,875	16,261	65,044	826,570	Fee Simple			Executive Office Link, Inc.	23,150	06/30/2022
Property	10.049	5705 Old Shakopee Road West	1,226,770	391,009	835,761	18,649	74,594	742,518	Fee Simple			MorphoTrust USA, LLC	46,308	11/30/2021
Property	10.050	7 Great Valley Parkway	1,440,951	555,079	885,872	15,277	61,108	809,487	Fee Simple			Scala, Inc.	21,266	02/28/2026
Property	10.051	65 Valley Stream Parkway	1,134,564	253,315	881,249	15,328	61,313	804,608	Fee Simple			Siemens Medical Solutions USA, Inc.	61,313	01/31/2020
Property	10.052	220 Gibraltar Road	1,589,355	593,047	996,308	15,897	63,587	916,824	Fee Simple			Morningstar Credit Ratings	16,491	10/31/2024
Property	10.053	257-275 Great Valley Parkway	1,162,487	289,437	873,051	17,781	71,122	784,148	Fee Simple			Y-Prime, Inc.	16,401	08/31/2019
Property	10.054	240 Gibraltar Road	1,346,020	568,835	777,185	15,897	63,587	697,701	Fee Simple			Astea International	24,096	08/31/2022
Property	10.055	200 Gibraltar Road	1,306,210	571,578	734,631	16,113	64,452	654,066	Fee Simple			US Bank National Association	33,804	09/30/2028
Property	10.056	9023 Columbine Road	1,248,079	439,380	808,698	15,550	62,200	730,948	Fee Simple			Kroll Ontrack, LLC	62,200	06/30/2026
Property	10.057	3 Country View Road	1,017,612	276,566	741,046	17,500	70,000	653,546	Fee Simple			Ellucian Company L.P.	70,000	MTM
Property	10.058	333 Phoenixville Pike	1,100,616	264,570	836,046	21,000	84,000	731,046	Fee Simple			Colorcon, Inc.	84,000	09/14/2024
Property	10.059	1 Great Valley Parkway	1,099,345	259,998	839,347	15,220	60,880	763,247	Fee Simple			TELA Bio, Inc.	16,112	05/31/2021
Property	10.060	4405 East Cotton Center Boulevard	921,046	228,934	692,112	13,638	54,551	623,923	Fee Simple			Midland Credit Management, Inc.	31,096	12/31/2020

A-1-17

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Ownership	Ground Lease	Ground Lease			Lease
Property Flag	ID	Property Name	EGI($)	Expenses($)	NOI ($)(13)	Reserves($)	TI/LC($)	NCF ($)	Interest(19)	Expiration(20)	Extension Terms(20)	Largest Tenant(21)(23)(24)(25)	SF	Expiration
Property	10.061	7920 Woodland Center Boulevard	994,430	181,543	812,887	13,157	52,627	747,103	Fee Simple			Hilton Reservations Worldwide, LLC	31,414	12/31/2018
Property	10.062	20 Valley Stream Parkway	940,438	482,436	458,002	15,195	60,778	382,030	Fee Simple			Novocure Inc.	11,631	04/30/2022
Property	10.063	5715 Old Shakopee Road West	1,038,565	358,856	679,709	15,866	63,463	600,380	Fee Simple			NCS Pearson, Inc.	51,770	05/31/2027
Property	10.064	150-182 Kelsey Lane	1,071,175	207,534	863,641	13,600	54,400	795,641	Fee Simple			Esurance Insurance Company	54,400	05/31/2021
Property	10.065	155 Great Valley Parkway	669,285	70,120	599,165	17,800	71,200	510,165	Fee Simple			Janssen Biotech, Inc.	71,200	06/30/2023
Property	10.066	701-725 US Highway 301 South	1,013,235	223,329	789,907	16,345	65,380	708,182	Fee Simple			CB&I Government Solutions	15,610	04/30/2020
Property	10.067	901-933 US Highway 301 South	1,048,553	210,917	837,636	16,300	65,200	756,136	Fee Simple			Capital Machine Technologies	13,600	09/30/2021
Property	10.068	7725 Woodland Center Boulevard	868,228	262,281	605,947	10,654	42,615	552,678	Fee Simple			Cognizant Technology Solutions U.S. Corporation	42,615	11/30/2024
Property	10.069	4508 Woodland Corporate Boulevard	945,712	191,350	754,362	10,035	40,140	704,187	Fee Simple			Computer Generated Solutions, Inc.	40,140	12/31/2024
Property	10.070	3102, 3104 and 3110 Cherry Palm	800,793	265,284	535,509	18,599	74,397	442,513	Fee Simple			DCR Engineering Services, Inc.	18,891	01/31/2020
Property	10.071	101 Gibraltar Road	1,264,171	512,186	751,984	14,211	56,845	680,928	Fee Simple			PAREXEL	30,800	03/31/2022
Property	10.072	6161 American Boulevard West	813,728	332,984	480,744	9,207	36,827	434,710	Fee Simple			Digi-Key Corporation	19,553	12/31/2018
Property	10.073	4502 Woodland Center Boulevard	846,371	243,254	603,116	10,670	42,680	549,766	Fee Simple			Iron Bow Technologies, LLC	23,881	11/30/2019
Property	10.074	110 Gibraltar Road	845,699	444,804	400,895	14,857	59,429	326,609	Fee Simple			Clinical Ink, Inc.	15,087	04/30/2023
Property	10.075	8855 Columbine Road	888,274	476,125	412,149	14,536	58,145	339,467	Fee Simple			ARCSERVE (USA) LLC	33,496	10/31/2023
Property	10.076	8939 Columbine Road	957,150	333,072	624,078	12,000	48,000	564,078	Fee Simple			Kroll Ontrack, LLC	48,000	06/30/2026
Property	10.077	7905 Fuller Road	1,252,188	370,100	882,088	18,556	74,224	789,308	Fee Simple			Acist Medical Systems, Inc.	74,224	07/31/2019
Property	10.078	10801 Nesbitt Avenue South	924,282	301,249	623,033	14,000	56,000	553,033	Fee Simple			Tornier, Inc.	56,000	12/31/2022
Property	10.079	9008 Brittany Way	775,125	134,325	640,800	14,770	59,080	566,950	Fee Simple			The School Board of Hillsborough County	44,197	11/30/2031
Property	10.080	8995 Columbine Road	926,731	331,302	595,429	11,528	46,112	537,789	Fee Simple			Kroll Ontrack, LLC	45,817	06/30/2026
Property	10.081	7852-7898 Woodland Center Boulevard	844,424	211,101	633,323	11,088	44,350	577,885	Fee Simple			Liberty Dental Plan of Florida, Inc.	25,634	12/31/2022
Property	10.082	455 Business Center Drive	1,013,762	408,421	605,341	12,876	51,505	540,960	Fee Simple			Language Service Associates Exp	28,119	01/31/2019
Property	10.083	231-253 Gibraltar Road	1,023,009	344,647	678,362	15,000	60,000	603,362	Fee Simple			ADT	15,014	12/31/2018
Property	10.084	747 Dresher Road	607,221	260,450	346,770	13,300	53,200	280,270	Fee Simple			LRP Publications	16,970	03/31/2022
Property	10.085	55 Valley Stream Parkway	770,812	174,805	596,006	10,303	41,211	544,493	Fee Simple			Siemens Medical Solutions USA, Inc.	41,211	01/31/2020
Property	10.086	8212 Woodland Center Boulevard	644,464	119,205	525,259	9,789	39,155	476,315	Fee Simple			MCIMetro Access Transmission Services LL	39,155	05/31/2027
Property	10.087	4303 East Cotton Center Boulevard	152,736	366,229	-213,493	16,000	64,000	-293,493	Fee Simple			NAP	NAP	NAP
Property	10.088	501 US Highway 301 South	849,750	190,986	658,763	14,770	59,080	584,913	Fee Simple			Metro PCS Florida, LLC	12,380	12/31/2019
Property	10.089	7802-7850 Woodland Center Boulevard	763,081	176,470	586,611	11,088	44,350	531,173	Fee Simple			AccentHealth LLC	20,236	06/30/2019
Property	10.090	8102 Woodland Center Boulevard	665,347	272,310	393,037	9,789	39,155	344,093	Fee Simple			Refresco Beverages US Inc.	39,155	12/31/2027
Property	10.091	102 Rock Road	749,607	155,787	593,820	10,118	40,472	543,230	Fee Simple			Auxilium Pharmaceuticals	40,472	07/31/2028
Property	10.092	111-159 Gibraltar Road	724,576	379,595	344,981	15,759	63,036	266,186	Fee Simple			Burns Mechanical	15,400	06/30/2022
Property	10.093	200-264 Lakeside Drive	958,463	520,298	438,165	13,656	54,623	369,887	Fee Simple			Internal Revenue Service	20,396	12/31/2019
Property	10.094	181-187 Gibraltar Road	1,048,377	468,594	579,783	12,218	48,870	518,696	Fee Simple			Solid State Equip Corp	48,870	12/31/2024
Property	10.095	120 Gibraltar Road	906,207	390,588	515,620	12,256	49,023	454,341	Fee Simple			Selene Finance	17,818	01/31/2019
Property	10.096	4207 East Cotton Center Boulevard	652,983	134,665	518,319	6,225	24,900	487,194	Fee Simple			Miraca Life Sciences, Inc.	24,900	08/31/2020
Property	10.097	161-175 Gibraltar Road	831,134	250,140	580,994	12,433	49,732	518,829	Fee Simple			Oppenheimer Precision	49,732	08/31/2026
Property	10.098	8967 Columbine Road	807,818	289,354	518,465	9,966	39,862	468,637	Fee Simple			Kroll Ontrack, LLC	39,862	06/30/2026
Property	10.099	8125-8198 Woodland Center Boulevard	671,634	184,125	487,509	11,346	45,382	430,782	Fee Simple			Firstsource Group USA, Inc	9,620	07/31/2019
Property	10.100	111 Kelsey Lane	687,028	158,405	528,623	15,050	60,200	453,373	Fee Simple			LifePath Hospice Inc.	18,060	01/31/2020
Property	10.101	261-283 Gibraltar Road	616,715	239,726	376,989	15,000	60,000	301,989	Fee Simple			SimplexGrinnell, LP	36,000	04/30/2019
Property	10.102	27-43 Great Valley Parkway	661,001	192,121	468,880	15,156	60,623	393,102	Fee Simple			Havpak, Inc.	60,623	06/30/2021
Property	10.103	767 Electronic Drive	615,943	433,384	182,559	11,250	45,000	126,309	Fee Simple/Leasehold	05/31/2048	None	FINISAR CORPORATION	33,965	04/30/2023
Property	10.104	200-234 Kelsey Lane	638,678	144,449	494,229	11,400	45,600	437,229	Fee Simple			TeleCommunications Systems, Inc.	45,600	04/30/2022
Property	10.105	4435 East Cotton Center Boulevard	773,690	242,861	530,829	6,376	25,505	498,948	Fee Simple			Freeport-McMoRan Corporation	25,505	11/30/2018
Property	10.106	7800 Equitable Drive	1,023,994	448,989	575,005	10,857	43,426	520,723	Fee Simple			Technical Services for Electronics, Inc.	15,550	02/28/2025
Property	10.107	8906 Brittany Way	684,337	184,307	500,030	12,000	48,000	440,030	Fee Simple			Senior Connection Center, Inc.	17,491	04/30/2022
Property	10.108	201-223 Witmer Road	728,330	327,307	401,023	15,000	60,000	326,023	Fee Simple			Biocoat	15,282	06/30/2020
Property	10.109	4520 Seedling Circle	685,186	216,821	468,365	8,750	35,000	424,615	Fee Simple			Provest LLC	35,000	08/31/2021
Property	10.110	13630 Northwest 8th Street	637,210	237,097	400,112	7,500	29,999	362,614	Fee Simple			Professional Revenue Recovery Solutions	15,408	07/31/2021
Property	10.111	5735 Old Shakopee Road West	562,890	274,286	288,604	15,866	63,463	209,275	Fee Simple			TDX Companies, LLC	26,916	07/31/2022
Property	10.112	50 Valley Stream Parkway	577,601	267,801	309,800	7,750	31,000	271,050	Fee Simple			Savana, Inc.	31,000	09/30/2023
Property	10.113	4503 Woodland Corporate Boulevard	757,522	273,583	483,939	7,500	30,000	446,439	Fee Simple			The Bank of Tampa	21,500	08/31/2020
Property	10.114	508 Lapp Road	622,247	228,531	393,716	12,550	50,200	330,966	Fee Simple			Oxicool, Inc.	50,200	03/31/2028
Property	10.115	125-135 Rock Road	663,721	212,831	450,890	9,375	37,500	404,015	Fee Simple			Materials Sciences Corp	21,952	10/31/2021
Property	10.116	8911 Columbine Road	702,745	433,905	268,841	9,634	38,536	220,671	Fee Simple			DIRECTV, LLC	23,322	04/30/2020
Property	10.117	9306-9324 East Broadway Avenue	532,028	141,461	390,567	9,000	36,000	345,567	Fee Simple			One Touch Direct, LLC	36,000	05/31/2023
Property	10.118	201 Gibraltar Road	531,160	306,790	224,370	11,674	46,697	165,999	Fee Simple			American Driveline Systems	18,182	10/31/2022
Property	10.119	101-111 Rock Road	714,309	253,158	461,151	9,471	37,884	413,796	Fee Simple			MobilexUSA	25,098	01/31/2022
Property	10.120	4505 Woodland Corporate Boulevard	682,606	222,518	460,089	6,250	25,000	428,839	Fee Simple			The Fountain Group LLC	16,776	04/30/2024
Property	10.121	4511 Woodland Corporate Boulevard	658,418	176,656	481,762	6,250	25,000	450,512	Fee Simple			Oasis Acquisition, Inc.	25,000	12/31/2018
Property	10.122	40 Valley Stream Parkway	545,328	158,559	386,769	7,773	31,092	347,904	Fee Simple			Fresenius Vascular Care, Inc.	31,092	10/31/2024
Property	10.123	400-445 Lakeside Drive, Unit #400		328,275	-328,275	15,531	62,123	-405,928	Fee Simple			NAP	NAP	NAP
Property	10.124	7702 Woodland Center Boulevard	571,148	176,038	395,110	7,338	29,350	358,422	Fee Simple			Physician Business Services, LLC.	17,898	12/31/2018
Property	10.125	103-109 Gibraltar Road	473,483	243,736	229,747	10,500	42,000	177,247	Fee Simple			Comcast	18,000	12/31/2018
Property	10.126	8001 Woodland Center Boulevard	596,853	196,137	400,717	7,500	29,999	363,218	Fee Simple			Fay Servicing, Inc.	17,769	12/31/2021
Property	10.127	113-123 Rock Road	462,624	153,205	309,419	9,375	37,500	262,544	Fee Simple			Biocoat	37,500	08/31/2025
Property	10.128	555 Business Center Drive	678,120	255,732	422,388	7,516	30,064	384,808	Fee Simple			CapGemini	22,032	05/31/2022
Property	10.129	4415 East Cotton Center Boulevard	82,893	149,050	-66,157	8,866	35,463	-110,486	Fee Simple			NAP	NAP	NAP
Property	10.130	300 Welsh Road Building 4	567,501	359,040	208,461	9,413	37,653	161,395	Fee Simple			Finance of America	10,172	05/14/2022
Property	10.131	9001-9015 Brittany Way	483,060	114,050	369,010	7,500	30,000	331,510	Fee Simple			Choice Employer Solutions Inc.	17,246	11/30/2025
Property	10.132	277-293 Great Valley Parkway	448,928	117,442	331,486	7,200	28,800	295,486	Fee Simple			Vector Biosystems, Inc.	7,200	12/31/2024
Property	10.133	13650 Northwest 8th Street	232,208	177,876	54,332	6,183	24,732	23,417	Fee Simple			Sunshine Restaurant Merger Sub, LLC	7,012	07/31/2021
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)	643,757	284,862	358,895	8,301	33,205	317,389	Fee Simple			Finance of America Mortgage LLC	33,205	02/28/2021
Property	10.135	300-309 Lakeside Drive		234,530	-234,530	10,958	43,832	-289,320	Fee Simple			NAP	NAP	NAP
Property	10.136	101-107 Lakeside Drive	574,282	211,569	362,713	6,866	27,465	328,382	Fee Simple			Emergent Business Group, Inc.	16,793	11/30/2022

A-1-18

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Ownership	Ground Lease	Ground Lease			Lease
Property Flag	ID	Property Name	EGI($)	Expenses($)	NOI ($)(13)	Reserves($)	TI/LC($)	NCF ($)	Interest(19)	Expiration(20)	Extension Terms(20)	Largest Tenant(21)(23)(24)(25)	SF	Expiration
Property	10.137	7695-7699 Anagram Drive	206,884	228,470	-21,586	9,848	39,390	-70,824	Fee Simple			NAP	NAP	NAP
Property	10.138	425 Technology Drive	400,607	128,443	272,164	5,602	22,407	244,155	Fee Simple			FCA US LLC	15,927	12/31/2025
Property	10.139	300 Technology Drive	300,545	64,234	236,311	5,625	22,500	208,186	Fee Simple			Clinical Supplies Management, LLC	22,500	02/28/2022
Property	10.140	7851-61 Woodland Center Boulevard	301,930	84,511	217,419	4,630	18,520	194,269	Fee Simple			Rimkus Consulting Group, Inc.	10,040	06/30/2021
Property	10.141	510 Lapp Road	211,903	48,783	163,120	6,792	27,167	129,161	Fee Simple			Trugreen Limited Partnership	27,167	01/31/2025
Property	10.142	300 Welsh Road Building 3	314,664	194,418	120,246	5,865	23,461	90,920	Fee Simple			Afilias USA	14,048	01/31/2021
Property	10.143	7624 Bald Cypress Place	226,197	67,817	158,380	3,759	15,035	139,587	Fee Simple			Stymco Medical, LLC (Formerly Stymco Technologies, LLC)	15,035	11/30/2019
Property	10.144	75 Great Valley Parkway	131,660	23,578	108,082	2,900	11,600	93,582	Fee Simple			Sanofi US Services Inc.	11,600	02/28/2026
Property	10.145	506 Prudential Road		90,869	-90,869	4,550	18,200	-113,619	Fee Simple			NAP	NAP	NAP
Property	10.146	30 Great Valley Parkway	122,631	44,249	78,382	3,000	12,000	63,382	Fee Simple			Steel City Displays, LLC	12,000	03/31/2019
Property	10.147	100 Gibraltar Road	64,897	23,257	41,640	700	2,800	38,140	Fee Simple			Berkshire Bank	2,800	03/31/2019
Loan	11	636 11th Avenue(2)(31)(35)	37,529,208	12,805,959	24,723,249	95,881	987,007	23,640,361	Fee Simple			The Ogilvy Group, Inc.	564,004	06/30/2029
Loan	12	Courtyard at The Navy Yard(5)(35)	12,046,220	7,092,494	4,953,726	602,311		4,351,415	Fee Simple			NAP	NAP	NAP
Loan	13	710 Bridgeport	5,086,381	1,739,347	3,347,034	67,862	28,321	3,250,850	Fee Simple			PerkinElmer	245,704	07/31/2032
Loan	14	Outlet Shoppes at El Paso(2)	15,018,727	6,992,184	8,026,543	86,770	542,311	7,397,462	Fee Simple			H & M	22,039	01/31/2025
Loan	15	Castleton Commons & Square(34)	4,394,843	998,611	3,396,232	41,918	291,751	3,062,563	Fee Simple			Floor & Décor	71,810	08/31/2028
Loan	16	Courtyard Edgewater(34)	8,441,794	4,928,923	3,512,871	337,672		3,175,199	Fee Simple			NAP	NAP	NAP
Loan	17	Aston Street(22)	3,117,787	925,076	2,192,711	22,812	162,003	2,007,896	Fee Simple			Spireon	65,108	02/28/2022
Loan	18	Overland Park Xchange(2)	14,709,331	6,208,312	8,501,019	146,680	558,746	7,795,593	Fee Simple			United Health Group	328,098	12/31/2026
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	27,024,294	18,534,800	8,489,494	1,351,215		7,138,279	Leasehold	12/31/2074	None	NAP	NAP	NAP
Loan	20	Carmel Mission Inn(35)	8,976,403	5,832,860	3,143,543	359,056		2,784,487	Leasehold	10/31/2098	None	NAP	NAP	NAP
Loan	21	Maize & Blue Portfolio	3,289,947	1,166,158	2,123,789	50,100		2,073,689	Fee Simple
Property	21.001	The Lion							Fee Simple			NAP	NAP	NAP
Property	21.002	The Forum							Fee Simple			NAP	NAP	NAP
Property	21.003	520 Packard							Fee Simple			NAP	NAP	NAP
Property	21.004	The Abbey							Fee Simple			NAP	NAP	NAP
Property	21.005	The Dean							Fee Simple			NAP	NAP	NAP
Property	21.006	326 E Madison							Fee Simple			NAP	NAP	NAP
Property	21.007	1000 Oakland							Fee Simple			NAP	NAP	NAP
Property	21.008	344 S Division							Fee Simple			NAP	NAP	NAP
Property	21.009	The Lodge							Fee Simple			NAP	NAP	NAP
Property	21.010	The Algonquin							Fee Simple			NAP	NAP	NAP
Property	21.011	515 E Lawrence							Fee Simple			NAP	NAP	NAP
Loan	22	Springhill Suites Huntington Beach	6,395,137	3,382,862	3,012,275			3,012,275	Fee Simple			NAP	NAP	NAP
Loan	23	CityLine XIV Portfolio	2,692,409	919,038	1,773,370	51,067		1,722,303	Fee Simple
Property	23.001	CityLine Sebastian	1,204,902	311,122	893,780	16,960		876,820	Fee Simple			NAP	NAP	NAP
Property	23.002	CityLine Tuscaloosa	672,326	217,678	454,648	18,306		436,342	Fee Simple			NAP	NAP	NAP
Property	23.003	CityLine Route 22	554,570	266,134	288,436	10,325		278,111	Fee Simple			NAP	NAP	NAP
Property	23.004	Extra Space Storage - Madison	260,611	124,104	136,506	5,476		131,030	Fee Simple			NAP	NAP	NAP
Loan	24	Chicopee Marketplace	3,794,020	1,126,533	2,667,486	83,052	90,602	2,493,833	Fee Simple			Marshalls/HomeGoods	36,000	09/30/2020
Loan	25	Concord Plaza(2)	6,678,725	2,684,002	3,994,724	121,972	358,125	3,514,628	Fee Simple			State of Delaware - Division of Family Service	24,040	02/28/2026
Loan	26	Woodside Office Center(36)	2,569,205	1,060,468	1,508,737	23,259	11,757	1,473,721	Fee Simple			RGN - Novato II	13,267	08/31/2026
Loan	27	Shelbourne Global Portfolio I(2)(31)	15,149,217	6,643,263	8,505,955	141,056	381,028	7,983,871	Fee Simple
Property	27.001	1515 Broad Street	7,038,379	3,109,138	3,929,241	58,089	260,326	3,610,826	Fee Simple			Lummus Technology Inc.	115,811	12/31/2022
Property	27.002	140 Centennial Avenue	2,621,833	1,112,697	1,509,137	22,315	17,372	1,469,450	Fee Simple			Thales USA, Inc.	61,224	09/30/2023
Property	27.003	675 Central Avenue	1,694,133	606,654	1,087,480	21,442	26,829	1,039,209	Fee Simple			Chemetall US INC	39,274	02/14/2024
Property	27.004	275 Centennial Avenue	1,096,032	244,713	851,319	13,162	11,230	826,928	Fee Simple			Cablevision	56,150	11/30/2023
Property	27.005	691 Central Avenue	1,438,063	622,575	815,489	4,778	47,782	762,928	Fee Simple			NJ Organ & Tissue (NJ Sharing Network)	47,782	01/31/2032
Property	27.006	80 Kingsbridge Road	491,599	283,436	208,164	8,318	6,193	193,653	Fee Simple			East Coast Fitness, LLC	16,745	11/14/2028
Property	27.007	20 Kingsbridge Road	769,178	664,051	105,127	12,953	11,297	80,877	Fee Simple			Puracap Pharmaceutical LLC	26,483	05/31/2028
Loan	28	1555 North Sheffield	2,388,787	925,370	1,463,417	6,392	54,854	1,402,171	Fee Simple			Nordstrom Rack	42,615	04/30/2024
Loan	29	Globe Chicago Industrial Portfolio	3,044,108	1,133,122	1,910,986	26,466	106,505	1,778,014	Fee Simple
Property	29.001	Hoffman Industrial	1,032,517	534,617	497,900	4,496	18,163	475,241	Fee Simple			American Honda Motor Co., Inc.	44,960	08/31/2024
Property	29.002	Aurora Industrial	563,278	150,311	412,967	8,100	32,494	372,372	Fee Simple			Bernina of America Inc.	81,000	11/08/2028
Property	29.003	Schaumburg Tower Industrial	567,690	113,814	453,876	4,307	17,345	432,224	Fee Simple			Novaspect Inc.	43,070	07/31/2025
Property	29.004	Bloomingdale Industrial	538,584	176,930	361,653	6,240	25,209	330,205	Fee Simple			Abrasive-Form, LLC	62,400	11/30/2023
Property	29.005	Schaumburg Basswood Industrial	342,039	157,450	184,590	3,323	13,294	167,973	Fee Simple			Novaspect Inc.	33,229	07/31/2025
Loan	30	Pavilions North Shopping Center	2,809,685	951,723	1,857,962		149,924	1,708,037	Fee Simple			Conn’s	46,718	12/31/2028
Loan	31	Hilton Garden Inn Frederick	5,899,876	3,800,377	2,099,499	235,995		1,863,504	Fee Simple			NAP	NAP	NAP
Loan	32	The Center at Carbon Beach	1,457,007	453,472	1,003,535	5,830	43,017	954,688	Fee Simple			Pacific Coast Greens Market	8,587	07/31/2020
Loan	33	BJ’s Summerville	1,211,754	161,806	1,049,948	13,168	38,718	998,062	Fee Simple			BJ’s Wholesale Club, Inc.	87,788	06/30/2037
Loan	34	Columbus Industrial Portfolio	1,305,797	401,616	904,181	31,701	50,319	822,161	Fee Simple
Property	34.001	Huntley							Fee Simple			Ball Metal Beverage Corp	145,440	01/31/2021
Property	34.002	Frusta							Fee Simple			Aaron’s Inc	98,800	06/30/2022
Loan	35	Fresno E Street Office	1,345,848	412,002	933,845	14,995	16,039	902,810	Fee Simple			State of California Department of Justice	35,400	04/30/2026
Loan	36	300 East 64th Street	1,068,840	365,476	703,364	1,783	44,580	657,001	Fee Simple			Barry’s Bootcamp	5,879	03/31/2026
Loan	37	Old Orchard	1,604,905	699,327	905,578	68,400		837,178	Fee Simple			NAP	NAP	NAP
Loan	38	Market Square	1,045,420	294,895	750,525	21,020	24,336	705,169	Fee Simple			Michael’s	22,092	02/28/2027
Loan	39	May & Ellis Building	892,144	226,978	665,166	7,248	6,650	651,268	Fee Simple			221 Chartes LLC Restaurant	5,400	11/30/2022
Loan	40	Ocala West	1,346,252	325,925	1,020,327	17,232	64,571	938,524	Fee Simple			Hobby Lobby	66,931	09/30/2023
Loan	41	Torrey Corner	896,021	202,457	693,565	6,539	20,152	666,874	Fee Simple			RED Effect Infrared Fitness	4,953	11/30/2025
Loan	42	NC Self Storage Portfolio	1,025,560	342,040	683,520	11,934		671,586	Fee Simple
Property	42.001	The Attic Self-Storage	535,871	182,014	353,857	5,085		348,772	Fee Simple			NAP	NAP	NAP
Property	42.002	Speedway Self-Storage	264,550	82,331	182,219	3,039		179,180	Fee Simple			NAP	NAP	NAP
Property	42.003	Armadillo Self-Storage	225,139	77,695	147,444	3,810		143,634	Fee Simple			NAP	NAP	NAP
Loan	43	Kohl’s - Florence KY(31)	743,421	98,050	645,372	12,103	15,894	617,375	Fee Simple			Kohl’s	80,684	07/31/2027

A-1-19

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Underwritten	Ownership	Ground Lease	Ground Lease			Lease
Property Flag	ID	Property Name	EGI($)	Expenses($)	NOI ($)(13)	Reserves($)	TI/LC($)	NCF ($)	Interest(19)	Expiration(20)	Extension Terms(20)	Largest Tenant(21)(23)(24)(25)	SF	Expiration
Loan	44	237-239 Hawthorne Street	512,626	64,842	447,784	4,500		443,284	Fee Simple			NAP	NAP	NAP
Loan	45	Greystone Business Park	951,459	245,004	706,455	12,158	50,985	643,312	Fee Simple			IES	34,524	02/28/2027
Loan	46	DS Smith - Lester Prairie	552,655	16,580	536,075	12,091	30,217	493,767	Fee Simple			DS Smith Plc	80,609	04/30/2032
Loan	47	Sugar Grove	1,010,446	389,453	620,992			620,992	Fee Simple			New Albertson L.P.	61,301	10/31/2037
Loan	48	Campus Pointe	538,759	146,471	392,288	1,722	19,616	370,949	Fee Simple			Craft on Campus, Inc.	3,000	02/29/2024
Loan	49	Nemours at Sonata West	496,304	122,659	373,645	1,220	10,000	362,425	Fee Simple			The Nemours Foundation Pediatric Medical Care	12,200	03/31/2028
Loan	50	Cottages at Gateway Park	500,671	179,916	320,755	17,199		303,556	Fee Simple			NAP	NAP	NAP
Loan	51	WAG Richmond	240,856	8,172	232,684	2,086		230,599	Fee Simple			Walgreens	13,905	03/01/2030

A-1-20

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Lease			Lease			Lease			Lease
Property Flag	ID	Property Name	2nd Largest Tenant(24)(25)	SF	Expiration	3rd Largest Tenant(23)(25)	SF	Expiration	4th Largest Tenant(23)(24)	SF	Expiration	5th Largest Tenant(25)	SF	Expiration
Loan	1	DUMBO Heights Portfolio(2)(34)(36)
Property	1.001	55 Prospect Street	Etsy	53,000	07/31/2026	Frog Design	26,500	12/31/2026	Social Bicycle	8,812	08/30/2020	Athlux Design Studio Inc.	6,138	04/30/2020
Property	1.002	117 Adams Street	Untamed Sandwiches	1,605	06/30/2029	Taco Dumbo	1,461	09/30/2032	Tafari Travel	1,015	12/31/2027	NAP	NAP	NAP
Property	1.003	77 Sands Street	WeWork	75,228	11/30/2031	Prolific Interactive	18,807	12/31/2026	Wipro LLC	18,807	09/30/2027	B-Reel Inc.	13,387	12/31/2027
Property	1.004	81 Prospect Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	3	Aventura Mall(2)(33)(36)	AMC Theatres	78,738	08/31/2023	Zara	34,454	10/31/2029	XXI Forever	32,504	MTM	H & M	28,830	01/31/2027
Loan	4	Shops at Solaris(2)	Cinebistro	12,595	10/31/2030	Matsuhisa Vail	6,604	12/31/2021	Inspirato	2,640	08/30/2022	Betteridge Jewelers	2,505	06/30/2020
Loan	5	Liberty Portfolio(2)(5)
Property	5.001	Liberty Center at Rio Salado	DHL Express	117,593	02/28/2023	WageWorks, Inc.	76,162	12/31/2021	Carvana, LLC	69,774	02/29/2024	DriveTime Automotive Group, Inc.	65,889	02/29/2024
Property	5.002	8501 East Raintree Drive	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	6	Christiana Center	Dick’s Sporting Goods	50,000	11/30/2023	Raymour’s Furniture Co.	32,462	05/31/2020	Michael’s	20,670	02/29/2028	Petco	15,000	01/31/2024
Loan	7	192 Lexington Avenue(2)	Transit Wireless	8,487	12/31/2019	ZDG	8,483	12/31/2022	Popper, Seger & Popper, LLP	7,701	11/30/2026	Silverson, Pareres, Lombardi	6,730	12/31/2019
Loan	8	Hotel Erwin	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	9	Aon Center(2)(34)(36)	KPMG LLP	304,439	08/05/2027	Jones Lang LaSalle Inc.	200,730	05/31/2032	Integrys Business Support, LLC	190,997	4/30/2029; 2/28/2025	Daniel J Edelman, Inc.	183,719	12/31/2024
Loan	10	Workspace(2)(36)
Property	10.001	6625 78th Street West	Universal Hospital Services, Inc.	54,797	04/30/2022	MYONLLC	9,598	02/28/2023	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.002	1500 Liberty Ridge Drive	Crothall Services Group	36,380	02/29/2024	SEI Investments Company	34,919	06/30/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive	RGN-Miramar I, LLC	23,667	09/30/2023	ADP	21,562	06/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.004	1301 International Parkway	Grant Thornton LLP	23,682	03/31/2019	Smurfit Kappa Packaging, LLC	10,191	08/31/2023	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.005	777 West Yamato Road	AVM, L.P.	27,897	12/31/2024	Metropolitan Health Networks, Inc.	19,598	09/30/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.006	4425 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.007	4500 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.008	3100 Southwest 145th Avenue	Paychex North America, Inc.	24,878	10/31/2018	Zebra Technologies International, LLC	14,688	03/31/2023	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.009	3400 Lakeside Drive	United States Postal Service Inspect Div	22,076	07/08/2022	Caltrop Corporation	5,686	06/30/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.010	3450 Lakeside Drive	HP Enterprise Services, LLC	29,161	12/31/2020	Compupay, Inc.	21,933	06/30/2024	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.011	40 Liberty Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.012	4630 Woodland Corporate Boulevard	Shapiro & Fishman, LLP and The LOGS Grp.	31,249	09/30/2021	Oldcastle Coastal, Inc.	8,317	02/28/2022	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.013	750 Park of Commerce Road	MiX Telematics North America, Inc.	10,260	08/31/2022	ProQuest LLC	8,748	06/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.014	13621 Northwest 12th Street	Connexion Point, LLC	37,209	07/31/2021	Tralongo, LLC	17,346	01/31/2022	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.015	2 West Liberty Boulevard	First Priority Bank	11,775	01/31/2021	Drexel University	8,894	01/31/2026	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.016	10400 Viking Drive	Zinpro Corporation	28,711	05/31/2025	Comcast of Arkansas/Florida/Louisiana	6,881	04/30/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.017	100 Witmer Road	Emcare	26,948	06/30/2020	NY Life Insurance	25,324	08/31/2026	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.018	7 Walnut Grove Drive	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.019	4313 East Cotton Center Boulevard	Pronet Solutions, Inc.	30,539	04/30/2023	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.020	1400 Liberty Ridge Drive	Skyhook Holding, Inc.	6,751	12/31/2020	Hewlett Packard Enterprise (HPE)	4,884	07/31/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.021	1200 Liberty Ridge Drive	Old Republic National Title	10,196	10/31/2019	IPR International LLC	8,842	10/31/2018	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.022	4750 South 44th Place	Caris Life Sciences, Inc.	10,402	08/31/2020	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.023	680 Blair Mill Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.024	3020 US Highway 301 South	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.025	4 Walnut Grove Drive	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.026	4631 Woodland Corporate Boulevard	One Call Medical, Inc.	18,391	05/31/2019	Continental Casualty Company	9,650	01/31/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.027	5 Walnut Grove Drive	LRA Worldwide	16,508	10/31/2025	Aegis Industrial Software Corp	13,194	08/31/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.028	700 Dresher Road	TNS US	39,480	11/30/2022	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.029	45-67 Great Valley Parkway	Sanofi US Services Inc.	39,645	02/28/2026	Merit Medical Systems, Inc.	32,691	06/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.030	4610 South 44th Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.031	4217 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.032	1 Country View Road	Balfour Beatty Investments, Inc.	22,415	10/31/2025	Suburban West Realtors Association	6,290	06/30/2025	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.033	4410 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.034	951 Northwest Broken Sound Parkway	ParTech, Inc.	11,471	12/31/2019	Toll Bros., Inc.	10,322	04/30/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.035	77-123 Great Valley Parkway	Orthovita, Inc.	13,796	07/31/2020	Sanofi US Services, Inc.	13,712	02/28/2026	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.036	420-500 Lapp Road	Recro Pharma	22,286	12/31/2022	Akzo Nobel Coatings, Inc.	17,295	08/31/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.037	507 Prudential Road	Lakeview Loan Servicing, LLC	8,266	04/30/2026	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.038	2 Walnut Grove Drive	PNC Bank	11,532	02/28/2023	Amica Mutual Insurance	8,321	09/30/2022	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard	Baycare Home Care, Inc.	16,506	11/30/2019	Caremark, L.L.C.	16,506	11/30/2018	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.040	9801 South 51st Street	United Parcel Service, Inc.	29,181	02/28/2023	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.041	180 Sheree Boulevard	Kleinfelder, Inc.	9,038	12/31/2021	UGI HVAC Enterprises, Inc.	6,890	05/31/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.042	7615 Smetana Lane	Viking Forest Products, LLC	8,078	10/31/2023	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.043	4550 South 44th Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.044	131 Kelsey Lane	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.045	5775 Old Shakopee Road West	Sightpath Medical, LLC	25,750	03/31/2020	Datalogic Automation, Inc.	10,797	04/30/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.046	8401-8406 Benjamin Road (North)	GP Strategies Corporation	9,000	10/31/2022	Nextteq. LLC	7,200	02/29/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.047	7625 Smetana Lane	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.048	5 Great Valley Parkway	Encore Dermatology, Inc.	6,257	01/31/2021	The Elite Group, LLC	5,401	08/31/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.049	5705 Old Shakopee Road West	Minnesota Gastroenterology, P.A.	15,280	12/31/2022	Betaseed, Inc.	13,006	03/31/2025	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.050	7 Great Valley Parkway	The Sherwin-Williams Company	15,529	07/31/2028	SCP Private Equity Management Co., L.L.C	3,778	09/30/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.051	65 Valley Stream Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.052	220 Gibraltar Road	Severn Trent Services	14,874	09/30/2025	Mass Mutual Life Insurance	11,484	01/31/2023	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.053	257-275 Great Valley Parkway	Medical Technology Associates II	12,080	05/31/2023	Audio Fidelity Communications Corp.	11,160	04/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.054	240 Gibraltar Road	Paccar	8,875	03/31/2023	Toyota Motor Credit	8,504	06/30/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.055	200 Gibraltar Road	Saxco International	7,110	01/31/2019	Arrow Electronics	5,321	09/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.056	9023 Columbine Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.057	3 Country View Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.058	333 Phoenixville Pike	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.059	1 Great Valley Parkway	PhaseBio Pharmaceuticals, Inc.	15,881	09/30/2023	Reaction Biology Corporation	12,520	02/29/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.060	4405 East Cotton Center Boulevard	Blood Systems, Inc.	23,455	06/30/2021	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-1-21

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Lease			Lease			Lease			Lease
Property Flag	ID	Property Name	2nd Largest Tenant(24)(25)	SF	Expiration	3rd Largest Tenant(23)(25)	SF	Expiration	4th Largest Tenant(23)(24)	SF	Expiration	5th Largest Tenant(25)	SF	Expiration
Property	10.061	7920 Woodland Center Boulevard	Sprintcom, Inc.	21,213	10/31/2024	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.062	20 Valley Stream Parkway	North American Benefits Company	9,261	12/31/2020	Apex Companies, LLC	5,768	03/31/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.063	5715 Old Shakopee Road West	The Cameron-Ehlen Group, Inc.	11,693	02/29/2020	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.064	150-182 Kelsey Lane	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.065	155 Great Valley Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.066	701-725 US Highway 301 South	ADT LLC	15,054	11/30/2019	Wiginton Corporation	11,026	08/31/2024	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.067	901-933 US Highway 301 South	General Services Administration	12,125	12/31/2022	B&B Corporate Holdings, Inc.	11,475	02/28/2022	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.068	7725 Woodland Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.069	4508 Woodland Corporate Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.070	3102, 3104 and 3110 Cherry Palm	Aurora Diagnostics, LLC	9,315	MTM	Imperial Distributing Company Inc.	6,623	11/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.071	101 Gibraltar Road	Americredit Financial Services	13,721	01/31/2019	Vert Markets	9,083	05/31/2026	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.072	6161 American Boulevard West	United States of America	17,270	09/29/2020	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.073	4502 Woodland Center Boulevard	Pittsburgh Logistics Systems, Inc.	11,643	12/31/2019	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.074	110 Gibraltar Road	Capital Bank	5,738	05/31/2020	NaviHealth	5,237	12/31/2018	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.075	8855 Columbine Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.076	8939 Columbine Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.077	7905 Fuller Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.078	10801 Nesbitt Avenue South	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.079	9008 Brittany Way	United Security Alliance, Inc.	8,595	02/29/2020	Weekley Homes, LLC	3,232	12/31/2018	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.080	8995 Columbine Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.081	7852-7898 Woodland Center Boulevard	Front Burner Brands, Inc.	10,239	10/31/2022	Pangaia Partners LLC	4,374	12/31/2018	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.082	455 Business Center Drive	Sabre Systems, Inc.	9,941	05/31/2021	Compliance Plus	6,186	08/31/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.083	231-253 Gibraltar Road	Central Admixture Pharmacy	12,468	04/30/2026	Elma Electronic Ink	12,000	05/31/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.084	747 Dresher Road	Delta Information Systems, Inc.	15,600	06/30/2027	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.085	55 Valley Stream Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.086	8212 Woodland Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.087	4303 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.088	501 US Highway 301 South	Paetec Communications, LLC	9,073	11/30/2025	DMG Mori Seiki Sales, Inc.	8,064	11/30/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.089	7802-7850 Woodland Center Boulevard	Comprehensive Health Management, Inc.	14,309	MTM	Medi Physics, Inc	6,845	01/31/2022	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.090	8102 Woodland Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.091	102 Rock Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.092	111-159 Gibraltar Road	Bio/Data Corp	12,000	01/31/2019	Westminster Theological	8,233	MTM	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.093	200-264 Lakeside Drive	Institute for Safe Medication	9,390	03/31/2021	Telecommunication Support Srvc	3,364	09/30/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.094	181-187 Gibraltar Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.095	120 Gibraltar Road	Growth Horizons, Inc.	5,480	09/30/2020	Apex Insurance Agency, LLC	4,244	01/31/2025	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.096	4207 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.097	161-175 Gibraltar Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.098	8967 Columbine Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.099	8125-8198 Woodland Center Boulevard	Embarq Florida, Inc.	7,645	11/30/2021	Dashub LLC.	4,172	03/31/2020	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.100	111 Kelsey Lane	S&ME, Inc.	12,040	06/30/2023	Pepperidge Farm Incorporated	12,040	09/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.101	261-283 Gibraltar Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.102	27-43 Great Valley Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.103	767 Electronic Drive	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.104	200-234 Kelsey Lane	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.105	4435 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.106	7800 Equitable Drive	ECA Marketing, Inc.	12,826	09/30/2023	Activision Publishing, Inc.	7,436	12/31/2018	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.107	8906 Brittany Way	Kitchen Resource Direct LLC	16,092	08/31/2023	Safe Fire Protection, Inc.	5,632	09/30/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.108	201-223 Witmer Road	Universal Pro Gym	13,258	09/30/2022	VHMI LLC	5,000	10/31/2021	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.109	4520 Seedling Circle	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.110	13630 Northwest 8th Street	MDLive, Inc.	14,591	04/30/2019	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.111	5735 Old Shakopee Road West	SICK, Inc.	17,920	04/30/2020	The Cameron-Ehlen Group, Inc.	3,000	02/14/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.112	50 Valley Stream Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.113	4503 Woodland Corporate Boulevard	Tampa International Forest Products, LLC	8,500	12/31/2023	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.114	508 Lapp Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.115	125-135 Rock Road	Schneider Electric Buildings Americas, Inc.	15,548	01/31/2028	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.116	8911 Columbine Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.117	9306-9324 East Broadway Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.118	201 Gibraltar Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.119	101-111 Rock Road	Mentholatum Company	12,786	07/31/2019	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.120	4505 Woodland Corporate Boulevard	Wendy’s International, LLC	8,224	02/28/2019	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.121	4511 Woodland Corporate Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.122	40 Valley Stream Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.123	400-445 Lakeside Drive, Unit #400	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.124	7702 Woodland Center Boulevard	Webstaurant Store, Inc.	11,452	07/31/2024	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.125	103-109 Gibraltar Road	Pepperidge Farm	18,000	MTM	Toys For Tots	6,000	06/30/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.126	8001 Woodland Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.127	113-123 Rock Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.128	555 Business Center Drive	Theraplay	6,704	04/30/2021	555 Cafe	1,328	MTM	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.129	4415 East Cotton Center Boulevard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.130	300 Welsh Road Building 4	DSI Medical Services	4,453	06/30/2022	Salisbury Behavioral Health	3,638	MTM	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.131	9001-9015 Brittany Way	Schneider Electric USA, Inc.	7,500	02/28/2021	Arctic Express, LLC.	5,254	08/31/2025	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.132	277-293 Great Valley Parkway	Comprehensive Fire Technologies	5,395	06/30/2019	Gene Transcription Technologies, Inc.	4,500	12/31/2019	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.133	13650 Northwest 8th Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.135	300-309 Lakeside Drive	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.136	101-107 Lakeside Drive	Strata Skin Sciences, Inc.	10,672	11/30/2018	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-1-22

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Lease			Lease			Lease			Lease
Property Flag	ID	Property Name	2nd Largest Tenant(24)(25)	SF	Expiration	3rd Largest Tenant(23)(25)	SF	Expiration	4th Largest Tenant(23)(24)	SF	Expiration	5th Largest Tenant(25)	SF	Expiration
Property	10.137	7695-7699 Anagram Drive	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.138	425 Technology Drive	Arubu Inc.	6,480	MTM	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.139	300 Technology Drive	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.140	7851-61 Woodland Center Boulevard	Kimco Realty Corporation	5,880	MTM	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.141	510 Lapp Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.142	300 Welsh Road Building 3	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.143	7624 Bald Cypress Place	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.144	75 Great Valley Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.145	506 Prudential Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.146	30 Great Valley Parkway	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	10.147	100 Gibraltar Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	11	636 11th Avenue(2)(31)(35)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	12	Courtyard at The Navy Yard(5)(35)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	13	710 Bridgeport	A to Z Supply	127,833	11/30/2027	Panolam Surface Systems	78,877	12/31/2024	NAP	NAP	NAP	NAP	NAP	NAP
Loan	14	Outlet Shoppes at El Paso(2)	Old Navy	16,872	01/31/2023	Nike Factory Store	15,969	10/31/2022	Gap Outlet	14,868	01/31/2023	VF Outlet	14,268	01/31/2020
Loan	15	Castleton Commons & Square(34)	Havertys Furniture	46,746	10/31/2020	Dave & Buster’s	35,000	12/31/2021	Recreational Equipment Inc.	23,211	03/31/2022	Casual Male Retail Store	16,307	06/30/2022
Loan	16	Courtyard Edgewater(34)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	17	Aston Street(22)	US Collections Inc	16,597	07/31/2020	Cortica	9,061	08/30/2028	FQJK	8,261	09/30/2030	ADP	8,013	05/31/2022
Loan	18	Overland Park Xchange(2)	Black & Veatch	202,116	04/30/2026	Select Quote	130,449	07/31/2029	NAP	NAP	NAP	NAP	NAP	NAP
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	20	Carmel Mission Inn(35)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	21	Maize & Blue Portfolio
Property	21.001	The Lion	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.002	The Forum	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.003	520 Packard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.004	The Abbey	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.005	The Dean	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.006	326 E Madison	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.007	1000 Oakland	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.008	344 S Division	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.009	The Lodge	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.010	The Algonquin	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	21.011	515 E Lawrence	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	22	Springhill Suites Huntington Beach	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	23	CityLine XIV Portfolio
Property	23.001	CityLine Sebastian	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	23.002	CityLine Tuscaloosa	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	23.003	CityLine Route 22	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	23.004	Extra Space Storage - Madison	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	24	Chicopee Marketplace	Party City	15,922	01/31/2027	Staples	14,510	02/28/2026	Dollar Tree	12,000	05/31/2022	Mattress Firm	8,000	11/30/2020
Loan	25	Concord Plaza(2)	Swift Financial Corporation	20,300	02/29/2024	The Mill	16,830	03/31/2029	Delaware Ophthalmology	16,131	07/31/2028	Advanced Materials Technology	15,194	09/30/2021
Loan	26	Woodside Office Center(36)	Hennessey Advisors, Inc.	13,245	07/31/2021	Stander Reubens Thomas Kinsey	11,031	02/28/2020	Ramboll	8,853	01/31/2026	Vine Solutions	6,436	10/31/2023
Loan	27	Shelbourne Global Portfolio I(2)(31)
Property	27.001	1515 Broad Street	Universal Technical Institute	112,467	12/30/2030	Montclair State University	36,875	10/31/2024	New Jersey Urology, LLC	24,856	10/19/2021	NAP	NAP	NAP
Property	27.002	140 Centennial Avenue	Aromatech	25,636	06/22/2023	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	27.003	675 Central Avenue	Graver Water Systems LLC	18,110	03/28/2020	Svelte Medical Systems, Inc.	10,595	04/20/2023	NAP	NAP	NAP	NAP	NAP	NAP
Property	27.004	275 Centennial Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	27.005	691 Central Avenue	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	27.006	80 Kingsbridge Road	Cablevision	14,218	11/30/2023	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	27.007	20 Kingsbridge Road	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	28	1555 North Sheffield	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	29	Globe Chicago Industrial Portfolio
Property	29.001	Hoffman Industrial	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	29.002	Aurora Industrial	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	29.003	Schaumburg Tower Industrial	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	29.004	Bloomingdale Industrial	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	29.005	Schaumburg Basswood Industrial	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	30	Pavilions North Shopping Center	Jo-Ann Fabrics and Craft Stores	33,735	01/31/2029	Sam Ash Music Stores	32,267	08/31/2024	K&G Fashion Superstore	26,250	02/29/2020	Bexar Imaging, LLC	11,139	09/30/2024
Loan	31	Hilton Garden Inn Frederick	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	32	The Center at Carbon Beach	Malibu Beach Sober Living	2,538	05/31/2021	The Agency	2,232	11/30/2022	Burn-Tighten-Tone Fitness	1,453	09/30/2019	Primary Caring	1,311	06/30/2021
Loan	33	BJ’s Summerville	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	34	Columbus Industrial Portfolio
Property	34.001	Huntley	STC Warehouse	72,769	12/31/2021	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	34.002	Frusta	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	35	Fresno E Street Office	State of California Water Resources Control Board	20,783	02/28/2026	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	36	300 East 64th Street	Drybar	1,706	01/31/2028	Verizon	1,331	05/31/2028	NAP	NAP	NAP	NAP	NAP	NAP
Loan	37	Old Orchard	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	38	Market Square	Cost Plus, Inc.	18,300	01/31/2027	Petco	15,217	12/31/2019	Dollar Tree	10,079	03/31/2020	NAP	NAP	NAP
Loan	39	May & Ellis Building	French Truck Coffee Shop	1,250	12/31/2021	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	40	Ocala West	Sky Zone Indoor Trampoline Park	30,000	05/31/2027	U.N.I. Beauty Supply	4,878	09/30/2026	US Hearing Solutions	1,761	11/30/2020	Jackson Hewitt	1,200	04/30/2024
Loan	41	Torrey Corner	Love to Dance	2,400	06/30/2020	Zip Fusion Sushi	2,391	04/30/2023	Lavish Nails & Spa	1,400	06/30/2020	Berkshire Hathaway Home Services California Properties	1,200	08/31/2019
Loan	42	NC Self Storage Portfolio
Property	42.001	The Attic Self-Storage	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	42.002	Speedway Self-Storage	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Property	42.003	Armadillo Self-Storage	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	43	Kohl’s - Florence KY(31)	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-1-23

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Lease			Lease			Lease			Lease
Property Flag	ID	Property Name	2nd Largest Tenant(24)(25)	SF	Expiration	3rd Largest Tenant(23)(25)	SF	Expiration	4th Largest Tenant(23)(24)	SF	Expiration	5th Largest Tenant(25)	SF	Expiration
Loan	44	237-239 Hawthorne Street	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	45	Greystone Business Park	Logisticare	19,747	05/31/2020	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	46	DS Smith - Lester Prairie	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	47	Sugar Grove	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	48	Campus Pointe	7-Eleven	2,370	12/31/2033	Los Primos MexiCan Food	1,650	02/28/2022	Rubal Patel and Tandoori Grill San Marcos, LLC	1,472	01/31/2021	Perks Coffee House	1,000	09/30/2020
Loan	49	Nemours at Sonata West	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	50	Cottages at Gateway Park	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP
Loan	51	WAG Richmond	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP

A-1-24

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Upfront	Monthly
				Occupancy	Replacement	Replacement
Property Flag	ID	Property Name	Occupancy(21)(26)	As-of Date	Reserves($)(27)	Reserves ($)(28)(29)
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	94.2%	Various		9,413
Property	1.001	55 Prospect Street	87.9%	08/09/2018
Property	1.002	117 Adams Street	96.3%	08/01/2018
Property	1.003	77 Sands Street	100.0%	08/01/2018
Property	1.004	81 Prospect Street	93.2%	08/01/2018
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	100.0%	11/06/2018		11,277
Loan	3	Aventura Mall(2)(33)(36)	92.8%	02/14/2018		Springing
Loan	4	Shops at Solaris(2)	100.0%	07/01/2018		883
Loan	5	Liberty Portfolio(2)(5)	100.0%	05/31/2018		13,429
Property	5.001	Liberty Center at Rio Salado	100.0%	05/31/2018
Property	5.002	8501 East Raintree Drive	100.0%	05/31/2018
Loan	6	Christiana Center	95.5%	07/31/2018		Springing
Loan	7	192 Lexington Avenue(2)	90.9%	09/01/2018	450,000	2,313
Loan	8	Hotel Erwin	79.5%	07/31/2018		Borrower is required to deposit the greater of (i) the amount required under the franchise agreement and (ii) 1/12 of 4.0% of the total gross revenue for the preceding calendar year.
Loan	9	Aon Center(2)(34)(36)	87.9%	05/01/2018		57,859
Loan	10	Workspace(2)(36)	88.6%	06/01/2018	205,933	205,933
Property	10.001	6625 78th Street West	94.5%	06/01/2018
Property	10.002	1500 Liberty Ridge Drive	92.3%	06/01/2018
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive	99.6%	06/01/2018
Property	10.004	1301 International Parkway	100.0%	06/01/2018
Property	10.005	777 West Yamato Road	84.5%	06/01/2018
Property	10.006	4425 East Cotton Center Boulevard	100.0%	06/01/2018
Property	10.007	4500 East Cotton Center Boulevard	100.0%	06/01/2018
Property	10.008	3100 Southwest 145th Avenue	100.0%	06/01/2018
Property	10.009	3400 Lakeside Drive	89.7%	06/01/2018
Property	10.010	3450 Lakeside Drive	93.2%	06/01/2018
Property	10.011	40 Liberty Boulevard	100.0%	06/01/2018
Property	10.012	4630 Woodland Corporate Boulevard	88.5%	06/01/2018
Property	10.013	750 Park of Commerce Road	67.2%	06/01/2018
Property	10.014	13621 Northwest 12th Street	86.2%	06/01/2018
Property	10.015	2 West Liberty Boulevard	96.0%	06/01/2018
Property	10.016	10400 Viking Drive	68.7%	06/01/2018
Property	10.017	100 Witmer Road	84.1%	06/01/2018
Property	10.018	7 Walnut Grove Drive	100.0%	06/01/2018
Property	10.019	4313 East Cotton Center Boulevard	100.0%	06/01/2018
Property	10.020	1400 Liberty Ridge Drive	59.8%	06/01/2018
Property	10.021	1200 Liberty Ridge Drive	74.3%	06/01/2018
Property	10.022	4750 South 44th Place	100.0%	06/01/2018
Property	10.023	680 Blair Mill Road	100.0%	06/01/2018
Property	10.024	3020 US Highway 301 South	100.0%	06/01/2018
Property	10.025	4 Walnut Grove Drive	100.0%	06/01/2018
Property	10.026	4631 Woodland Corporate Boulevard	93.6%	06/01/2018
Property	10.027	5 Walnut Grove Drive	81.7%	06/01/2018
Property	10.028	700 Dresher Road	100.0%	06/01/2018
Property	10.029	45-67 Great Valley Parkway	100.0%	06/01/2018
Property	10.030	4610 South 44th Place	100.0%	06/01/2018
Property	10.031	4217 East Cotton Center Boulevard	100.0%	06/01/2018
Property	10.032	1 Country View Road	96.9%	06/01/2018
Property	10.033	4410 East Cotton Center Boulevard	100.0%	06/01/2018
Property	10.034	951 Northwest Broken Sound Parkway	100.0%	06/01/2018
Property	10.035	77-123 Great Valley Parkway	95.4%	06/01/2018
Property	10.036	420-500 Lapp Road	100.0%	06/01/2018
Property	10.037	507 Prudential Road	71.9%	06/01/2018
Property	10.038	2 Walnut Grove Drive	92.4%	06/01/2018
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard	93.7%	06/01/2018
Property	10.040	9801 South 51st Street	100.0%	06/01/2018
Property	10.041	180 Sheree Boulevard	37.3%	06/01/2018
Property	10.042	7615 Smetana Lane	100.0%	06/01/2018
Property	10.043	4550 South 44th Place	100.0%	06/01/2018
Property	10.044	131 Kelsey Lane	100.0%	06/01/2018
Property	10.045	5775 Old Shakopee Road West	68.7%	06/01/2018
Property	10.046	8401-8406 Benjamin Road (North)	72.5%	06/01/2018
Property	10.047	7625 Smetana Lane	100.0%	06/01/2018
Property	10.048	5 Great Valley Parkway	95.3%	06/01/2018
Property	10.049	5705 Old Shakopee Road West	100.0%	06/01/2018
Property	10.050	7 Great Valley Parkway	91.4%	06/01/2018
Property	10.051	65 Valley Stream Parkway	100.0%	06/01/2018
Property	10.052	220 Gibraltar Road	100.0%	06/01/2018
Property	10.053	257-275 Great Valley Parkway	100.0%	06/01/2018
Property	10.054	240 Gibraltar Road	78.0%	06/01/2018
Property	10.055	200 Gibraltar Road	84.0%	06/01/2018
Property	10.056	9023 Columbine Road	100.0%	06/01/2018
Property	10.057	3 Country View Road	100.0%	06/01/2018
Property	10.058	333 Phoenixville Pike	100.0%	06/01/2018
Property	10.059	1 Great Valley Parkway	100.0%	06/01/2018
Property	10.060	4405 East Cotton Center Boulevard	100.0%	06/01/2018

A-1-25

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Upfront	Monthly
				Occupancy	Replacement	Replacement
Property Flag	ID	Property Name	Occupancy(21)(26)	As-of Date	Reserves($)(27)	Reserves ($)(28)(29)
Property	10.061	7920 Woodland Center Boulevard	100.0%	06/01/2018
Property	10.062	20 Valley Stream Parkway	59.3%	06/01/2018
Property	10.063	5715 Old Shakopee Road West	100.0%	06/01/2018
Property	10.064	150-182 Kelsey Lane	100.0%	06/01/2018
Property	10.065	155 Great Valley Parkway	100.0%	06/01/2018
Property	10.066	701-725 US Highway 301 South	100.0%	06/01/2018
Property	10.067	901-933 US Highway 301 South	100.0%	06/01/2018
Property	10.068	7725 Woodland Center Boulevard	100.0%	06/01/2018
Property	10.069	4508 Woodland Corporate Boulevard	100.0%	06/01/2018
Property	10.070	3102, 3104 and 3110 Cherry Palm	72.7%	06/01/2018
Property	10.071	101 Gibraltar Road	94.3%	06/01/2018
Property	10.072	6161 American Boulevard West	100.0%	06/01/2018
Property	10.073	4502 Woodland Center Boulevard	83.2%	06/01/2018
Property	10.074	110 Gibraltar Road	51.6%	06/01/2018
Property	10.075	8855 Columbine Road	57.6%	06/01/2018
Property	10.076	8939 Columbine Road	100.0%	06/01/2018
Property	10.077	7905 Fuller Road	100.0%	06/01/2018
Property	10.078	10801 Nesbitt Avenue South	100.0%	06/01/2018
Property	10.079	9008 Brittany Way	100.0%	06/01/2018
Property	10.080	8995 Columbine Road	99.4%	06/01/2018
Property	10.081	7852-7898 Woodland Center Boulevard	100.0%	06/01/2018
Property	10.082	455 Business Center Drive	89.7%	06/01/2018
Property	10.083	231-253 Gibraltar Road	85.0%	06/01/2018
Property	10.084	747 Dresher Road	61.2%	06/01/2018
Property	10.085	55 Valley Stream Parkway	100.0%	06/01/2018
Property	10.086	8212 Woodland Center Boulevard	100.0%	06/01/2018
Property	10.087	4303 East Cotton Center Boulevard	0.0%	06/01/2018
Property	10.088	501 US Highway 301 South	100.0%	06/01/2018
Property	10.089	7802-7850 Woodland Center Boulevard	100.0%	06/01/2018
Property	10.090	8102 Woodland Center Boulevard	100.0%	06/01/2018
Property	10.091	102 Rock Road	100.0%	06/01/2018
Property	10.092	111-159 Gibraltar Road	75.6%	06/01/2018
Property	10.093	200-264 Lakeside Drive	85.2%	06/01/2018
Property	10.094	181-187 Gibraltar Road	100.0%	06/01/2018
Property	10.095	120 Gibraltar Road	77.3%	06/01/2018
Property	10.096	4207 East Cotton Center Boulevard	100.0%	06/01/2018
Property	10.097	161-175 Gibraltar Road	100.0%	06/01/2018
Property	10.098	8967 Columbine Road	100.0%	06/01/2018
Property	10.099	8125-8198 Woodland Center Boulevard	80.8%	06/01/2018
Property	10.100	111 Kelsey Lane	100.0%	06/01/2018
Property	10.101	261-283 Gibraltar Road	60.0%	06/01/2018
Property	10.102	27-43 Great Valley Parkway	100.0%	06/01/2018
Property	10.103	767 Electronic Drive	75.5%	06/01/2018
Property	10.104	200-234 Kelsey Lane	100.0%	06/01/2018
Property	10.105	4435 East Cotton Center Boulevard	100.0%	06/01/2018
Property	10.106	7800 Equitable Drive	100.0%	06/01/2018
Property	10.107	8906 Brittany Way	100.0%	06/01/2018
Property	10.108	201-223 Witmer Road	80.8%	06/01/2018
Property	10.109	4520 Seedling Circle	100.0%	06/01/2018
Property	10.110	13630 Northwest 8th Street	100.0%	06/01/2018
Property	10.111	5735 Old Shakopee Road West	75.4%	06/01/2018
Property	10.112	50 Valley Stream Parkway	100.0%	06/01/2018
Property	10.113	4503 Woodland Corporate Boulevard	100.0%	06/01/2018
Property	10.114	508 Lapp Road	100.0%	06/01/2018
Property	10.115	125-135 Rock Road	100.0%	06/01/2018
Property	10.116	8911 Columbine Road	60.5%	06/01/2018
Property	10.117	9306-9324 East Broadway Avenue	100.0%	06/01/2018
Property	10.118	201 Gibraltar Road	38.9%	06/01/2018
Property	10.119	101-111 Rock Road	100.0%	06/01/2018
Property	10.120	4505 Woodland Corporate Boulevard	100.0%	06/01/2018
Property	10.121	4511 Woodland Corporate Boulevard	100.0%	06/01/2018
Property	10.122	40 Valley Stream Parkway	100.0%	06/01/2018
Property	10.123	400-445 Lakeside Drive, Unit #400	0.0%	06/01/2018
Property	10.124	7702 Woodland Center Boulevard	100.0%	06/01/2018
Property	10.125	103-109 Gibraltar Road	100.0%	06/01/2018
Property	10.126	8001 Woodland Center Boulevard	59.2%	06/01/2018
Property	10.127	113-123 Rock Road	100.0%	06/01/2018
Property	10.128	555 Business Center Drive	100.0%	06/01/2018
Property	10.129	4415 East Cotton Center Boulevard	0.0%	06/01/2018
Property	10.130	300 Welsh Road Building 4	58.9%	06/01/2018
Property	10.131	9001-9015 Brittany Way	100.0%	06/01/2018
Property	10.132	277-293 Great Valley Parkway	100.0%	06/01/2018
Property	10.133	13650 Northwest 8th Street	28.4%	06/01/2018
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)	100.0%	06/01/2018
Property	10.135	300-309 Lakeside Drive	0.0%	06/01/2018
Property	10.136	101-107 Lakeside Drive	100.0%	06/01/2018

A-1-26

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Upfront	Monthly
				Occupancy	Replacement	Replacement
Property Flag	ID	Property Name	Occupancy(21)(26)	As-of Date	Reserves($)(27)	Reserves ($)(28)(29)
Property	10.137	7695-7699 Anagram Drive	0.0%	06/01/2018
Property	10.138	425 Technology Drive	100.0%	06/01/2018
Property	10.139	300 Technology Drive	100.0%	06/01/2018
Property	10.140	7851-61 Woodland Center Boulevard	86.0%	06/01/2018
Property	10.141	510 Lapp Road	100.0%	06/01/2018
Property	10.142	300 Welsh Road Building 3	59.9%	06/01/2018
Property	10.143	7624 Bald Cypress Place	100.0%	06/01/2018
Property	10.144	75 Great Valley Parkway	100.0%	06/01/2018
Property	10.145	506 Prudential Road	0.0%	06/01/2018
Property	10.146	30 Great Valley Parkway	100.0%	06/01/2018
Property	10.147	100 Gibraltar Road	100.0%	06/01/2018
Loan	11	636 11th Avenue(2)(31)(35)	100.0%	11/01/2018	7,990	7,990
Loan	12	Courtyard at The Navy Yard(5)(35)	78.0%	08/31/2018		Springing
Loan	13	710 Bridgeport	100.0%	09/01/2018	5,655	5,655
Loan	14	Outlet Shoppes at El Paso(2)	92.6%	06/30/2018		7,217
Loan	15	Castleton Commons & Square(34)	95.0%	08/01/2018	18,875	3,493
Loan	16	Courtyard Edgewater(34)	84.3%	08/31/2018		1/12th of 2.0% of the greater of (i) the gross revenues for the prior calendar year or (ii) the projected annual gross revenues for the calendar year in which the payment date falls
Loan	17	Aston Street(22)	100.0%	10/03/2018		1,901
Loan	18	Overland Park Xchange(2)	90.1%	07/01/2018	12,223	12,223
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	63.1%	07/31/2018		1/12th of 5.0% of the greater of the gross revenues for the prior calendar year
Loan	20	Carmel Mission Inn(35)	67.8%	07/31/2018		Springing
Loan	21	Maize & Blue Portfolio	100.0%	10/01/2018		Springing
Property	21.001	The Lion	100.0%	10/01/2018
Property	21.002	The Forum	100.0%	10/01/2018
Property	21.003	520 Packard	100.0%	10/01/2018
Property	21.004	The Abbey	100.0%	10/01/2018
Property	21.005	The Dean	100.0%	10/01/2018
Property	21.006	326 E Madison	100.0%	10/01/2018
Property	21.007	1000 Oakland	100.0%	10/01/2018
Property	21.008	344 S Division	100.0%	10/01/2018
Property	21.009	The Lodge	100.0%	10/01/2018
Property	21.010	The Algonquin	100.0%	10/01/2018
Property	21.011	515 E Lawrence	100.0%	10/01/2018
Loan	22	Springhill Suites Huntington Beach	84.4%	08/31/2018	21,320	Borrower is required to deposit 4.0% of annual gross income from operations for the calendar month occurring two months prior.
Loan	23	CityLine XIV Portfolio	87.8%	Various		4,256
Property	23.001	CityLine Sebastian	87.6%	08/10/2018
Property	23.002	CityLine Tuscaloosa	92.8%	07/31/2018
Property	23.003	CityLine Route 22	75.4%	07/17/2018
Property	23.004	Extra Space Storage - Madison	95.0%	07/22/2018
Loan	24	Chicopee Marketplace	100.0%	09/21/2018		6,921
Loan	25	Concord Plaza(2)	87.2%	08/06/2018		10,148
Loan	26	Woodside Office Center(36)	89.3%	10/16/2018		1,938
Loan	27	Shelbourne Global Portfolio I(2)(31)	94.6%	07/31/2018		11,755
Property	27.001	1515 Broad Street	100.0%	07/31/2018
Property	27.002	140 Centennial Avenue	100.0%	07/31/2018
Property	27.003	675 Central Avenue	93.5%	07/31/2018
Property	27.004	275 Centennial Avenue	100.0%	07/31/2018
Property	27.005	691 Central Avenue	100.0%	07/31/2018
Property	27.006	80 Kingsbridge Road	100.0%	07/31/2018
Property	27.007	20 Kingsbridge Road	46.9%	07/31/2018
Loan	28	1555 North Sheffield	100.0%	11/06/2018		Springing
Loan	29	Globe Chicago Industrial Portfolio	100.0%	11/06/2018	109,265	2,206
Property	29.001	Hoffman Industrial	100.0%	11/06/2018
Property	29.002	Aurora Industrial	100.0%	11/06/2018
Property	29.003	Schaumburg Tower Industrial	100.0%	11/06/2018
Property	29.004	Bloomingdale Industrial	100.0%	11/06/2018
Property	29.005	Schaumburg Basswood Industrial	100.0%	11/06/2018
Loan	30	Pavilions North Shopping Center	97.4%	07/09/2018	768,000	2,075
Loan	31	Hilton Garden Inn Frederick	84.0%	07/31/2018		Borrower is required to deposit the greater of (i) 4.0% of the projected rents for the prior month, (ii) the amount due under the management agreement and (iii) the amount due under the franchise agreement for FF&E Work
Loan	32	The Center at Carbon Beach	100.0%	06/30/2018		Springing
Loan	33	BJ’s Summerville	100.0%	11/06/2018		Springing
Loan	34	Columbus Industrial Portfolio	100.0%	Various		3,963
Property	34.001	Huntley	100.0%	09/21/2018
Property	34.002	Frusta	100.0%	11/06/2018
Loan	35	Fresno E Street Office	78.7%	06/01/2018		1,250
Loan	36	300 East 64th Street	100.0%	07/11/2018		Springing
Loan	37	Old Orchard	97.8%	09/04/2018		6,650
Loan	38	Market Square	100.0%	06/01/2018		1,752
Loan	39	May & Ellis Building	92.0%	09/05/2018		604
Loan	40	Ocala West	94.4%	09/26/2018		1,915
Loan	41	Torrey Corner	100.0%	08/31/2018		545
Loan	42	NC Self Storage Portfolio	84.2%	08/31/2018		995
Property	42.001	The Attic Self-Storage	87.1%	08/31/2018
Property	42.002	Speedway Self-Storage	91.0%	08/31/2018
Property	42.003	Armadillo Self-Storage	75.0%	08/31/2018
Loan	43	Kohl’s - Florence KY(31)	100.0%	11/06/2018		Springing

A-1-27

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

					Upfront	Monthly
				Occupancy	Replacement	Replacement
Property Flag	ID	Property Name	Occupancy(21)(26)	As-of Date	Reserves($)(27)	Reserves ($)(28)(29)
Loan	44	237-239 Hawthorne Street	100.0%	08/21/2018		375
Loan	45	Greystone Business Park	89.3%	06/21/2018	230,998	1,013
Loan	46	DS Smith - Lester Prairie	100.0%	11/06/2018		Springing
Loan	47	Sugar Grove	100.0%	11/06/2018		Springing
Loan	48	Campus Pointe	90.4%	08/31/2018		144
Loan	49	Nemours at Sonata West	100.0%	11/06/2018		102
Loan	50	Cottages at Gateway Park	92.3%	08/14/2018		1,433
Loan	51	WAG Richmond	100.0%	11/06/2018		Springing

A-1-28

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Upfront	Monthly	Upfront	Monthly	Upfront	Monthly	Upfront	Upfront	Monthly
			TI/LC	TI/LC	Tax	Tax	Insurance	Insurance	Engineering	Other	Other
Property Flag	ID	Property Name	Reserves ($)(27)(28)	Reserves ($)(28)	Reserves ($)	Reserves ($)(28)	Reserves($)	Reserves ($)(28)	Reserve($)	Reserves ($)(28)	Reserves ($)(28)(30)
Loan	1	DUMBO Heights Portfolio(2)(34)(36)		83,333	829,359	207,340		Springing	35,650	17,015,442
Property	1.001	55 Prospect Street
Property	1.002	117 Adams Street
Property	1.003	77 Sands Street
Property	1.004	81 Prospect Street
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	23,914,655		1,772,695	253,242		Springing		15,021,721	Springing
Loan	3	Aventura Mall(2)(33)(36)		Springing		Springing		Springing		26,168,910
Loan	4	Shops at Solaris(2)			597,966	74,746	48,724	8,121
Loan	5	Liberty Portfolio(2)(5)		Springing	89,189	44,594	18,366	9,183	3,125	1,348,629	77,257
Property	5.001	Liberty Center at Rio Salado
Property	5.002	8501 East Raintree Drive
Loan	6	Christiana Center		Springing		Springing		Springing			Springing
Loan	7	192 Lexington Avenue(2)	450,000	11,004	525,492	105,098	11,134	5,567	24,475	35,780
Loan	8	Hotel Erwin			17,903	8,952	54,257	9,043			Springing
Loan	9	Aon Center(2)(34)(36)		Springing	6,612,672	1,502,880	1,084,347	120,483	69,978	82,732,431
Loan	10	Workspace(2)(36)	3,154,000	1,441,528	11,849,855	2,040,615	350,000	1st 4 pmts - 552,198; Subsequently - 219,630	539,172	16,790,911
Property	10.001	6625 78th Street West
Property	10.002	1500 Liberty Ridge Drive
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive
Property	10.004	1301 International Parkway
Property	10.005	777 West Yamato Road
Property	10.006	4425 East Cotton Center Boulevard
Property	10.007	4500 East Cotton Center Boulevard
Property	10.008	3100 Southwest 145th Avenue
Property	10.009	3400 Lakeside Drive
Property	10.010	3450 Lakeside Drive
Property	10.011	40 Liberty Boulevard
Property	10.012	4630 Woodland Corporate Boulevard
Property	10.013	750 Park of Commerce Road
Property	10.014	13621 Northwest 12th Street
Property	10.015	2 West Liberty Boulevard
Property	10.016	10400 Viking Drive
Property	10.017	100 Witmer Road
Property	10.018	7 Walnut Grove Drive
Property	10.019	4313 East Cotton Center Boulevard
Property	10.020	1400 Liberty Ridge Drive
Property	10.021	1200 Liberty Ridge Drive
Property	10.022	4750 South 44th Place
Property	10.023	680 Blair Mill Road
Property	10.024	3020 US Highway 301 South
Property	10.025	4 Walnut Grove Drive
Property	10.026	4631 Woodland Corporate Boulevard
Property	10.027	5 Walnut Grove Drive
Property	10.028	700 Dresher Road
Property	10.029	45-67 Great Valley Parkway
Property	10.030	4610 South 44th Place
Property	10.031	4217 East Cotton Center Boulevard
Property	10.032	1 Country View Road
Property	10.033	4410 East Cotton Center Boulevard
Property	10.034	951 Northwest Broken Sound Parkway
Property	10.035	77-123 Great Valley Parkway
Property	10.036	420-500 Lapp Road
Property	10.037	507 Prudential Road
Property	10.038	2 Walnut Grove Drive
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard
Property	10.040	9801 South 51st Street
Property	10.041	180 Sheree Boulevard
Property	10.042	7615 Smetana Lane
Property	10.043	4550 South 44th Place
Property	10.044	131 Kelsey Lane
Property	10.045	5775 Old Shakopee Road West
Property	10.046	8401-8406 Benjamin Road (North)
Property	10.047	7625 Smetana Lane
Property	10.048	5 Great Valley Parkway
Property	10.049	5705 Old Shakopee Road West
Property	10.050	7 Great Valley Parkway
Property	10.051	65 Valley Stream Parkway
Property	10.052	220 Gibraltar Road
Property	10.053	257-275 Great Valley Parkway
Property	10.054	240 Gibraltar Road
Property	10.055	200 Gibraltar Road
Property	10.056	9023 Columbine Road
Property	10.057	3 Country View Road
Property	10.058	333 Phoenixville Pike
Property	10.059	1 Great Valley Parkway
Property	10.060	4405 East Cotton Center Boulevard

A-1-29

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Upfront	Monthly	Upfront	Monthly	Upfront	Monthly	Upfront	Upfront	Monthly
			TI/LC	TI/LC	Tax	Tax	Insurance	Insurance	Engineering	Other	Other
Property Flag	ID	Property Name	Reserves ($)(27)(28)	Reserves ($)(28)	Reserves ($)	Reserves ($)(28)	Reserves($)	Reserves ($)(28)	Reserve($)	Reserves ($)(28)	Reserves ($)(28)(30)
Property	10.061	7920 Woodland Center Boulevard
Property	10.062	20 Valley Stream Parkway
Property	10.063	5715 Old Shakopee Road West
Property	10.064	150-182 Kelsey Lane
Property	10.065	155 Great Valley Parkway
Property	10.066	701-725 US Highway 301 South
Property	10.067	901-933 US Highway 301 South
Property	10.068	7725 Woodland Center Boulevard
Property	10.069	4508 Woodland Corporate Boulevard
Property	10.070	3102, 3104 and 3110 Cherry Palm
Property	10.071	101 Gibraltar Road
Property	10.072	6161 American Boulevard West
Property	10.073	4502 Woodland Center Boulevard
Property	10.074	110 Gibraltar Road
Property	10.075	8855 Columbine Road
Property	10.076	8939 Columbine Road
Property	10.077	7905 Fuller Road
Property	10.078	10801 Nesbitt Avenue South
Property	10.079	9008 Brittany Way
Property	10.080	8995 Columbine Road
Property	10.081	7852-7898 Woodland Center Boulevard
Property	10.082	455 Business Center Drive
Property	10.083	231-253 Gibraltar Road
Property	10.084	747 Dresher Road
Property	10.085	55 Valley Stream Parkway
Property	10.086	8212 Woodland Center Boulevard
Property	10.087	4303 East Cotton Center Boulevard
Property	10.088	501 US Highway 301 South
Property	10.089	7802-7850 Woodland Center Boulevard
Property	10.090	8102 Woodland Center Boulevard
Property	10.091	102 Rock Road
Property	10.092	111-159 Gibraltar Road
Property	10.093	200-264 Lakeside Drive
Property	10.094	181-187 Gibraltar Road
Property	10.095	120 Gibraltar Road
Property	10.096	4207 East Cotton Center Boulevard
Property	10.097	161-175 Gibraltar Road
Property	10.098	8967 Columbine Road
Property	10.099	8125-8198 Woodland Center Boulevard
Property	10.100	111 Kelsey Lane
Property	10.101	261-283 Gibraltar Road
Property	10.102	27-43 Great Valley Parkway
Property	10.103	767 Electronic Drive
Property	10.104	200-234 Kelsey Lane
Property	10.105	4435 East Cotton Center Boulevard
Property	10.106	7800 Equitable Drive
Property	10.107	8906 Brittany Way
Property	10.108	201-223 Witmer Road
Property	10.109	4520 Seedling Circle
Property	10.110	13630 Northwest 8th Street
Property	10.111	5735 Old Shakopee Road West
Property	10.112	50 Valley Stream Parkway
Property	10.113	4503 Woodland Corporate Boulevard
Property	10.114	508 Lapp Road
Property	10.115	125-135 Rock Road
Property	10.116	8911 Columbine Road
Property	10.117	9306-9324 East Broadway Avenue
Property	10.118	201 Gibraltar Road
Property	10.119	101-111 Rock Road
Property	10.120	4505 Woodland Corporate Boulevard
Property	10.121	4511 Woodland Corporate Boulevard
Property	10.122	40 Valley Stream Parkway
Property	10.123	400-445 Lakeside Drive, Unit #400
Property	10.124	7702 Woodland Center Boulevard
Property	10.125	103-109 Gibraltar Road
Property	10.126	8001 Woodland Center Boulevard
Property	10.127	113-123 Rock Road
Property	10.128	555 Business Center Drive
Property	10.129	4415 East Cotton Center Boulevard
Property	10.130	300 Welsh Road Building 4
Property	10.131	9001-9015 Brittany Way
Property	10.132	277-293 Great Valley Parkway
Property	10.133	13650 Northwest 8th Street
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)
Property	10.135	300-309 Lakeside Drive
Property	10.136	101-107 Lakeside Drive

A-1-30

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Upfront	Monthly	Upfront	Monthly	Upfront	Monthly	Upfront	Upfront	Monthly
			TI/LC	TI/LC	Tax	Tax	Insurance	Insurance	Engineering	Other	Other
Property Flag	ID	Property Name	Reserves ($)(27)(28)	Reserves ($)(28)	Reserves ($)	Reserves ($)(28)	Reserves($)	Reserves ($)(28)	Reserve($)	Reserves ($)(28)	Reserves ($)(28)(30)
Property	10.137	7695-7699 Anagram Drive
Property	10.138	425 Technology Drive
Property	10.139	300 Technology Drive
Property	10.140	7851-61 Woodland Center Boulevard
Property	10.141	510 Lapp Road
Property	10.142	300 Welsh Road Building 3
Property	10.143	7624 Bald Cypress Place
Property	10.144	75 Great Valley Parkway
Property	10.145	506 Prudential Road
Property	10.146	30 Great Valley Parkway
Property	10.147	100 Gibraltar Road
Loan	11	636 11th Avenue(2)(31)(35)		Springing		Springing	76,801	25,600	1,198,696	137,671	Springing
Loan	12	Courtyard at The Navy Yard(5)(35)				Springing		Springing
Loan	13	710 Bridgeport	5,655	5,655	164,140	32,828	8,335	8,334		1,791,402
Loan	14	Outlet Shoppes at El Paso(2)	155,637	45,109	1,753,312	194,812		Springing
Loan	15	Castleton Commons & Square(34)	100,000	29,110	29,979	29,979		Springing	109,256	5,433,580	Springing
Loan	16	Courtyard Edgewater(34)			47,061	47,061	23,175	11,587		110,000
Loan	17	Aston Street(22)	800,000	Springing	30,396	30,396		Springing		685,547	Springing
Loan	18	Overland Park Xchange(2)	1,964,000	30,558	552,511	184,170		Springing		2,863,221	88,854
Loan	19	Phoenix Marriott Tempe at the Buttes(2)						Springing	38,500	460,921	13,038
Loan	20	Carmel Mission Inn(35)			181,262	25,895	81,225	10,814		2,550,000	Springing
Loan	21	Maize & Blue Portfolio			104,350	26,088		Springing	24,769
Property	21.001	The Lion
Property	21.002	The Forum
Property	21.003	520 Packard
Property	21.004	The Abbey
Property	21.005	The Dean
Property	21.006	326 E Madison
Property	21.007	1000 Oakland
Property	21.008	344 S Division
Property	21.009	The Lodge
Property	21.010	The Algonquin
Property	21.011	515 E Lawrence
Loan	22	Springhill Suites Huntington Beach			38,520	17,715		Springing			Springing
Loan	23	CityLine XIV Portfolio			105,655	21,131	14,791	3,698		500,000
Property	23.001	CityLine Sebastian
Property	23.002	CityLine Tuscaloosa
Property	23.003	CityLine Route 22
Property	23.004	Extra Space Storage - Madison
Loan	24	Chicopee Marketplace	13,729	12,584	326,000	54,195		Springing	32,500
Loan	25	Concord Plaza(2)	300,000	29,848	51,114	51,114		Springing		2,943,127
Loan	26	Woodside Office Center(36)	950,000	9,318	81,943	20,486	1,794	897		44,000
Loan	27	Shelbourne Global Portfolio I(2)(31)		31,752	573,000	191,000	71,290	14,383	16,194	464,248	Springing
Property	27.001	1515 Broad Street
Property	27.002	140 Centennial Avenue
Property	27.003	675 Central Avenue
Property	27.004	275 Centennial Avenue
Property	27.005	691 Central Avenue
Property	27.006	80 Kingsbridge Road
Property	27.007	20 Kingsbridge Road
Loan	28	1555 North Sheffield		Springing		Springing	16,479	1,498	14,000
Loan	29	Globe Chicago Industrial Portfolio	158,795	Springing	166,195	55,398		Springing		391,777	Springing
Property	29.001	Hoffman Industrial
Property	29.002	Aurora Industrial
Property	29.003	Schaumburg Tower Industrial
Property	29.004	Bloomingdale Industrial
Property	29.005	Schaumburg Basswood Industrial
Loan	30	Pavilions North Shopping Center	13,833	13,833	423,527	47,059		Springing	109,000	1,063,113	Springing
Loan	31	Hilton Garden Inn Frederick			83,087	20,772		Springing			Springing
Loan	32	The Center at Carbon Beach		Springing		Springing		Springing		122,099	Springing
Loan	33	BJ’s Summerville		Springing		Springing	975	488
Loan	34	Columbus Industrial Portfolio		6,604	117,599	29,400		Springing	156,875		Springing
Property	34.001	Huntley
Property	34.002	Frusta
Loan	35	Fresno E Street Office	36,267	2,975	24,977	6,244	6,063	2,021	58,300		Springing
Loan	36	300 East 64th Street		Springing	97,042	24,261		Springing		2,488	2,563
Loan	37	Old Orchard			34,422	17,211		Springing
Loan	38	Market Square	150,000	2,028	128,522	10,710	33,741	5,623		262,000
Loan	39	May & Ellis Building	85,600		59,105	5,911		Springing
Loan	40	Ocala West		2,917	113,082	9,423		Springing			Springing
Loan	41	Torrey Corner	75,000	1,679	34,263	6,853	4,089	315	6,875	506,790
Loan	42	NC Self Storage Portfolio			12,610	4,203	3,475	695
Property	42.001	The Attic Self-Storage
Property	42.002	Speedway Self-Storage
Property	42.003	Armadillo Self-Storage
Loan	43	Kohl’s - Florence KY(31)		Springing		Springing		Springing

A-1-31

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Upfront	Monthly	Upfront	Monthly	Upfront	Monthly	Upfront	Upfront	Monthly
			TI/LC	TI/LC	Tax	Tax	Insurance	Insurance	Engineering	Other	Other
Property Flag	ID	Property Name	Reserves ($)(27)(28)	Reserves ($)(28)	Reserves ($)	Reserves ($)(28)	Reserves($)	Reserves ($)(28)	Reserve($)	Reserves ($)(28)	Reserves ($)(28)(30)
Loan	44	237-239 Hawthorne Street			19,421	3,884	5,094	566		143,280
Loan	45	Greystone Business Park		6,332	44,605	7,434	9,866	1,233	13,500
Loan	46	DS Smith - Lester Prairie				Springing		Springing		450,000
Loan	47	Sugar Grove		Springing		Springing		Springing			Springing
Loan	48	Campus Pointe		1,635	49,113	4,911	3,977	306		142,089
Loan	49	Nemours at Sonata West				Springing		476			Springing
Loan	50	Cottages at Gateway Park			30,437	3,382	15,465	3,093
Loan	51	WAG Richmond		Springing		Springing		Springing

A-1-32

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Other	Environmental			Franchise
			Reserves	Report	Engineering		Expiration	Loan
Property Flag	ID	Property Name	Description(27)(28)(30)	Date(32)	Report Date	PML/SEL %	Date	Purpose
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	Unfunded Obligations Reserve (Upfront: 10,760,171); Free Rent Reserve (Upfront: 5,904,411); Shadowbox Rent Reserve (Upfront: 350,860)	03/26/2018	03/23/2018	NAP		Refinance
Property	1.001	55 Prospect Street		03/26/2018	03/23/2018	NAP	NAP
Property	1.002	117 Adams Street		03/26/2018	03/23/2018	NAP	NAP
Property	1.003	77 Sands Street		03/26/2018	03/23/2018	NAP	NAP
Property	1.004	81 Prospect Street		03/26/2018	03/23/2018	NAP	NAP
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	Rent Concession Reserve (Upfront: 15,021,721); Lease Sweep Funds (Monthly: Springing); Debt Service Reserve (Monthly: Springing)	08/08/2018	08/06/2018	13.0%	NAP	Refinance
Loan	3	Aventura Mall(2)(33)(36)	Outstanding Tenant Obligations Reserve (Upfront: 19,392,145); Bridge Rent and Reimbursement Reserve (Upfront: 6,776,765)	04/27/2018	04/27/2018	NAP	NAP	Refinance
Loan	4	Shops at Solaris(2)		09/04/2018	08/29/2018	NAP	NAP	Refinance
Loan	5	Liberty Portfolio(2)(5)	Unfunded Obligations Reserve (Upfront: 1,161,769); Free Rent Reserve (Upfront: 109,603.33); GLPET Ground Rent Reserve (Upfront: 77,257.14; Monthly: 77,257.14); Specified Tenant Sweep Reserve (Monthly: Springing)	07/23/2018	07/12/2018	NAP		Acquisition
Property	5.001	Liberty Center at Rio Salado		07/23/2018	07/12/2018	NAP	NAP
Property	5.002	8501 East Raintree Drive		07/23/2018	07/12/2018	NAP	NAP
Loan	6	Christiana Center	Outstanding TI Reserve (Springing); Free Rent Reserve (Springing)	09/11/2018	09/11/2018	NAP	NAP	Refinance
Loan	7	192 Lexington Avenue(2)	Rent Concession Reserve	08/14/2018	08/13/2018	NAP	NAP	Acquisition
Loan	8	Hotel Erwin	PIP Reserve	09/10/2018	09/07/2018	17.0%	NAP	Refinance
Loan	9	Aon Center(2)(34)(36)	New Lease Reserve (Upfront: 38,000,000); Performance Reserve (Upfront: 18,300,000); Outstanding TI Reserve (Upfront: 13,236,245); Amenity Floor Capital Expenditure Reserve (Upfront: 7,960,197); Outstanding Free Rent Reserve (Upfront: 5,235,989)	02/26/2018	02/26/2018	NAP	NAP	Refinance
Loan	10	Workspace(2)(36)	Outstanding TI/LC Reserve (Upfront: 13,294,575); Free Rent Reserve (Upfront: 3,458,836); Environmental Reserve (Upfront: 37,500)	Various	Various	NAP		Refinance
Property	10.001	6625 78th Street West		05/15/2018	05/15/2018	NAP	NAP
Property	10.002	1500 Liberty Ridge Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.004	1301 International Parkway		05/08/2018	05/01/2018	NAP	NAP
Property	10.005	777 West Yamato Road		05/15/2018	05/01/2018	NAP	NAP
Property	10.006	4425 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.007	4500 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.008	3100 Southwest 145th Avenue		05/15/2018	05/11/2018	NAP	NAP
Property	10.009	3400 Lakeside Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.010	3450 Lakeside Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.011	40 Liberty Boulevard		05/25/2018	05/25/2018	NAP	NAP
Property	10.012	4630 Woodland Corporate Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.013	750 Park of Commerce Road		05/15/2018	05/01/2018	NAP	NAP
Property	10.014	13621 Northwest 12th Street		05/08/2018	05/11/2018	NAP	NAP
Property	10.015	2 West Liberty Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.016	10400 Viking Drive		05/15/2018	05/15/2018	NAP	NAP
Property	10.017	100 Witmer Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.018	7 Walnut Grove Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.019	4313 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.020	1400 Liberty Ridge Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.021	1200 Liberty Ridge Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.022	4750 South 44th Place		04/30/2018	05/01/2018	NAP	NAP
Property	10.023	680 Blair Mill Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.024	3020 US Highway 301 South		05/15/2018	05/15/2018	NAP	NAP
Property	10.025	4 Walnut Grove Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.026	4631 Woodland Corporate Boulevard		05/15/2018	05/11/2018	NAP	NAP
Property	10.027	5 Walnut Grove Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.028	700 Dresher Road		05/17/2018	05/11/2018	NAP	NAP
Property	10.029	45-67 Great Valley Parkway		05/15/2018	05/01/2018	NAP	NAP
Property	10.030	4610 South 44th Place		05/15/2018	05/01/2018	NAP	NAP
Property	10.031	4217 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.032	1 Country View Road		05/15/2018	05/01/2018	NAP	NAP
Property	10.033	4410 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.034	951 Northwest Broken Sound Parkway		05/15/2018	05/15/2018	NAP	NAP
Property	10.035	77-123 Great Valley Parkway		05/16/2018	05/01/2018	NAP	NAP
Property	10.036	420-500 Lapp Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.037	507 Prudential Road		05/15/2018	05/01/2018	NAP	NAP
Property	10.038	2 Walnut Grove Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard		05/15/2018	05/11/2018	NAP	NAP
Property	10.040	9801 South 51st Street		05/15/2018	05/01/2018	NAP	NAP
Property	10.041	180 Sheree Boulevard		05/15/2018	05/11/2018	NAP	NAP
Property	10.042	7615 Smetana Lane		05/15/2018	05/15/2018	NAP	NAP
Property	10.043	4550 South 44th Place		05/03/2018	05/15/2018	NAP	NAP
Property	10.044	131 Kelsey Lane		05/15/2018	05/11/2018	NAP	NAP
Property	10.045	5775 Old Shakopee Road West		05/15/2018	05/11/2018	NAP	NAP
Property	10.046	8401-8406 Benjamin Road (North)		05/15/2018	05/24/2018	NAP	NAP
Property	10.047	7625 Smetana Lane		05/15/2018	05/15/2018	NAP	NAP
Property	10.048	5 Great Valley Parkway		05/08/2018	05/11/2018	NAP	NAP
Property	10.049	5705 Old Shakopee Road West		05/15/2018	05/11/2018	NAP	NAP
Property	10.050	7 Great Valley Parkway		05/08/2018	05/01/2018	NAP	NAP
Property	10.051	65 Valley Stream Parkway		05/15/2018	05/01/2018	NAP	NAP
Property	10.052	220 Gibraltar Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.053	257-275 Great Valley Parkway		05/10/2018	05/11/2018	NAP	NAP
Property	10.054	240 Gibraltar Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.055	200 Gibraltar Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.056	9023 Columbine Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.057	3 Country View Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.058	333 Phoenixville Pike		05/15/2018	05/11/2018	NAP	NAP
Property	10.059	1 Great Valley Parkway		05/15/2018	05/11/2018	NAP	NAP
Property	10.060	4405 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP

A-1-33

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Other	Environmental			Franchise
			Reserves	Report	Engineering		Expiration	Loan
Property Flag	ID	Property Name	Description(27)(28)(30)	Date(32)	Report Date	PML/SEL %	Date	Purpose
Property	10.061	7920 Woodland Center Boulevard		05/15/2018	05/11/2018	NAP	NAP
Property	10.062	20 Valley Stream Parkway		05/15/2018	05/01/2018	NAP	NAP
Property	10.063	5715 Old Shakopee Road West		05/15/2018	05/11/2018	NAP	NAP
Property	10.064	150-182 Kelsey Lane		05/16/2018	05/11/2018	NAP	NAP
Property	10.065	155 Great Valley Parkway		05/10/2018	05/11/2018	NAP	NAP
Property	10.066	701-725 US Highway 301 South		05/15/2018	05/11/2018	NAP	NAP
Property	10.067	901-933 US Highway 301 South		05/15/2018	05/11/2018	NAP	NAP
Property	10.068	7725 Woodland Center Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.069	4508 Woodland Corporate Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.070	3102, 3104 and 3110 Cherry Palm		05/15/2018	05/11/2018	NAP	NAP
Property	10.071	101 Gibraltar Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.072	6161 American Boulevard West		05/15/2018	05/15/2018	NAP	NAP
Property	10.073	4502 Woodland Center Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.074	110 Gibraltar Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.075	8855 Columbine Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.076	8939 Columbine Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.077	7905 Fuller Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.078	10801 Nesbitt Avenue South		05/15/2018	05/11/2018	NAP	NAP
Property	10.079	9008 Brittany Way		05/15/2018	05/11/2018	NAP	NAP
Property	10.080	8995 Columbine Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.081	7852-7898 Woodland Center Boulevard		05/15/2018	05/11/2018	NAP	NAP
Property	10.082	455 Business Center Drive		05/15/2018	05/15/2018	NAP	NAP
Property	10.083	231-253 Gibraltar Road		05/15/2018	05/01/2018	NAP	NAP
Property	10.084	747 Dresher Road		05/16/2018	05/15/2018	NAP	NAP
Property	10.085	55 Valley Stream Parkway		05/15/2018	05/01/2018	NAP	NAP
Property	10.086	8212 Woodland Center Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.087	4303 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.088	501 US Highway 301 South		05/15/2018	05/11/2018	NAP	NAP
Property	10.089	7802-7850 Woodland Center Boulevard		05/15/2018	05/11/2018	NAP	NAP
Property	10.090	8102 Woodland Center Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.091	102 Rock Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.092	111-159 Gibraltar Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.093	200-264 Lakeside Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.094	181-187 Gibraltar Road		05/15/2018	05/01/2018	NAP	NAP
Property	10.095	120 Gibraltar Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.096	4207 East Cotton Center Boulevard		05/02/2018	05/01/2018	NAP	NAP
Property	10.097	161-175 Gibraltar Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.098	8967 Columbine Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.099	8125-8198 Woodland Center Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.100	111 Kelsey Lane		05/15/2018	05/11/2018	NAP	NAP
Property	10.101	261-283 Gibraltar Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.102	27-43 Great Valley Parkway		05/15/2018	05/01/2018	NAP	NAP
Property	10.103	767 Electronic Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.104	200-234 Kelsey Lane		05/15/2018	05/11/2018	NAP	NAP
Property	10.105	4435 East Cotton Center Boulevard		04/30/2018	05/01/2018	NAP	NAP
Property	10.106	7800 Equitable Drive		05/15/2018	05/15/2018	NAP	NAP
Property	10.107	8906 Brittany Way		05/15/2018	05/11/2018	NAP	NAP
Property	10.108	201-223 Witmer Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.109	4520 Seedling Circle		05/15/2018	05/15/2018	NAP	NAP
Property	10.110	13630 Northwest 8th Street		05/15/2018	05/01/2018	NAP	NAP
Property	10.111	5735 Old Shakopee Road West		05/15/2018	05/11/2018	NAP	NAP
Property	10.112	50 Valley Stream Parkway		05/15/2018	05/01/2018	NAP	NAP
Property	10.113	4503 Woodland Corporate Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.114	508 Lapp Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.115	125-135 Rock Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.116	8911 Columbine Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.117	9306-9324 East Broadway Avenue		05/15/2018	05/15/2018	NAP	NAP
Property	10.118	201 Gibraltar Road		05/15/2018	05/11/2018	NAP	NAP
Property	10.119	101-111 Rock Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.120	4505 Woodland Corporate Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.121	4511 Woodland Corporate Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.122	40 Valley Stream Parkway		05/15/2018	05/01/2018	NAP	NAP
Property	10.123	400-445 Lakeside Drive, Unit #400		05/15/2018	05/11/2018	NAP	NAP
Property	10.124	7702 Woodland Center Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.125	103-109 Gibraltar Road		05/15/2018	05/01/2018	NAP	NAP
Property	10.126	8001 Woodland Center Boulevard		05/15/2018	05/15/2018	NAP	NAP
Property	10.127	113-123 Rock Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.128	555 Business Center Drive		05/15/2018	05/15/2018	NAP	NAP
Property	10.129	4415 East Cotton Center Boulevard		05/15/2018	05/01/2018	NAP	NAP
Property	10.130	300 Welsh Road Building 4		05/15/2018	05/11/2018	NAP	NAP
Property	10.131	9001-9015 Brittany Way		05/15/2018	05/11/2018	NAP	NAP
Property	10.132	277-293 Great Valley Parkway		05/13/2018	05/11/2018	NAP	NAP
Property	10.133	13650 Northwest 8th Street		05/15/2018	05/15/2018	NAP	NAP
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)		05/15/2018	05/11/2018	NAP	NAP
Property	10.135	300-309 Lakeside Drive		05/15/2018	05/11/2018	NAP	NAP
Property	10.136	101-107 Lakeside Drive		05/15/2018	05/11/2018	NAP	NAP

A-1-34

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Other	Environmental			Franchise
			Reserves	Report	Engineering		Expiration	Loan
Property Flag	ID	Property Name	Description(27)(28)(30)	Date(32)	Report Date	PML/SEL %	Date	Purpose
Property	10.137	7695-7699 Anagram Drive		05/15/2018	05/15/2018	NAP	NAP
Property	10.138	425 Technology Drive		05/15/2018	05/15/2018	NAP	NAP
Property	10.139	300 Technology Drive		05/14/2018	05/15/2018	NAP	NAP
Property	10.140	7851-61 Woodland Center Boulevard		05/15/2018	05/11/2018	NAP	NAP
Property	10.141	510 Lapp Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.142	300 Welsh Road Building 3		05/15/2018	05/11/2018	NAP	NAP
Property	10.143	7624 Bald Cypress Place		05/15/2018	05/11/2018	NAP	NAP
Property	10.144	75 Great Valley Parkway		05/15/2018	05/15/2018	NAP	NAP
Property	10.145	506 Prudential Road		05/15/2018	05/15/2018	NAP	NAP
Property	10.146	30 Great Valley Parkway		05/13/2018	05/01/2018	NAP	NAP
Property	10.147	100 Gibraltar Road		05/15/2018	05/11/2018	NAP	NAP
Loan	11	636 11th Avenue(2)(31)(35)	Outstanding TI/LC Reserve (Upfront: 137,671); Dark Trigger Reserve (Springing Monthly: Excess Cash Flow)	04/11/2018	04/10/2018	NAP	NAP	Refinance
Loan	12	Courtyard at The Navy Yard(5)(35)		10/05/2018	10/22/2018	NAP	12/31/2034	Refinance
Loan	13	710 Bridgeport	Outstanding Tenant Obligations Reserve (Upfront: 1,697,652); Environmental Reserve (Upfront: 93,750)	10/22/2018	09/28/2018	NAP	NAP	Refinance
Loan	14	Outlet Shoppes at El Paso(2)		07/26/2018	08/06/2018	NAP	NAP	Refinance
Loan	15	Castleton Commons & Square(34)	Outstanding Leasing Expenses (Upfront: 5,156,080); Free Rent Reserve (Upfront: 27,500); Dave & Buster’s Leasing Reserve (Upfront: 250,000); Lease Sweep Funds (Monthly Springing: Excess Cash Flow)	07/25/2018	07/23/2018	NAP	NAP	Refinance
Loan	16	Courtyard Edgewater(34)	PIP Reserve	08/27/2018	08/28/2018	NAP	05/12/2036	Acquisition
Loan	17	Aston Street(22)	Rollover Reserve (Upfront: 579,675.66); Free Rent Reserve (Upfront: 37,376.63); ADP Dispute Reserve (Upfront: 68,495); Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	07/06/2018	07/05/2018	12.0%	NAP	Refinance
Loan	18	Overland Park Xchange(2)	Outstanding TI Reserve (Upfront: 2,499,221); SelectQuote Existing Rent Buyout Reserve (Upfront: 364,000); Amortization Reserve (Monthly: 88,854.16)	06/21/2018	06/13/2018	NAP	NAP	Refinance
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	PIP Reserve (Monthly: Springing); Comfort Letter Reserve (Upfront: 2,500); Seasonality Reserve (Upfront: 301,961; Monthly: Springing); GPLET Reserve (Upfront: 156,460; Monthly: 13,038.33)	08/31/2018	08/30/2018	NAP	10/12/2036	Refinance
Loan	20	Carmel Mission Inn(35)	PIP Reserve (Upfront: 2,150,000); Seasonality Reserve (Upfront: 350,000; Monthly: Springing); Ground Rent Reserve (Upfront: 50,000; Monthly: Springing)	06/18/2018	09/04/2018	12.0%	NAP	Refinance
Loan	21	Maize & Blue Portfolio		Various	09/11/2018	NAP		Refinance
Property	21.001	The Lion		09/11/2018	09/11/2018	NAP	NAP
Property	21.002	The Forum		09/11/2018	09/11/2018	NAP	NAP
Property	21.003	520 Packard		09/11/2018	09/11/2018	NAP	NAP
Property	21.004	The Abbey		09/11/2018	09/11/2018	NAP	NAP
Property	21.005	The Dean		09/11/2018	09/11/2018	NAP	NAP
Property	21.006	326 E Madison		09/12/2018	09/11/2018	NAP	NAP
Property	21.007	1000 Oakland		10/22/2018	09/11/2018	NAP	NAP
Property	21.008	344 S Division		09/12/2018	09/11/2018	NAP	NAP
Property	21.009	The Lodge		09/11/2018	09/11/2018	NAP	NAP
Property	21.010	The Algonquin		09/11/2018	09/11/2018	NAP	NAP
Property	21.011	515 E Lawrence		09/11/2018	09/11/2018	NAP	NAP
Loan	22	Springhill Suites Huntington Beach	PIP Reserve	08/07/2018	08/06/2018	8.0%	08/14/2037	Refinance
Loan	23	CityLine XIV Portfolio	Economic Reserve	Various	Various	NAP		Acquisition
Property	23.001	CityLine Sebastian		06/19/2018	06/19/2018	NAP	NAP
Property	23.002	CityLine Tuscaloosa		07/31/2018	07/31/2018	NAP	NAP
Property	23.003	CityLine Route 22		06/04/2018	06/05/2018	NAP	NAP
Property	23.004	Extra Space Storage - Madison		07/31/2018	07/31/2018	NAP	NAP
Loan	24	Chicopee Marketplace		07/19/2018	08/17/2018	NAP	NAP	Acquisition
Loan	25	Concord Plaza(2)	Outstanding Lease Credits (Upfront: 2,497,980); Free Rent (Upfront: 329,050); Gap Rent (Upfront: 116,097)	06/14/2018	06/12/2018	NAP	NAP	Refinance
Loan	26	Woodside Office Center(36)	Free Rent Reserve	04/16/2018	04/27/2018	7.0%	NAP	Acquisition
Loan	27	Shelbourne Global Portfolio I(2)(31)	Free Rent Reserve (Upfront: 464,248); Primary Tenant Reserve (Monthly Springing: Excess Cash Flow)	Various	Various	NAP		Refinance
Property	27.001	1515 Broad Street		08/13/2018	08/17/2018	NAP	NAP
Property	27.002	140 Centennial Avenue		08/09/2018	08/06/2018	NAP	NAP
Property	27.003	675 Central Avenue		08/13/2018	08/06/2018	NAP	NAP
Property	27.004	275 Centennial Avenue		08/06/2018	08/06/2018	NAP	NAP
Property	27.005	691 Central Avenue		08/13/2018	08/06/2018	NAP	NAP
Property	27.006	80 Kingsbridge Road		08/06/2018	08/06/2018	NAP	NAP
Property	27.007	20 Kingsbridge Road		08/06/2018	08/06/2018	NAP	NAP
Loan	28	1555 North Sheffield		08/27/2018	08/28/2018	NAP	NAP	Refinance
Loan	29	Globe Chicago Industrial Portfolio	Unfunded Obligations Reserve (Upfront: 387,652.25); Prairie Stone Parkway Association Reserve (Upfront: 4,124.99; Monthly: Springing)	Various	08/22/2018	NAP		Acquisition
Property	29.001	Hoffman Industrial		08/22/2018	08/22/2018	NAP	NAP
Property	29.002	Aurora Industrial		08/21/2018	08/22/2018	NAP	NAP
Property	29.003	Schaumburg Tower Industrial		08/22/2018	08/22/2018	NAP	NAP
Property	29.004	Bloomingdale Industrial		08/22/2018	08/22/2018	NAP	NAP
Property	29.005	Schaumburg Basswood Industrial		08/21/2018	08/22/2018	NAP	NAP
Loan	30	Pavilions North Shopping Center	Outstanding TI/LC Reserve (Upfront: 696,267); Free Rent Reserve (Upfront: 329,129); Conn’s Bridge Rent Reserve (Upfront: 37,717); Specified Tenant Leasing Reserve (Springing Monthly: Excess Cash Flow)	08/09/2018	08/08/2018	NAP	NAP	Acquisition
Loan	31	Hilton Garden Inn Frederick	PIP Reserve	08/30/2018	08/30/2018	NAP	09/30/2026	Recapitalization
Loan	32	The Center at Carbon Beach	Townsend Prepaid Rent Reserve (Upfront: 122,099); Specified Tenant Renewal Reserve (Springing Monthly: Excess Cash Flow)	07/30/2018	07/30/2018	11.0%	NAP	Acquisition
Loan	33	BJ’s Summerville		08/16/2018	08/16/2018	NAP	NAP	Acquisition
Loan	34	Columbus Industrial Portfolio	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	Various	Various	NAP		Acquisition
Property	34.001	Huntley		07/09/2018	07/09/2018	NAP	NAP
Property	34.002	Frusta		07/10/2018	07/10/2018	NAP	NAP
Loan	35	Fresno E Street Office	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	04/26/2018	04/26/2018	10.0%	NAP	Refinance
Loan	36	300 East 64th Street	Condominium Assessment Reserve (Upfront: 2,488.33; Monthly: 2,563)	07/12/2018	07/11/2018	NAP	NAP	Refinance
Loan	37	Old Orchard		08/10/2018	08/10/2018	NAP	NAP	Refinance
Loan	38	Market Square	Petco Renewal Reserve	07/10/2018	07/09/2018	NAP	NAP	Refinance
Loan	39	May & Ellis Building		10/10/2018	09/13/2018	NAP	NAP	Acquisition
Loan	40	Ocala West	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	08/20/2018	08/20/2018	NAP	NAP	Refinance
Loan	41	Torrey Corner	Red Effect Unfunded Obligations Reserve (Upfront: 158,978); Red Effect Reserve (Upfront: 290,602); Free Rent Reserve (Upfront: 57,210)	08/01/2018	08/01/2018	4.0%	NAP	Refinance
Loan	42	NC Self Storage Portfolio		07/10/2018	07/09/2018	NAP		Refinance
Property	42.001	The Attic Self-Storage		07/10/2018	07/09/2018	NAP	NAP
Property	42.002	Speedway Self-Storage		07/10/2018	07/09/2018	NAP	NAP
Property	42.003	Armadillo Self-Storage		07/10/2018	07/09/2018	NAP	NAP
Loan	43	Kohl’s - Florence KY(31)		09/27/2018	08/14/2018	NAP	NAP	Refinance

A-1-35

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

			Other	Environmental			Franchise
			Reserves	Report	Engineering		Expiration	Loan
Property Flag	ID	Property Name	Description(27)(28)(30)	Date(32)	Report Date	PML/SEL %	Date	Purpose
Loan	44	237-239 Hawthorne Street	421A Units Rent Reserve (Upfront: 143,280)	08/22/2018	08/22/2018	NAP	NAP	Refinance
Loan	45	Greystone Business Park		07/19/2018	07/19/2018	NAP	NAP	Acquisition
Loan	46	DS Smith - Lester Prairie	Economic Reserve	09/12/2018	09/12/2018	NAP	NAP	Acquisition
Loan	47	Sugar Grove	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	08/31/2018	08/31/2018	NAP	NAP	Acquisition
Loan	48	Campus Pointe	7-Eleven Unfunded Obligations Reserve (Upfront: 95,651); 7 Eleven Gap Rent Reserve (Upfront: 46,438)	07/31/2018	07/31/2018	5.0%	NAP	Refinance
Loan	49	Nemours at Sonata West	Lease Sweep Reserve (Springing Monthly: Excess Cash Flow)	08/13/2018	08/13/2018	NAP	NAP	Refinance
Loan	50	Cottages at Gateway Park		06/18/2018	06/18/2018	NAP	NAP	Refinance
Loan	51	WAG Richmond		08/31/2018	08/31/2018	NAP	NAP	Acquisition

A-1-36

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Non-Trust Pari	Non-Trust Pari
Property Flag	ID	Property Name	Sponsor(26)	Guarantor(33)	Previous Securitization	Passu Original Balance	Passu Cut-off Date Balance
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	Seryl Kushner; Aby Rosen; Michael Fuchs	Seryl Kushner; Aby Rosen; Michael Fuchs		100,000,000	100,000,000
Property	1.001	55 Prospect Street				33,333,333	33,333,333
Property	1.002	117 Adams Street				28,125,000	28,125,000
Property	1.003	77 Sands Street				26,041,667	26,041,667
Property	1.004	81 Prospect Street				12,500,000	12,500,000
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	Joseph K. Paul	Paul Guarantor LLC	COMM 2013-CCRE7; COMM 2013-CCRE8	233,600,000	233,600,000
Loan	3	Aventura Mall(2)(33)(36)	Simon Property Group, L.P.; Jacquelyn Soffer; Jeffrey Soffer	Simon Property Group, L.P.; Jacquelyn Soffer; Jeffrey Soffer	AVMT 2013-AVM	1,356,700,000	1,356,700,000
Loan	4	Shops at Solaris(2)	Peter B. Knobel; Patrice Knobel	Peter B. Knobel; Patrice Knobel	CFCRE 2011-C2	20,000,000	20,000,000
Loan	5	Liberty Portfolio(2)(5)	Bruce Karsh	H25A, LLC		115,700,000	115,700,000
Property	5.001	Liberty Center at Rio Salado				98,270,032	98,270,032
Property	5.002	8501 East Raintree Drive				17,429,968	17,429,968
Loan	6	Christiana Center	E. Stanley Kroenke	E. Stanley Kroenke	WFRBS 2012-C9
Loan	7	192 Lexington Avenue(2)	Justin Gorjian; Cobby Gorjian	Justin Gorjian; Cobby Gorjian; Guidaon Gorjian Irrevocable Trust FBO Justin Gorjian; Guidaon Gorjian Irrevocable Trust FBO Cobby Gorjian		14,000,000	14,000,000
Loan	8	Hotel Erwin	Erwin H. Sokol	Erwin H. Sokol	WFRBS 2012-C7
Loan	9	Aon Center(2)(34)(36)	Mark Karasick; Michael Silberberg	Mark Karasick; Michael Silberberg		307,000,000	307,000,000
Loan	10	Workspace(2)(36)	Workspace Property Trust, L.P.	Workspace Property Trust, L.P.	JPMCC 2016-WPT	539,000,000	539,000,000
Property	10.001	6625 78th Street West				18,763,938	18,763,938
Property	10.002	1500 Liberty Ridge Drive				16,890,070	16,890,070
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive				14,451,938	14,451,938
Property	10.004	1301 International Parkway				12,674,922	12,674,922
Property	10.005	777 West Yamato Road				12,510,695	12,510,695
Property	10.006	4425 East Cotton Center Boulevard				11,689,563	11,689,563
Property	10.007	4500 East Cotton Center Boulevard				10,535,766	10,535,766
Property	10.008	3100 Southwest 145th Avenue				10,072,563	10,072,563
Property	10.009	3400 Lakeside Drive				9,579,883	9,579,883
Property	10.010	3450 Lakeside Drive				9,516,719	9,516,719
Property	10.011	40 Liberty Boulevard				9,251,430	9,251,430
Property	10.012	4630 Woodland Corporate Boulevard				8,594,523	8,594,523
Property	10.013	750 Park of Commerce Road				8,527,148	8,527,148
Property	10.014	13621 Northwest 12th Street				8,295,547	8,295,547
Property	10.015	2 West Liberty Boulevard				8,017,625	8,017,625
Property	10.016	10400 Viking Drive				7,706,016	7,706,016
Property	10.017	100 Witmer Road				7,423,883	7,423,883
Property	10.018	7 Walnut Grove Drive				7,310,188	7,310,188
Property	10.019	4313 East Cotton Center Boulevard				7,276,500	7,276,500
Property	10.020	1400 Liberty Ridge Drive				6,518,531	6,518,531
Property	10.021	1200 Liberty Ridge Drive				6,518,531	6,518,531
Property	10.022	4750 South 44th Place				6,484,844	6,484,844
Property	10.023	680 Blair Mill Road				6,438,523	6,438,523
Property	10.024	3020 US Highway 301 South				6,223,766	6,223,766
Property	10.025	4 Walnut Grove Drive				6,122,703	6,122,703
Property	10.026	4631 Woodland Corporate Boulevard				6,042,695	6,042,695
Property	10.027	5 Walnut Grove Drive				5,726,875	5,726,875
Property	10.028	700 Dresher Road				5,545,805	5,545,805
Property	10.029	45-67 Great Valley Parkway				5,528,961	5,528,961
Property	10.030	4610 South 44th Place				5,432,109	5,432,109
Property	10.031	4217 East Cotton Center Boulevard				4,939,430	4,939,430
Property	10.032	1 Country View Road				4,905,742	4,905,742
Property	10.033	4410 East Cotton Center Boulevard				4,872,055	4,872,055
Property	10.034	951 Northwest Broken Sound Parkway				4,775,203	4,775,203
Property	10.035	77-123 Great Valley Parkway				4,741,516	4,741,516
Property	10.036	420-500 Lapp Road				4,674,141	4,674,141
Property	10.037	507 Prudential Road				4,130,930	4,130,930
Property	10.038	2 Walnut Grove Drive				4,130,930	4,130,930
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard				4,080,398	4,080,398
Property	10.040	9801 South 51st Street				4,017,234	4,017,234
Property	10.041	180 Sheree Boulevard				3,949,859	3,949,859
Property	10.042	7615 Smetana Lane				3,916,172	3,916,172
Property	10.043	4550 South 44th Place				3,886,695	3,886,695
Property	10.044	131 Kelsey Lane				3,819,320	3,819,320
Property	10.045	5775 Old Shakopee Road West				3,705,625	3,705,625
Property	10.046	8401-8406 Benjamin Road (North)				3,621,406	3,621,406
Property	10.047	7625 Smetana Lane				3,537,188	3,537,188
Property	10.048	5 Great Valley Parkway				3,524,555	3,524,555
Property	10.049	5705 Old Shakopee Road West				3,499,289	3,499,289
Property	10.050	7 Great Valley Parkway				3,372,961	3,372,961
Property	10.051	65 Valley Stream Parkway				3,356,117	3,356,117
Property	10.052	220 Gibraltar Road				3,326,641	3,326,641
Property	10.053	257-275 Great Valley Parkway				3,292,953	3,292,953
Property	10.054	240 Gibraltar Road				3,259,266	3,259,266
Property	10.055	200 Gibraltar Road				3,208,734	3,208,734
Property	10.056	9023 Columbine Road				3,175,047	3,175,047
Property	10.057	3 Country View Road				3,162,414	3,162,414
Property	10.058	333 Phoenixville Pike				3,095,039	3,095,039
Property	10.059	1 Great Valley Parkway				3,095,039	3,095,039
Property	10.060	4405 East Cotton Center Boulevard				3,061,352	3,061,352

A-1-37

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Non-Trust Pari	Non-Trust Pari
Property Flag	ID	Property Name	Sponsor(26)	Guarantor(33)	Previous Securitization	Passu Original Balance	Passu Cut-off Date Balance
Property	10.061	7920 Woodland Center Boulevard				2,993,977	2,993,977
Property	10.062	20 Valley Stream Parkway				2,964,500	2,964,500
Property	10.063	5715 Old Shakopee Road West				2,880,281	2,880,281
Property	10.064	150-182 Kelsey Lane				2,800,273	2,800,273
Property	10.065	155 Great Valley Parkway				2,749,742	2,749,742
Property	10.066	701-725 US Highway 301 South				2,699,211	2,699,211
Property	10.067	901-933 US Highway 301 South				2,699,211	2,699,211
Property	10.068	7725 Woodland Center Boulevard				2,648,680	2,648,680
Property	10.069	4508 Woodland Corporate Boulevard				2,631,836	2,631,836
Property	10.070	3102, 3104 and 3110 Cherry Palm				2,568,672	2,568,672
Property	10.071	101 Gibraltar Road				2,551,828	2,551,828
Property	10.072	6161 American Boulevard West				2,534,984	2,534,984
Property	10.073	4502 Woodland Center Boulevard				2,484,453	2,484,453
Property	10.074	110 Gibraltar Road				2,467,609	2,467,609
Property	10.075	8855 Columbine Road				2,467,609	2,467,609
Property	10.076	8939 Columbine Road				2,450,766	2,450,766
Property	10.077	7905 Fuller Road				2,442,344	2,442,344
Property	10.078	10801 Nesbitt Avenue South				2,396,023	2,396,023
Property	10.079	9008 Brittany Way				2,353,914	2,353,914
Property	10.080	8995 Columbine Road				2,345,492	2,345,492
Property	10.081	7852-7898 Woodland Center Boulevard				2,337,070	2,337,070
Property	10.082	455 Business Center Drive				2,320,227	2,320,227
Property	10.083	231-253 Gibraltar Road				2,286,539	2,286,539
Property	10.084	747 Dresher Road				2,286,539	2,286,539
Property	10.085	55 Valley Stream Parkway				2,269,695	2,269,695
Property	10.086	8212 Woodland Center Boulevard				2,269,695	2,269,695
Property	10.087	4303 East Cotton Center Boulevard				2,240,219	2,240,219
Property	10.088	501 US Highway 301 South				2,240,219	2,240,219
Property	10.089	7802-7850 Woodland Center Boulevard				2,240,219	2,240,219
Property	10.090	8102 Woodland Center Boulevard				2,206,531	2,206,531
Property	10.091	102 Rock Road				2,172,844	2,172,844
Property	10.092	111-159 Gibraltar Road				2,156,000	2,156,000
Property	10.093	200-264 Lakeside Drive				2,105,469	2,105,469
Property	10.094	181-187 Gibraltar Road				2,105,469	2,105,469
Property	10.095	120 Gibraltar Road				2,088,625	2,088,625
Property	10.096	4207 East Cotton Center Boulevard				2,075,992	2,075,992
Property	10.097	161-175 Gibraltar Road				2,050,727	2,050,727
Property	10.098	8967 Columbine Road				2,046,516	2,046,516
Property	10.099	8125-8198 Woodland Center Boulevard				2,042,305	2,042,305
Property	10.100	111 Kelsey Lane				2,000,195	2,000,195
Property	10.101	261-283 Gibraltar Road				1,974,930	1,974,930
Property	10.102	27-43 Great Valley Parkway				1,941,242	1,941,242
Property	10.103	767 Electronic Drive				1,894,922	1,894,922
Property	10.104	200-234 Kelsey Lane				1,878,078	1,878,078
Property	10.105	4435 East Cotton Center Boulevard				1,861,234	1,861,234
Property	10.106	7800 Equitable Drive				1,777,016	1,777,016
Property	10.107	8906 Brittany Way				1,760,172	1,760,172
Property	10.108	201-223 Witmer Road				1,743,328	1,743,328
Property	10.109	4520 Seedling Circle				1,743,328	1,743,328
Property	10.110	13630 Northwest 8th Street				1,713,852	1,713,852
Property	10.111	5735 Old Shakopee Road West				1,705,430	1,705,430
Property	10.112	50 Valley Stream Parkway				1,697,008	1,697,008
Property	10.113	4503 Woodland Corporate Boulevard				1,663,320	1,663,320
Property	10.114	508 Lapp Road				1,663,320	1,663,320
Property	10.115	125-135 Rock Road				1,604,367	1,604,367
Property	10.116	8911 Columbine Road				1,591,734	1,591,734
Property	10.117	9306-9324 East Broadway Avenue				1,579,102	1,579,102
Property	10.118	201 Gibraltar Road				1,545,414	1,545,414
Property	10.119	101-111 Rock Road				1,545,414	1,545,414
Property	10.120	4505 Woodland Corporate Boulevard				1,515,938	1,515,938
Property	10.121	4511 Woodland Corporate Boulevard				1,515,938	1,515,938
Property	10.122	40 Valley Stream Parkway				1,465,406	1,465,406
Property	10.123	400-445 Lakeside Drive, Unit #400				1,465,406	1,465,406
Property	10.124	7702 Woodland Center Boulevard				1,431,719	1,431,719
Property	10.125	103-109 Gibraltar Road				1,431,719	1,431,719
Property	10.126	8001 Woodland Center Boulevard				1,414,875	1,414,875
Property	10.127	113-123 Rock Road				1,414,875	1,414,875
Property	10.128	555 Business Center Drive				1,414,875	1,414,875
Property	10.129	4415 East Cotton Center Boulevard				1,414,875	1,414,875
Property	10.130	300 Welsh Road Building 4				1,398,031	1,398,031
Property	10.131	9001-9015 Brittany Way				1,351,711	1,351,711
Property	10.132	277-293 Great Valley Parkway				1,250,648	1,250,648
Property	10.133	13650 Northwest 8th Street				1,250,648	1,250,648
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)				1,216,961	1,216,961
Property	10.135	300-309 Lakeside Drive				1,086,422	1,086,422
Property	10.136	101-107 Lakeside Drive				1,052,734	1,052,734

A-1-38

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Non-Trust Pari	Non-Trust Pari
Property Flag	ID	Property Name	Sponsor(26)	Guarantor(33)	Previous Securitization	Passu Original Balance	Passu Cut-off Date Balance
Property	10.137	7695-7699 Anagram Drive				1,019,047	1,019,047
Property	10.138	425 Technology Drive				972,727	972,727
Property	10.139	300 Technology Drive				922,195	922,195
Property	10.140	7851-61 Woodland Center Boulevard				854,820	854,820
Property	10.141	510 Lapp Road				854,820	854,820
Property	10.142	300 Welsh Road Building 3				741,125	741,125
Property	10.143	7624 Bald Cypress Place				610,586	610,586
Property	10.144	75 Great Valley Parkway				551,633	551,633
Property	10.145	506 Prudential Road				492,680	492,680
Property	10.146	30 Great Valley Parkway				378,984	378,984
Property	10.147	100 Gibraltar Road				147,383	147,383
Loan	11	636 11th Avenue(2)(31)(35)	Behrouz Ben Hakimian; Joe Hakimian	Behrouz Ben Hakimian; Joe Hakimian		200,000,000	200,000,000
Loan	12	Courtyard at The Navy Yard(5)(35)	Ensemble Investments, LLC	Ensemble Investments, LLC
Loan	13	710 Bridgeport	Avy Azeroual; Zev Schick; AA USA Holdings LLC	Avy Azeroual; Zev Schick; AA USA Holdings LLC	LCCM 2017-FL1
Loan	14	Outlet Shoppes at El Paso(2)	CBL & Associates Limited Partnership; Horizon Group Properties, Inc.	CBL & Associates Limited Partnership; Horizon Group Properties, Inc.		39,000,000	38,954,025
Loan	15	Castleton Commons & Square(34)	Jonathan M. Larmore	Jonathan M. Larmore
Loan	16	Courtyard Edgewater(34)	Amarjit Shokeen; Ramesh K. Shokeen	Amarjit Shokeen; Ramesh K. Shokeen
Loan	17	Aston Street(22)	Yaojun Liu; Johnny Chien Sheng Lu	Yaojun Liu; Johnny Chien Sheng Lu
Loan	18	Overland Park Xchange(2)	Gary L. Oborny	Gary L. Oborny	JPMCC 2007-LDPX	53,000,000	53,000,000
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	William J. Yung III	Columbia Sussex Corporation; CSC Holdings, LLC	JPMCC 2011-CCHP	40,500,000	40,458,068
Loan	20	Carmel Mission Inn(35)	Craig Stevenson; Jimmy Kwong; Paul P. Lee	Craig Stevenson; Jimmy Kwong; Paul P. Lee	COMM 2013-CR13
Loan	21	Maize & Blue Portfolio	Philip Sotiroff; David Byker	Philip Sotiroff; David Byker
Property	21.001	The Lion
Property	21.002	The Forum
Property	21.003	520 Packard
Property	21.004	The Abbey
Property	21.005	The Dean
Property	21.006	326 E Madison
Property	21.007	1000 Oakland
Property	21.008	344 S Division
Property	21.009	The Lodge
Property	21.010	The Algonquin
Property	21.011	515 E Lawrence
Loan	22	Springhill Suites Huntington Beach	Sita Patel	Sita Patel
Loan	23	CityLine XIV Portfolio	George Thacker; Lawrence Charles Kaplan; Richard Schontz	George Thacker; Lawrence Charles Kaplan; Richard Schontz
Property	23.001	CityLine Sebastian
Property	23.002	CityLine Tuscaloosa
Property	23.003	CityLine Route 22
Property	23.004	Extra Space Storage - Madison
Loan	24	Chicopee Marketplace	Sami Shalem; Irving Pergament	Sami Shalem; Irving Pergament	CSMC 2006-C4
Loan	25	Concord Plaza(2)	Robert E. Buccini; Christopher F. Buccini; David B. Pollin	Robert E. Buccini; Christopher F. Buccini; David B. Pollin		20,000,000	20,000,000
Loan	26	Woodside Office Center(36)	Mark A. Hutchinson; Douglas B. Twillman	Mark A. Hutchinson; Douglas B. Twillman
Loan	27	Shelbourne Global Portfolio I(2)(31)	Barry Friedman; Benjamin Schlossberg	Barry Friedman; Benjamin Schlossberg		75,000,000	75,000,000
Property	27.001	1515 Broad Street			COMM 2012-CR4	33,951,613	33,951,613
Property	27.002	140 Centennial Avenue			COMM 2012-CR3	13,790,323	13,790,323
Property	27.003	675 Central Avenue			COMM 2012-CR3	9,758,065	9,758,065
Property	27.004	275 Centennial Avenue			COMM 2012-CR3	7,741,935	7,741,935
Property	27.005	691 Central Avenue			COMM 2012-CR3	7,177,419	7,177,419
Property	27.006	80 Kingsbridge Road			COMM 2012-CR3	1,854,839	1,854,839
Property	27.007	20 Kingsbridge Road			COMM 2012-CR3	725,806	725,806
Loan	28	1555 North Sheffield	McLinden Holdings, L.L.C.	McLinden Holdings, L.L.C.
Loan	29	Globe Chicago Industrial Portfolio	Matthew Gilbert	Matthew Gilbert
Property	29.001	Hoffman Industrial
Property	29.002	Aurora Industrial
Property	29.003	Schaumburg Tower Industrial
Property	29.004	Bloomingdale Industrial
Property	29.005	Schaumburg Basswood Industrial
Loan	30	Pavilions North Shopping Center	Alan C. Fox	Alan C. Fox
Loan	31	Hilton Garden Inn Frederick	Pios Grande Holdings LLC	Pios Grande Holdings LLC
Loan	32	The Center at Carbon Beach	Kambiz Hakim	Kambiz Hakim
Loan	33	BJ’s Summerville	Paul Sub	Paul Sub
Loan	34	Columbus Industrial Portfolio	Kenneth Levy	Kenneth Levy
Property	34.001	Huntley
Property	34.002	Frusta
Loan	35	Fresno E Street Office	Todd A. Mikles	Todd A. Mikles
Loan	36	300 East 64th Street	Michael Fuchs; Aby Rosen	Michael Fuchs; Aby Rosen
Loan	37	Old Orchard	Dr. Noor S. Bunney; Matthew J. Gebhardt	Dr. Noor S. Bunney; Matthew J. Gebhardt
Loan	38	Market Square	Jeffrey Corwin; Martin S. Wasserman; Brian S. Harkness	Jeffrey Corwin; Martin S. Wasserman; Brian S. Harkness
Loan	39	May & Ellis Building	Jeffrey J. Feil	Jeffrey J. Feil
Loan	40	Ocala West	RCG Ventures Fund III, LP	RCG Ventures Fund III, LP
Loan	41	Torrey Corner	Shahriar Pourteymour; The Pourteymour Family Trust Dated March 1, 2007	Shahriar Pourteymour; The Pourteymour Family Trust Dated March 1, 2007	WFRBS 2011-C5
Loan	42	NC Self Storage Portfolio	Brian Maginnis; Peter Maginnis; Robert Kapp	Brian Maginnis; Peter Maginnis; Robert Kapp
Property	42.001	The Attic Self-Storage
Property	42.002	Speedway Self-Storage
Property	42.003	Armadillo Self-Storage
Loan	43	Kohl’s - Florence KY(31)	Michael Mammon; Anthony Mammon; Laurence Mammon	Michael Mammon; Anthony Mammon; Laurence Mammon

A-1-39

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

						Non-Trust Pari	Non-Trust Pari
Property Flag	ID	Property Name	Sponsor(26)	Guarantor(33)	Previous Securitization	Passu Original Balance	Passu Cut-off Date Balance
Loan	44	237-239 Hawthorne Street	Jacob Schwimmer	Jacob Schwimmer
Loan	45	Greystone Business Park	Maia Boulder LLC	Maia Boulder LLC
Loan	46	DS Smith - Lester Prairie	Michael Zacharias	Michael Zacharias
Loan	47	Sugar Grove	William Mohr	William Mohr
Loan	48	Campus Pointe	Shahriar Pourteymour; The Pourteymour Family Trust Dated March 1, 2007	Shahriar Pourteymour; The Pourteymour Family Trust Dated March 1, 2007
Loan	49	Nemours at Sonata West	Stuart J. Beebe	Stuart J. Beebe
Loan	50	Cottages at Gateway Park	Doyle Walsh	Doyle Walsh
Loan	51	WAG Richmond	Michael Zacharias	Michael Zacharias

A-1-40

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Existing		Future Debt
			Non-Trust Pari	Additional Sub Debt		Permitted
Property Flag	ID	Property Name	Passu Balloon Balance	Amount	Existing Additional Sub Debt Description	Type
Loan	1	DUMBO Heights Portfolio(2)(34)(36)	100,000,000	300,000,000	B Notes ($145,000,000); Mezzanine A Loan ($80,000,000); Mezzanine B Loan ($75,000,000)	NAP
Property	1.001	55 Prospect Street	33,333,333
Property	1.002	117 Adams Street	28,125,000
Property	1.003	77 Sands Street	26,041,667
Property	1.004	81 Prospect Street	12,500,000
Loan	2	Moffett Towers - Buildings E,F,G(2)(34)	233,600,000	216,000,000	Mezzanine A Loan: $150,000,000; Mezzanine B Loan: $66,000,000	NAP
Loan	3	Aventura Mall(2)(33)(36)	1,356,700,000	343,300,000	B Notes	NAP
Loan	4	Shops at Solaris(2)	20,000,000		None	NAP
Loan	5	Liberty Portfolio(2)(5)	115,700,000		None	NAP
Property	5.001	Liberty Center at Rio Salado	98,270,032
Property	5.002	8501 East Raintree Drive	17,429,968
Loan	6	Christiana Center			None	NAP
Loan	7	192 Lexington Avenue(2)	14,000,000		None	NAP
Loan	8	Hotel Erwin			None	NAP
Loan	9	Aon Center(2)(34)(36)	307,000,000	327,500,000	B Note: $186,000,000; Mezzanine A Loan: $73,750,000; Mezzanine B Loan: $67,750,000	NAP
Loan	10	Workspace(2)(36)	539,000,000	696,000,000	B Notes	NAP
Property	10.001	6625 78th Street West	18,763,938
Property	10.002	1500 Liberty Ridge Drive	16,890,070
Property	10.003	3350 Southwest 148th Avenue & Lakeside Drive	14,451,938
Property	10.004	1301 International Parkway	12,674,922
Property	10.005	777 West Yamato Road	12,510,695
Property	10.006	4425 East Cotton Center Boulevard	11,689,563
Property	10.007	4500 East Cotton Center Boulevard	10,535,766
Property	10.008	3100 Southwest 145th Avenue	10,072,563
Property	10.009	3400 Lakeside Drive	9,579,883
Property	10.010	3450 Lakeside Drive	9,516,719
Property	10.011	40 Liberty Boulevard	9,251,430
Property	10.012	4630 Woodland Corporate Boulevard	8,594,523
Property	10.013	750 Park of Commerce Road	8,527,148
Property	10.014	13621 Northwest 12th Street	8,295,547
Property	10.015	2 West Liberty Boulevard	8,017,625
Property	10.016	10400 Viking Drive	7,706,016
Property	10.017	100 Witmer Road	7,423,883
Property	10.018	7 Walnut Grove Drive	7,310,188
Property	10.019	4313 East Cotton Center Boulevard	7,276,500
Property	10.020	1400 Liberty Ridge Drive	6,518,531
Property	10.021	1200 Liberty Ridge Drive	6,518,531
Property	10.022	4750 South 44th Place	6,484,844
Property	10.023	680 Blair Mill Road	6,438,523
Property	10.024	3020 US Highway 301 South	6,223,766
Property	10.025	4 Walnut Grove Drive	6,122,703
Property	10.026	4631 Woodland Corporate Boulevard	6,042,695
Property	10.027	5 Walnut Grove Drive	5,726,875
Property	10.028	700 Dresher Road	5,545,805
Property	10.029	45-67 Great Valley Parkway	5,528,961
Property	10.030	4610 South 44th Place	5,432,109
Property	10.031	4217 East Cotton Center Boulevard	4,939,430
Property	10.032	1 Country View Road	4,905,742
Property	10.033	4410 East Cotton Center Boulevard	4,872,055
Property	10.034	951 Northwest Broken Sound Parkway	4,775,203
Property	10.035	77-123 Great Valley Parkway	4,741,516
Property	10.036	420-500 Lapp Road	4,674,141
Property	10.037	507 Prudential Road	4,130,930
Property	10.038	2 Walnut Grove Drive	4,130,930
Property	10.039	7930, 8010, 8020 Woodland Center Boulevard	4,080,398
Property	10.040	9801 South 51st Street	4,017,234
Property	10.041	180 Sheree Boulevard	3,949,859
Property	10.042	7615 Smetana Lane	3,916,172
Property	10.043	4550 South 44th Place	3,886,695
Property	10.044	131 Kelsey Lane	3,819,320
Property	10.045	5775 Old Shakopee Road West	3,705,625
Property	10.046	8401-8406 Benjamin Road (North)	3,621,406
Property	10.047	7625 Smetana Lane	3,537,188
Property	10.048	5 Great Valley Parkway	3,524,555
Property	10.049	5705 Old Shakopee Road West	3,499,289
Property	10.050	7 Great Valley Parkway	3,372,961
Property	10.051	65 Valley Stream Parkway	3,356,117
Property	10.052	220 Gibraltar Road	3,326,641
Property	10.053	257-275 Great Valley Parkway	3,292,953
Property	10.054	240 Gibraltar Road	3,259,266
Property	10.055	200 Gibraltar Road	3,208,734
Property	10.056	9023 Columbine Road	3,175,047
Property	10.057	3 Country View Road	3,162,414
Property	10.058	333 Phoenixville Pike	3,095,039
Property	10.059	1 Great Valley Parkway	3,095,039
Property	10.060	4405 East Cotton Center Boulevard	3,061,352

A-1-41

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Existing		Future Debt
			Non-Trust Pari	Additional Sub Debt		Permitted
Property Flag	ID	Property Name	Passu Balloon Balance	Amount	Existing Additional Sub Debt Description	Type
Property	10.061	7920 Woodland Center Boulevard	2,993,977
Property	10.062	20 Valley Stream Parkway	2,964,500
Property	10.063	5715 Old Shakopee Road West	2,880,281
Property	10.064	150-182 Kelsey Lane	2,800,273
Property	10.065	155 Great Valley Parkway	2,749,742
Property	10.066	701-725 US Highway 301 South	2,699,211
Property	10.067	901-933 US Highway 301 South	2,699,211
Property	10.068	7725 Woodland Center Boulevard	2,648,680
Property	10.069	4508 Woodland Corporate Boulevard	2,631,836
Property	10.070	3102, 3104 and 3110 Cherry Palm	2,568,672
Property	10.071	101 Gibraltar Road	2,551,828
Property	10.072	6161 American Boulevard West	2,534,984
Property	10.073	4502 Woodland Center Boulevard	2,484,453
Property	10.074	110 Gibraltar Road	2,467,609
Property	10.075	8855 Columbine Road	2,467,609
Property	10.076	8939 Columbine Road	2,450,766
Property	10.077	7905 Fuller Road	2,442,344
Property	10.078	10801 Nesbitt Avenue South	2,396,023
Property	10.079	9008 Brittany Way	2,353,914
Property	10.080	8995 Columbine Road	2,345,492
Property	10.081	7852-7898 Woodland Center Boulevard	2,337,070
Property	10.082	455 Business Center Drive	2,320,227
Property	10.083	231-253 Gibraltar Road	2,286,539
Property	10.084	747 Dresher Road	2,286,539
Property	10.085	55 Valley Stream Parkway	2,269,695
Property	10.086	8212 Woodland Center Boulevard	2,269,695
Property	10.087	4303 East Cotton Center Boulevard	2,240,219
Property	10.088	501 US Highway 301 South	2,240,219
Property	10.089	7802-7850 Woodland Center Boulevard	2,240,219
Property	10.090	8102 Woodland Center Boulevard	2,206,531
Property	10.091	102 Rock Road	2,172,844
Property	10.092	111-159 Gibraltar Road	2,156,000
Property	10.093	200-264 Lakeside Drive	2,105,469
Property	10.094	181-187 Gibraltar Road	2,105,469
Property	10.095	120 Gibraltar Road	2,088,625
Property	10.096	4207 East Cotton Center Boulevard	2,075,992
Property	10.097	161-175 Gibraltar Road	2,050,727
Property	10.098	8967 Columbine Road	2,046,516
Property	10.099	8125-8198 Woodland Center Boulevard	2,042,305
Property	10.100	111 Kelsey Lane	2,000,195
Property	10.101	261-283 Gibraltar Road	1,974,930
Property	10.102	27-43 Great Valley Parkway	1,941,242
Property	10.103	767 Electronic Drive	1,894,922
Property	10.104	200-234 Kelsey Lane	1,878,078
Property	10.105	4435 East Cotton Center Boulevard	1,861,234
Property	10.106	7800 Equitable Drive	1,777,016
Property	10.107	8906 Brittany Way	1,760,172
Property	10.108	201-223 Witmer Road	1,743,328
Property	10.109	4520 Seedling Circle	1,743,328
Property	10.110	13630 Northwest 8th Street	1,713,852
Property	10.111	5735 Old Shakopee Road West	1,705,430
Property	10.112	50 Valley Stream Parkway	1,697,008
Property	10.113	4503 Woodland Corporate Boulevard	1,663,320
Property	10.114	508 Lapp Road	1,663,320
Property	10.115	125-135 Rock Road	1,604,367
Property	10.116	8911 Columbine Road	1,591,734
Property	10.117	9306-9324 East Broadway Avenue	1,579,102
Property	10.118	201 Gibraltar Road	1,545,414
Property	10.119	101-111 Rock Road	1,545,414
Property	10.120	4505 Woodland Corporate Boulevard	1,515,938
Property	10.121	4511 Woodland Corporate Boulevard	1,515,938
Property	10.122	40 Valley Stream Parkway	1,465,406
Property	10.123	400-445 Lakeside Drive, Unit #400	1,465,406
Property	10.124	7702 Woodland Center Boulevard	1,431,719
Property	10.125	103-109 Gibraltar Road	1,431,719
Property	10.126	8001 Woodland Center Boulevard	1,414,875
Property	10.127	113-123 Rock Road	1,414,875
Property	10.128	555 Business Center Drive	1,414,875
Property	10.129	4415 East Cotton Center Boulevard	1,414,875
Property	10.130	300 Welsh Road Building 4	1,398,031
Property	10.131	9001-9015 Brittany Way	1,351,711
Property	10.132	277-293 Great Valley Parkway	1,250,648
Property	10.133	13650 Northwest 8th Street	1,250,648
Property	10.134	300 Welsh Road (aka 5 Horsham Business Center)	1,216,961
Property	10.135	300-309 Lakeside Drive	1,086,422
Property	10.136	101-107 Lakeside Drive	1,052,734

A-1-42

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Existing		Future Debt
			Non-Trust Pari	Additional Sub Debt		Permitted
Property Flag	ID	Property Name	Passu Balloon Balance	Amount	Existing Additional Sub Debt Description	Type
Property	10.137	7695-7699 Anagram Drive	1,019,047
Property	10.138	425 Technology Drive	972,727
Property	10.139	300 Technology Drive	922,195
Property	10.140	7851-61 Woodland Center Boulevard	854,820
Property	10.141	510 Lapp Road	854,820
Property	10.142	300 Welsh Road Building 3	741,125
Property	10.143	7624 Bald Cypress Place	610,586
Property	10.144	75 Great Valley Parkway	551,633
Property	10.145	506 Prudential Road	492,680
Property	10.146	30 Great Valley Parkway	378,984
Property	10.147	100 Gibraltar Road	147,383
Loan	11	636 11th Avenue(2)(31)(35)	200,000,000		None	Mezzanine
Loan	12	Courtyard at The Navy Yard(5)(35)			None	Mezzanine
Loan	13	710 Bridgeport			None	NAP
Loan	14	Outlet Shoppes at El Paso(2)	31,821,448		None	NAP
Loan	15	Castleton Commons & Square(34)		3,100,000	Mezzanine Debt	NAP
Loan	16	Courtyard Edgewater(34)		4,400,000	Mezzanine Debt	NAP
Loan	17	Aston Street(22)			None	NAP
Loan	18	Overland Park Xchange(2)	53,000,000		None	NAP
Loan	19	Phoenix Marriott Tempe at the Buttes(2)	33,419,649		None	NAP
Loan	20	Carmel Mission Inn(35)			None	Mezzanine
Loan	21	Maize & Blue Portfolio			None	NAP
Property	21.001	The Lion
Property	21.002	The Forum
Property	21.003	520 Packard
Property	21.004	The Abbey
Property	21.005	The Dean
Property	21.006	326 E Madison
Property	21.007	1000 Oakland
Property	21.008	344 S Division
Property	21.009	The Lodge
Property	21.010	The Algonquin
Property	21.011	515 E Lawrence
Loan	22	Springhill Suites Huntington Beach			None	NAP
Loan	23	CityLine XIV Portfolio			None	NAP
Property	23.001	CityLine Sebastian
Property	23.002	CityLine Tuscaloosa
Property	23.003	CityLine Route 22
Property	23.004	Extra Space Storage - Madison
Loan	24	Chicopee Marketplace			None	NAP
Loan	25	Concord Plaza(2)	19,449,832		None	NAP
Loan	26	Woodside Office Center(36)			None	NAP
Loan	27	Shelbourne Global Portfolio I(2)(31)	75,000,000		None	NAP
Property	27.001	1515 Broad Street	33,951,613
Property	27.002	140 Centennial Avenue	13,790,323
Property	27.003	675 Central Avenue	9,758,065
Property	27.004	275 Centennial Avenue	7,741,935
Property	27.005	691 Central Avenue	7,177,419
Property	27.006	80 Kingsbridge Road	1,854,839
Property	27.007	20 Kingsbridge Road	725,806
Loan	28	1555 North Sheffield			None	NAP
Loan	29	Globe Chicago Industrial Portfolio			None	NAP
Property	29.001	Hoffman Industrial
Property	29.002	Aurora Industrial
Property	29.003	Schaumburg Tower Industrial
Property	29.004	Bloomingdale Industrial
Property	29.005	Schaumburg Basswood Industrial
Loan	30	Pavilions North Shopping Center			None	NAP
Loan	31	Hilton Garden Inn Frederick			None	NAP
Loan	32	The Center at Carbon Beach			None	NAP
Loan	33	BJ’s Summerville			None	NAP
Loan	34	Columbus Industrial Portfolio			None	NAP
Property	34.001	Huntley
Property	34.002	Frusta
Loan	35	Fresno E Street Office			None	NAP
Loan	36	300 East 64th Street			None	NAP
Loan	37	Old Orchard			None	NAP
Loan	38	Market Square			None	NAP
Loan	39	May & Ellis Building			None	NAP
Loan	40	Ocala West			None	NAP
Loan	41	Torrey Corner			None	NAP
Loan	42	NC Self Storage Portfolio			None	NAP
Property	42.001	The Attic Self-Storage
Property	42.002	Speedway Self-Storage
Property	42.003	Armadillo Self-Storage
Loan	43	Kohl’s - Florence KY(31)			None	NAP

A-1-43

Benchmark 2018-B7 ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

				Existing		Future Debt
			Non-Trust Pari	Additional Sub Debt		Permitted
Property Flag	ID	Property Name	Passu Balloon Balance	Amount	Existing Additional Sub Debt Description	Type
Loan	44	237-239 Hawthorne Street			None	NAP
Loan	45	Greystone Business Park			None	NAP
Loan	46	DS Smith - Lester Prairie			None	NAP
Loan	47	Sugar Grove			None	NAP
Loan	48	Campus Pointe			None	NAP
Loan	49	Nemours at Sonata West			None	NAP
Loan	50	Cottages at Gateway Park			None	NAP
Loan	51	WAG Richmond			None	NAP

A-1-44

Benchmark 2018-B7

FOOTNOTES TO ANNEX A-1

(1)	GACC—German American Capital Corporation or one of its affiliates; JPMCB—JPMorgan Chase Bank, National Association or one of its affiliates; CREFI—Citi Real Estate Funding Inc. or one of its affiliates.

(2)	* Prior to the applicable servicing shift securitization date, the related whole loans will be serviced under the pooling and servicing agreement for this transaction. From and after the related servicing shift securitization date, the related servicing shift whole loan will be serviced under the related servicing shift pooling and servicing agreement.

Loan Number	Mortgage Loan Seller	Property Name	Cut-off Date Balance ($)	Non-Trust Pari Passu Cut-off Date Balance	Controlling Note	Governing PSA
1	CREFI	DUMBO Heights Portfolio	$80,000,000	$100,000,000	Yes	Benchmark 2018-B7
2	GACC	Moffett Towers - Buildings E,F,G	$50,400,000	$233,600,000	No	DBGS 2018-C1
3	JPMCB	Aventura Mall	$50,000,000	$1,356,700,000	No	Aventura Mall Trust 2018-AVM
4	CREFI	Shops at Solaris	$50,000,000	$20,000,000	Yes	Benchmark 2018-B7
5	CREFI	Liberty Portfolio	$50,000,000	$115,700,000	Yes	Benchmark 2018-B7
7	CREFI	192 Lexington Avenue	$46,000,000	$14,000,000	Yes	Benchmark 2018-B7
9	JPMCB	Aon Center	$43,000,000	$307,000,000	No	JPMCC 2018-AON
10	JPMCB	Workspace	$40,000,000	$539,000,000	No	JPMCB 2018-WPT
11	JPMCB	636 11th Avenue	$40,000,000	$200,000,000	No	Benchmark 2018-B4
14	GACC	Outlet Shoppes at El Paso	$35,957,562	$38,954,025	No	DBGS 2018-C1
18	JPMCB	Overland Park Xchange	$25,000,000	$53,000,000	No	Benchmark 2018-B6
19	CREFI	Phoenix Marriott Tempe at the Buttes	$24,974,116	$40,458,068	No	Benchmark 2018-B7*
25	CREFI	Concord Plaza	$19,000,000	$20,000,000	No	Benchmark 2018-B6
27	GACC	Shelbourne Global Portfolio I	$18,000,000	$75,000,000	No	UBS 2018-C13

(3)	With respect to any Mortgaged Property securing a multi-property Mortgage Loan, the amounts listed under the headings “Original Balance ($)” and “Cut-off Date Balance ($)” reflect the Allocated Loan Amount related to such Mortgaged Property.

(4)				Office			Retail			Multifamily			Industrial/Flex
	Loan No.	Mortgage Loan	NRA	NRA (sq. ft.)	Occ.	% of GPR	NRA	Occ.	% of GPR	Units	Occ.	% of GPR	NRA	Occ.	% of GPR
			(sq. ft.)				(sq. ft.)						(sq. ft.)
	10	Workspace	9,884,763	6,491,691	87.00%	72.80%	2,800	100.00%	0.00%	NAP	NAP	NAP	3,390,272	91.60%	27.20%
	32	The Center at Carbon Beach	20,102	8,236	100.00%	38.00%	11,866	100.00%	62.00%	NAP	NAP	NAP	NAP	NAP	NAP
	39	May & Ellis Building	30,155	NAP	NAP	NAP	6,650	100.00%	27.10%	25	92.00%	72.90%	NAP	NAP	NAP
	45	Greystone Business Park	60,789	19,747	100.00%	66.70%	NAP	NAP	NAP	NAP	NAP	NAP	34,524	75.20%	33.30%

(5)	Loan No. 5 – Liberty Portfolio – The Liberty Center at Rio Salado Property is encumbered by a patent from the United States Government which prohibits residential use of the Liberty Center at Rio Salado Property.
Violation of this no-residential-use restriction would result in a reversion of title to the United States Government.

Loan No. 12 – Courtyard at The Navy Yard -- the Courtyard at The Navy Yard Property is in a historic area of Philadelphia, Pennsylvania known as the “Corporate Center,” and is subject to a recorded deed in favor of the Philadelphia Authority for Industrial Development (the “Philadelphia Authority”) which requires that (i) the Courtyard at The Navy Yard Property must be operated as a hotel with a minimum of 148 guest rooms and a restaurant serving, at minimum, breakfast and lunch, a bar/lounge with the ability to serve light fare during evening hours, not less than 2,000 square feet of conference space, an exercise room, and a first-class quality convenience market, (ii) the hotel must be operated as a Courtyard by Marriott franchise, and the hotel brand or affiliation may not be changed without the prior approval of the Philadelphia Authority, not to be unreasonably withheld, conditioned or delayed (and which approval is not required for a change in brand affiliation imposed on all or substantially all Courtyard by Marriott franchises in the mid-Atlantic region of the United States), and (iii) the Courtyard at The Navy Yard Property may not be used for residential use without the written and recorded consent of the Philadelphia Authority.

(6)	Loan No. 10 – Workspace – The related whole loan is split between (i) a 25-month floating rate componentized loan with three, one year extension options (the “Workspace Floating Rate Loan”) with an aggregate Cut-off Date principal balance of $255.0 million, and (ii) a 61-month fixed rate componentized loan (the “Workspace Fixed Rate Loan”) comprised of (A) a senior fixed rate componentized loan (the “Workspace Senior Fixed Rate Loan”), with an aggregate Cut-off Date principal balance of $463.2 million, and (B) a subordinate fixed rate componentized loan (the “Workspace Subordinate Fixed Rate Loan”), with an aggregate Cut-off Date principal balance of $556.8 million. The Workspace Senior Fixed Rate Loan is senior to the Workspace Subordinate Fixed Rate Loan. The interest rate on the Workspace Floating Rate Loan is LIBOR (subject to a floor of 0.25%) plus a spread of 3.15000%. Each of the Workspace Fixed Rate Loan and Workspace Floating Rate Loan is divided into components, which have different payment priorities prior to and following an event of default under the Workspace Loan Combination. Following an event of default, a portion of the Workspace Floating Rate Loan (which has a Cut-off Date Balance ($) of $115.8 million) (the “Workspace Floating Rate Pari Passu Component”), generally pays pro rata with the Workspace Senior Fixed Rate Loan, and the remaining portion of the Workspace Floating Rate Loan (which has a Cut-off Date Balance ($) of $139.2 million) (the “Workspace Floating Rate Subordinate Component”) generally pays pro rata with the Workspace Subordinate Fixed Rate Loan. Prior to an event of default under the whole loan, all

A-1-45

voluntary prepayments are required to be applied to repay the Floating Rate Loan, prior to any application to Senior Fixed Rate Loan or the Subordinate Fixed Rate Loan. With respect to the Workspace Mortgage Loan, the calculation of the debt service coverage ratios, loan-to-value ratios and debt yields includes (i) the Workspace Mortgage Loan, (ii) the other notes included in the Workspace Senior Fixed Rate Loan and (iii) the Workspace Floating Rate Pari Passu Component. For purposes of calculating the Underwritten NCF DSCR for the Workspace Mortgage Loan, LIBOR was assumed to be 2.09%. The Underwritten NCF DSCR for the Workspace whole loan based on a LIBOR cap of 3.00% for the Workspace Floating Rate Loan, is 1.58x. Please see “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Prepayment Protections and Certain Involuntary Prepayments” for additional information.

Loan No. 11 – 636 11th Avenue – The whole loan has an anticipated repayment date of June 1, 2028 (the “Anticipated Repayment Date” or “ARD”) and a final maturity date of June 1, 2029. From and after the Anticipated Repayment Date, the whole loan accrues interest at a rate that is equal to the greater of (i) 7.07300% and (ii) the 10-year swap yield as of the ARD plus 3.00000% per annum, but in no event in excess of 9.07300%. Commencing on April 1, 2028 and on each payment date until the final maturity date, the whole loan requires monthly payments of all excess cash flow for the preceding month after the payment of reserves, interest calculated at the initial Interest Rate and operating expenses to be applied (i) first to the reduction of the principal balance of the whole loan and (ii) second, after the Anticipated Repayment Date, to the payment of accrued interest on the whole loan at the excess of the increased interest rate over the initial interest rate.

(7)	The Administrative Cost Rate includes the respective per annum rates applicable to the calculation of the servicing fee, any sub-servicing fee, trustee/certificate administrator fee, operating advisor fee and CREFC® license fee with respect to each Mortgage Loan. For purposes of this Annex A-1, the definition of Administrative Fee Rate as it relates to any Non-Serviced Mortgage Loan includes the related Pari Passu Loan Primary Servicing Fee Rate which includes the “primary servicing fee rate” (as defined or set forth in the applicable pooling and servicing agreement) and any other related servicing or any sub-servicing fee rate (other than those payable to the applicable special servicer) applicable to such Non-Serviced Mortgage Loan that constitutes a portion of the “servicing fee rate” applicable to the other master servicer under the applicable other pooling and servicing agreement. See “Summary of Terms – Offered Certificates – Servicing and Administration Fees – Non-Serviced Whole Loans” in this preliminary prospectus.

(8)	Loan No. 15 – Castleton Commons & Square -- The UW NOI DSCR and UW NCF DSCR are calculated using the sum of interest and principal payments over the first 12 months of the loan term based on the assumed principal payment schedule. For more information, please reference “Annex G – Assumed Principal Payment Schedule for the Castleton Commons & Square Loan” in the Preliminary Prospectus.

(9)	Annual Debt Service ($), Monthly Debt Service ($), Underwritten NOI DSCR and Underwritten NCF DSCR for Mortgage Loans (i) with partial interest only periods are shown based on the monthly debt service payment immediately following the expiration of the interest only period and (ii) that are interest only until the related maturity date is shown based on the interest only payments during the 12-month period following the Cut-off Date (or, in the case of Monthly Debt Service ($), the average of such interest only payments) without regard to leap year adjustments.

Loan No. 9 – Aon Center – The Underwritten NOI Debt Yield, Underwritten NCF Debt Yield, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD are calculated based on a loan balance net of the performance reserve funds in the amount of $18,300,000 that the borrower deposited in connection with certain capital expenditures and leasing costs, including build out costs and reasonable attorneys’ fees, in each case reasonably approved by the lender.

Loan No. 23 – CityLine XIV Portfolio – The Underwritten NOI Debt Yield and Underwritten NCF Debt Yield are calculated based on the Cut-off Date Balance ($), net of a $500,000 economic reserve. The economic reserve will be disbursed upon satisfaction of the requirements in the Mortgage Loan Documents, which include but are not limited to, (i) no event of default has occurred and is continuing and, (ii) the lender has received evidence that the debt yield equals or exceeds 8.5%. The Underwritten NOI Debt Yield and Underwritten NCF Debt Yield calculated using the full Cut-off Date Balance of $20,800,000 are 8.5% and 8.3%, respectively.

(10)	“Hard” generally means each tenant is required to transfer its rent directly to the lender controlled lockbox account. However, with respect to hospitality properties, “Hard” means all credit card receipts are deposited directly into the lockbox by the card processing company and all over the-counter cash and equivalents are required to be deposited by the property manager or borrower into the lockbox. “Soft” means the borrower has established a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. “Springing Soft” means that upon the occurrence of a trigger event (as specified in the related Mortgage Loan Documents), the borrower is required to establish a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. “Springing Hard” means that upon a trigger event (as specified in the related Mortgage Loan Documents), each tenant will be required to transfer its rent directly to a lender controlled lockbox. “Soft Springing Hard” means that the borrower has established a lockbox account that will be under lender control and the borrower or property manager is required to collect rents from the tenants and then deposit those rents into such lockbox account. Upon a trigger event (as specified in the related Mortgage Loan documents), each tenant will be required to transfer its rent directly into a lender-controlled lockbox.

Loan No. 3 – Aventura Mall – The borrower has entered into a master lease with the guarantors and Turnberry Retail Holding, L.P. The master lease covers the spaces for 12 proposed tenants with leases out for signature which were not executed prior to origination. The Mortgage Loan is characterized as having a Soft Springing Hard Lockbox for rents from the master lease and a Hard lockbox for the remaining tenants at the Mortgaged Property. Following the occurrence and during the continuance of either (i) an event of default, (ii) bankruptcy of borrower, (iii) bankruptcy of the property manager, or (iv) the period of time commencing on the date that the debt service coverage ratio (as calculated in the loan documents and based on the trailing four calendar quarters) falls below 1.35x for two

A-1-46

consecutive quarters until cured in accordance with the loan documents, the borrower will be required to cause all master lease rents to be deposited directly into the lockbox account.

(11)	“In Place” means that related property cash flows go through a waterfall of required reserve or other payment amounts due before the lender either (i) disburses excess cash to the related borrower or (ii) retains excess cash as additional collateral for the Mortgage Loan. “Springing” means that upon the occurrence of a trigger event, as defined in the related Mortgage Loan Documents, In Place cash management (as described above) will take effect, and will generally continue until all trigger events are cured (to the extent a cure is permitted under the related Mortgage Loan Documents).

(12)

With respect to the loans referenced below structured with A/B Notes, the Underwritten NOI DSCR, Underwritten NCF DSCR, Cut-off Date LTV Ratio, LTV Ratio at Maturity or ARD, Underwritten NOI Debt Yield, Underwritten NCF Debt Yield and Loan per Net Rentable Area (SF/Units/Rooms) ($) calculations exclude the subordinate secured debt.

● Loan No. 1 – DUMBO Heights Portfolio
● Loan No. 3 – Aventura Mall
● Loan No. 9 – Aon Center
● Loan No. 10 – Workspace

(13)

Loan No. 1 – DUMBO Heights Portfolio – The increase from Most Recent NOI($) to Underwritten NOI($) is primarily attributable to new leasing and the burn off of rent concessions associated with leasing up the DUMBO Heights Portfolio Properties post-renovation. All outstanding free rent, gap rent, and unfunded landlord obligations were reserved by the lender at origination.

Loan No. 2 – Moffett Towers – Buildings E,F,G – The Underwritten NOI($) is over 10% higher than Most Recent NOI($). The increase from Most Recent NOI($) to Underwritten NOI($) is primarily from agreements with the Sole Tenant, Amazon, to occupy certain space currently occupied by HP. The new leases make up 63.8% of annual rent and 58.2% of NRA.

Loan No. 3 – Aventura Mall – The Underwritten NOI($) is over 10% higher than Most Recent NOI($). The increase in Underwritten NOI($) over historical period is primarily driven by the inclusion of the executed leases on the new expansion parcel which opened in November 2017 and is based on the February 2018 annualized rent roll. Underwritten base rent also includes $1.3 million of ground rent paid by Bloomingdales, Macy’s, Macy’s Men’s & Home, and Nordstrom and approximately $3.4 million of master lease rent for current leases that are out for signature. Contractual rent steps were underwritten through June 2019 totaling approximately $6.5 million, including the $1.5 million contractual rent step for the executed renewal of Victoria’s Secret that is scheduled to occur in August 2019.

Loan No.13 -- 710 Bridgeport -- The Underwritten NOI($) is over 10% higher than Most Recent NOI($). The increase from Most Recent NOI($) to Underwritten NOI($) is primarily driven by (i) A to Z Supply, a new tenant accounting for approximately $559,589 of underwritten base rent, not being in occupancy at the property for the entire T-12 period as it entered its lease in December 2017 and (i) underwritten base rent including $16,298 in rent steps through December 2019.

Loan No. 15 -- Castleton Commons & Square -- The Underwritten NOI($) is over 10% higher than Most Recent NOI($). The increase from Most Recent NOI($) to Underwritten NOI($) is primarily due to the rent commencement of Floor & Décor, the largest tenant at the Castleton Commons & Square property representing 25.8% of the underwritten base rent.

Loan No. 18 – Overland Park Xchange – The UW NOI($) is over 10% higher than Most Recent NOI($) primarily because of an approximately $40,000,000 renovation that occurred in two phases across the mortgaged property. Renovations included reskinning the exterior with glass and metal panels, the addition of a parking garage, a completely revamped HVAC system, a fitness area (with locker room and showers) and vendor kiosks including dry cleaning, a bistro and a lounge with Wi-Fi access.

Loan No. 30 – Pavilions North Shopping Center – The Underwritten NOI($) is over 10% higher than Most Recent NOI($) primarily driven by the recent 15,052 sq. ft. expansion by the Largest Tenant Conn’s which expansion obligates Conn’s to pay $241,999 of additional rent. The rent commencement date for Conn’s expansion space is anticipated to be December 12, 2018.

Loan No.35 – Fresno E Street Office – The Underwritten NOI($) is over 10% higher than Most Recent NOI($). The increase from Most Recent NOI($) to Underwritten NOI($) is primarily due to increased repairs and maintenance costs in 2017 and the tenant’s election to pay the security cost out of pocket.

Loan No. 36 – 300 East 64th Street –The Underwritten NOI($) is over 10% higher than Most Recent NOI ($) primarily due to the lease for the 2nd Largest Tenant, Drybar, commencing in May 2017 with six months of free rent and the Verizon lease commencing in February 2018 with three months of free rent.

Loan No.40 – Ocala West – The Underwritten NOI($) is over 10% higher than Most Recent NOI($). The increase from Most Recent NOI($) to Underwritten NOI($) is primarily due to two tenants, Skyzone and U.S. Hearing Solutions, taking occupancy during 2017 and their annualized rent was not fully reflected in the Most Recent NOI($).

Loan No. 41 – Torrey Corner – The increase from Most Recent NOI($) to Underwritten NOI($) is primarily attributable to the recent leasing at the Mortgaged Property, increased tenant reimbursements and rent steps. The Largest Tenant, RED Effect Infared Fitness has executed a lease for $228,829 a year that commences in November 2018.

Loan No. 43 – Kohl’s - Florence KY – The increase from Most Recent NOI($) to Underwritten NOI($) is primarily attributable to increased tenant reimbursements and rent steps. Kohl’s is reimbursing the borrower for 100.0% of expenses at the Mortgaged Property, however reimbursements were not reported in historical periods. In addition, the present value of rent steps through August 1, 2025 for Kohl’s were equal to $21,401.

Loan No. 46 – DS Smith – Lester Prairie – The increase from Most Recent NOI($) to Underwritten NOI($) is attributable to a rental increase for the sole tenant, DS Smith plc. DS Smith plc expanded their space in 2017 and received $3.0 million from the landlord to complete planned capital improvements at the Mortgaged Property. Rents therefore increased as of May 1, 2018 due to the tenant

A-1-47

electing for planned capital improvements at the landlord’s cost. Rent will continue to increase 1.5% annually throughout the term of the loan

Loan No. 48 – Campus Pointe – The increase from Most Recent NOI($) to Underwritten NOI($) is primarily attributable to the recent leasing at the Mortgaged Property, increased tenant reimbursements and rent steps. The second largest tenant, 7-Eleven, has executed a lease for $85,320 a year that commenced on November 1, 2018.

(14)	The grace periods noted under “Grace Period” reflect the number of days of grace before a payment default is an event of default. Certain jurisdictions impose a statutorily longer grace period. Certain of the Mortgage Loans may additionally be subject to grace periods with respect to the occurrence of an event of default (other than a payment default) and/or commencement of late charges which are not addressed in Annex A-1 to this preliminary prospectus.

Loan No. 6 – Christiana Center – The Mortgage Loan documents provide the borrower with a grace period of five days for any payments due on a payment date (other than the maturity date). Such grace period applies to late charge payment as well as an event of default triggered under the Mortgage Loan documents by such failure to make payments on a payment date (other than the maturity date).

Loan No. 36 – 300 East 64th Street – The Mortgage Loan documents provide the borrower with a five day grace period for any monthly debt service payments (other than the payment due on the maturity date) to cure such event of default prior to the lender exercising its rights and remedies under the Mortgage Loan documents.

(15)	In certain cases, in addition to an “as-is” value, the appraisal states an “as is (assuming addition of as is - NPV of tax abatement)”, “as-stabilized” or “hypothetical as is” value for the related Mortgaged Property that assumes that certain events will occur with respect to retenanting, construction, renovation or repairs at such Mortgaged Property. The Appraised Value set forth on Annex A-1 is the “as-is” value unless otherwise specified in the preliminary prospectus. With respect to the Mortgaged Properties that secure the Mortgage Loans listed in the following table, the respective Cut-off Date LTV Ratio was calculated using the related “as-stabilized” or “hypothetical as is” Appraised Values, as opposed to the “as-is” Appraised Values, each as set forth in the following table:

Loan No.	Mortgage Loan Name	% of Initial Pool Balance	Cut-off Date LTV Ratio (Other Than As-Is)	Maturity or ARD Date LTV Ratio (Other Than As-Is)	Appraised Value (Other Than As-Is)	Cut-off Date LTV Ratio (“As-Is”)	Maturity or ARD Date LTV Ratio (As-Is)	Appraised Value (“As- Is”)
2	Moffett Towers - Buildings E,F,G(1)	4.30%	40.20%	40.20%	$705,800,000	43.90%	43.90%	$646,700,000
9	Aon Center(2)	3.70%	40.30%	40.30%	$824,000,000	42.50%	42.50%	$780,000,000
13	710 Bridgeport(3)	3.30%	74.50%	66.00%	$51,700,00	77.00%	77.00%	$50,000,000
14	Outlet Shoppes at El Paso(4)	3.10%	58.80%	48.00%	$127,375,000	57.10%	46.70%	$131,175,000
16	Courtyard Edgewater(5)	2.50%	65.90%	55.30%	$45,000,000	67.40%	56.60%	$44,000,000
18	Overland Park Xchange(6)	2.10%	65.20%	65.20%	$119,700,000	65.20%	65.20%	$117,700,000
40	Ocala West(7)	0.70%	72.70%	67.30%	$11,000,000	68.30%	63.20%	$11,700,000

(1) The Appraised Value (Other Than As-Is) reflects an “as stabilized” value as of November 15, 2019, which assumes that rent concessions and outstanding tenant improvement and leasing commission obligations have been deposited into a reserve account. At loan origination, the borrower deposited upfront reserves totaling approximately $38,936,376 for contractual tenant improvement and leasing commission obligations and free rent.

(2) The Appraised Value (Other Than As-Is) represents a “hypothetical value” for the mortgaged property, which assumes (i) there are no leasing costs associated with recently signed leases, (ii) completion of the amenity floor build-out and (iii) demolition of the space previously occupied by DDB Needham. At origination, the borrowers reserved approximately $13,200,000 for all outstanding tenant improvement and leasing commissions, as well as approximately $8,000,000 budgeted for the completion of the amenity floor build-out.

(3) The Appraised Value (Other Than As-Is) represents the “hypothetical value” provided by the appraisal. The “hypothetical value” includes an assumption that $1,697,652 in tenant improvements due to Perkin Elmer was paid as of the date of the report. At origination, the Borrowers reserved the full amount of the remaining tenant improvement costs owed to the tenant.

(4) The Appraised Value (Other Than As-Is) is adjusted to exclude the $3.8 million value for the surplus/excess land that may be released without payment of any consideration for the release, which was not accounted for in the underwriting.

(5) The Appraised Value (Other Than As-Is) represents the “as stabilized” value of $45,000,000, effective August 16, 2019, which assumes that the Mortgaged Property will be able to achieve stabilized occupancy of 82.0%. As of August 31, 2018, the Mortgaged Property was 84.3% occupied. In addition at loan origination, the borrower reserved $110,000, which is 125% of the estimated cost of the change of ownership PIP due in connection with the acquisition.

(6) The Appraised Value (Other Than As-Is) represents the “as-is” value plus the net present value of the tax abatement related to the payment in lieu of taxes program benefiting the Mortgaged Property equal to $2,000,000. The “as-is” appraised value for the Mortgaged Property of $117,700,000 excluding the net present value of the tax abatement results in a Cut-off Date LTV Ratio of 66.3% and an LTV Ratio at Maturity/ARD of 66.3%.

(7) The Appraised Value (Other Than As-Is) is based on the “Hypothetical Value without Release Parcel” Appraised as of August 11, 2018, which excludes the value of the release parcel, which may be released without payment of any consideration for the release and was not accounted for in the underwriting.

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(16)	Prepayment Provisions are shown from the respective Mortgage Loan First Payment Date.

“L(x)” means lock-out for x payments.

“D(x)” means may be defeased for x payments.

“YM1(x)” means may be prepaid for x payments with payment of the greater of a yield maintenance charge and 1% of the amount prepaid.
 “DorYM1(x)” means may be prepaid for x payments with either defeasance or a yield maintenance charge or 1% of the amount prepaid.

“O(x)” means freely prepayable for x payments, including the maturity date or anticipated repayment date.

Certain of the Mortgage Loans permit the release of a portion of a Mortgaged Property (or an individual Mortgaged Property, in connection with a portfolio mortgage loan) under various circumstances, as described in this preliminary prospectus. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in this preliminary prospectus. In addition, certain of the Mortgage Loans permit the borrower to prepay a portion of the Mortgage Loan to avoid or cure a cash sweep period due to a low debt yield or debt service coverage ratio trigger. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Prepayment Protections and Certain Involuntary Prepayments - Voluntary Prepayments” in this preliminary prospectus.

(17)

Loan No. 1 – DUMBO Heights Portfolio - The lockout period will be at least 26 payment dates beginning with and including the first payment date of October 6, 2018. Defeasance of the full $325.0 million DUMBO Heights Portfolio Whole Loan is permitted after the date that is earlier to occur of (i) August 30, 2021 and (ii) two years after the date of the securitization of the last portion of the DUMBO Heights Portfolio Whole Loan. The assumed lockout period of 26 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 2 – Moffett Towers – Buildings E,F,G – The lockout period will be at least 24 payment dates beginning with and including the November 2018 payment date. Defeasance of the full $284.0 million Moffett Towers – Buildings E,F,G Whole Loan is permitted at any time after the earlier to occur of (i) two years after the closing date of the securitization that holds the last portion of the Moffett Towers - Buildings E,F,G Whole Loan to be securitized and (ii) September 7, 2021 (the “REMIC Prohibition Period”). The borrower is also permitted to prepay the Moffett Towers Buildings – E,F,G Whole Loan on or after the payment date in November 2020 with a payment of a yield maintenance premium. The assumed defeasance lockout period of 24 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 3 – Aventura Mall – The lockout period will be at least 28 payment dates beginning with and including the first payment date of August 1, 2018. Defeasance of the full $1.75 billion Aventura Mall whole loan is permitted after the date that is the earlier to occur of (i) August 1, 2021 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized (the “Aventura Mall REMIC Prohibition Period”). The borrower is also permitted to prepay the Aventura Mall whole loan with a yield maintenance premium if the Aventura Mall REMIC Prohibition Period has not occurred by August 1, 2021. The assumed lockout period of 28 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 4 – Shops at Solaris - The lockout period will be at least 24 payment dates beginning with and including the first payment date of December 6, 2018. Defeasance of the full $70.0 million Shops at Solaris Whole Loan is permitted after the date that is earlier to occur of (i) October 10, 2022 and (ii) two years after the date of the securitization of the last portion of the Shops at Solaris Whole Loan. The assumed lockout period of 24 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 5 – Liberty Portfolio - The lockout period will be at least 25 payment dates beginning with and including the first payment date of November 6, 2018. Defeasance of the full $165.7 million Liberty Portfolio Whole Loan is permitted after the date that is earlier to occur of (i) September 26, 2021 and (ii) two years after the date of the securitization of the last portion of the Liberty Portfolio Whole Loan. The assumed lockout period of 25 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 7 – 192 Lexington Avenue – The lockout period will be at least 25 payment dates beginning with and including the first payment date of November 6, 2018. Defeasance of the full $60.0 million 192 Lexington Avenue Whole Loan is permitted after the date that is earlier to occur of (i) September 26, 2022 and (ii) two years after the date of the securitization of the last portion of the 192 Lexington Avenue Whole Loan. The assumed lockout period of 25 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 11 – 636 11th Avenue – The lockout period will be at least 29 payments beginning with and including the first payment date of July 1, 2018. Defeasance of the full $240.0 million 636 11th Avenue Whole Loan is permitted at any time after the date that is two years from the closing date of the securitization that includes the note to be last securitized (the “REMIC Prohibition Period”). If the REMIC Prohibition Period has not expired by July 1, 2022, the borrower is permitted to prepay the 636 11th Avenue Whole Loan with a yield maintenance premium. The assumed lockout period of 29 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 19 – Phoenix Marriott Tempe at the Buttes - The lockout period will be at least 25 payment dates beginning with and including the first payment date of November 6, 2018. Defeasance of the full $65.5 million Phoenix Marriott Tempe at the Buttes Whole Loan is permitted after the date that is earlier to occur of (i) September 20, 2022 and (ii) two years after the date of the securitization of the last portion of the Phoenix Marriott Tempe at the Buttes Whole Loan. The assumed lockout period of 25 payments is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

Loan No. 27 – Shelbourne Global Portfolio I - The lockout period will be at least 25 payment dates beginning with and including the November 2018 payment date. Defeasance of the full $93.0 million Shelbourne Global Portfolio I Whole Loan is permitted at any time

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after the earlier to occur of (i) September 7, 2021 or (ii) two years after the closing date of the securitization that includes the last note to be securitized. The assumed lockout period of 25 months is based on the expected Benchmark 2018-B7 securitization closing date in November 2018. The actual lockout period may be longer.

(18)

Partial release in connection with a partial prepayment or partial defeasance or substitution is permitted for the following loans. See “Description of the Mortgage Pool – Certain Terms of the Mortgage Loans – Partial Releases” in this preliminary prospectus for the terms of the releases.

● Loan No. 1 – DUMBO Heights Portfolio
● Loan No. 2 – Moffett Towers – Buildings E,F,G
● Loan No. 10 – Workspace
● Loan No. 13 – 710 Bridgeport
● Loan No. 21 – Maize & Blue Portfolio
● Loan No. 23 – CityLine XIV Portfolio
● Loan No. 27 – Shelbourne Global Portfolio I
● Loan No. 29 – Globe Chicago Industrial Portfolio
● Loan No. 34 – Columbus Industrial Portfolio
● Loan No. 38 – Market Square
● Loan No. 42 – NC Self Storage Portfolio

(19)	Loan No. 18 – Overland Park Xchange – The lender has received a security interest in both the fee and the leasehold interests in the Mortgaged Property. The ground lease is in place in connection with the PILOT Program. Please see “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” for additional information.

(20)

Loan No. 5 – Liberty Portfolio – The four buildings at the Liberty Center at Rio Salado Property receive a 50% real estate tax abatement for eight years commencing on the respective certificate of occupancy date for each building through a Government Property Lease Excise Tax (“GPLET”) abatement with the Arizona Department of Revenue and the City of Tempe. In lieu of paying real estate taxes, the borrower pays to the Arizona Department of Revenue and the City of Tempe, in the form of rent, 50% of what the respective buildings’ real estate taxes otherwise would have been (2018 rent due under the GPLET abatement for the four buildings located at the Liberty Center at Rio Salado Property was equal to $882,940). The borrower has a leasehold interest in each of the buildings located at the Liberty Center at Rio Salado Property, which are subject to the GPLET abatement until expiration of the underlying lease, at which point title in the fee interest will automatically vest in the borrower. The GPLET expires at each building as follows: (i) 1850 West Rio Salado Parkway expires on October 29, 2022, (ii) 1870 West Rio Salado Parkway expires on February 14, 2026, (iii) 1910 West Rio Salado Parkway expires on July 7, 2023, and (iv) 1930 West Rio Salado Parkway expires on September 27, 2024.

Loan No. 10 – Workspace – The collateral includes both fee simple and leasehold interests at the following properties: 767 Electronic Drive and 507 Prudential Road where two ground leases exist with (i) Philadelphia Electric Company and (ii) PECO Energy Company.

Loan No. 12 – Courtyard at the Navy Yard– The Courtyard at The Navy Yard Property includes a ground lease, as to which PHLNY Hotel Partners, LLC, a Delaware limited liability company (“Hotel Partners”), which directly owns 100% of the membership interests in the Borrower, and is the fee owner of the Courtyard at the Navy Yard Property, is the ground lessor and the borrower is the ground lessee. At the closing of the Courtyard at the Navy Yard Mortgage Loan, a memorandum of said ground lease was recorded with the Philadelphia County Clerk’s Office. The ground lease is a 25-year lease, expiring September 30, 2043, and has an annual base rent of $1.00. The Courtyard at The Navy Yard Mortgage Loan is secured by both Hotel Partner’s fee interest and Borrower’s overlapping leasehold interest.

Loan No. 19 – Phoenix Marriott Tempe at the Buttes – The Mortgaged Property is subject to a ground lease with the City of Tempe that expires on December 31, 2074; provided, that if either (a) at any time prior to January 27, 2019 the $3.0 million extension fee paid to the ground lessor by borrower’s predecessor in interest is rescinded and not repaid by borrower or (b) borrower fails to expend the remaining $658,234 of capital expenditure funds in accordance with the ground lease, subject to lender’s cure rights, the expiration of the ground lease shall be September 30, 2044. Annual ground rent is the greater of (i) the minimum annual rent (subject to annual CPI increases capped at 6.0%) and (ii) 3.5% of gross rooms revenue and (ii) 1.5% of gross food and beverage revenue. For lease years beginning on or after January 1, 2025, the fee structure for annual ground rent increases to (i) 3.75% of gross rooms revenue and 1.75% of gross food and beverage revenue. Finally, for lease years beginning on and after January 1, 2044, the fee structure for annual ground rent increases to (i) 4.0% of gross rooms revenue and (ii) 2.0% of gross food and beverage revenue. As of the July 2018 TTM, annual ground rent at the subject was $876,565, which equated to 3.2% of TGR. The tenant must also pay a municipal service fee (“MSF”), which is calculated as $200 per room per year with 1984 as the base year. The MSF is adjusted for increases in CPI, which is also capped at 6% per year.

Loan No. 20 – Carmel Mission Inn – The Carmel Mission Inn Property is comprised of a ground leasehold interest under a ground lease between the borrower, as ground lessee, and Carmel Properties Company, a subsidiary of Caltrain, as ground lessor. The ground lease was signed in 1966, amended in 2018, and expires in October 31, 2098. Annual lease payments are equal to the greater of a minimum rent or percentage rent, which is based on gross revenues. The current rent is equal to $298,800 in the base year and increases every fifth year from the signing of the lease. The increase is equal to the greater of (a) 85% of the average yearly rent paid for the preceding five years, or (b) the minimum annual rent in the previous year multiplied by the percentage increase in CPI for the previous month as compared to the month immediately preceding the commencement date of the lease. The percentage rent amount is 6.75% until 2024, 7.0% between 2024 and 2049, and 7.5% between 2049 and 2098.

(21)	Loan No. 3 – Aventura Mall – The borrower has entered into a master lease with the Guarantors and Turnberry Retail Holding, L.P. for 12 spaces totaling 33,813 square feet at the Mortgaged Property where executed letters of intent with tenants are in place but executed leases are not yet in place. The master lessees are required to pay an annual rent of $3,426,159 in equal monthly

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installments of approximately $285,513 each during (x) a DSCR Reserve Trigger Period and/or (y) a Lockbox Event Period. The rent payable under the master lease is required to be reduced in connection with the leasing to retail tenants of space within the portions of the Mortgaged Property covered by the master lease (so long as the tenant under any such lease has taken occupancy and has commenced the payment of rent and the rent payable is above certain thresholds set forth in the master lease). The master lease will terminate on the earliest to occur of (i) the earlier to occur of (A) the date on which the annual rent under the master lease is reduced to $0 or (B) the date on which the annualized lease payments under all leases (not including percentage rent) at the Mortgaged Property exceeds $181,850,000; (ii) July 1, 2038; or (iii) the date on which the cancellation fee made by the master lessee to the lender in connection with cancelling the master lease at the master lessee’s election after the lender has provided notice that the lender has succeeded to the interest of the master lessor under the master lease by foreclosure, deed in lieu thereof or otherwise.

Loan No. 6 – Christiana Center – The leases for all of the tenants at the Mortgaged Property expire prior to the maturity date of the Mortgage Loan. The related Mortgage Loan documents permit the Guarantor to enter into a master lease with the borrower for any vacant space for purposes of curing a cash sweep period caused by the debt service coverage ratio (as calculated in the Mortgage Loan documents and based on the trailing six month period) falling below 1.35x. The Mortgage Loan documents require the master lease to (i) have a term of 10 years, (ii) have comparable terms to other arms’ length leases in the market and (iii) provide for a rental rate that, when added to other rents and revenues from the Mortgaged Property (including pursuant to any master lease), would cause the debt service coverage ratio threshold to be satisfied. The Guarantor is not required to pay rent under the master lease, and the lender is required to assume that rent has been paid unless a cash sweep period is in effect or the debt service coverage ratio (excluding all rents from the master lease) is equal to or less than 1.05x. The Mortgage Loan documents also provide for springing rollover reserves in the amount of approximately $25,232 (subject to a cap of approximately $908,337) in the event a cash sweep period is in effect.

(22)	Loan No. 17 – Aston Street – FQJK, which is an affiliate of the borrower sponsor and the property manager occupies 8,261 sq. ft. (7.2% of NRA) at the Aston Street Property.

(23)

Loan No. 2 – Moffett Towers – Buildings E,F,G – The Largest Tenant, Amazon, leases 452,106 sq. ft. within Building F and G, with an expiration date of June 30, 2030, and 224,492 sq. ft. within Building E with an expiration date of February 28, 2024.

Loan No. 5 – Liberty Portfolio – The Largest Tenant at the Liberty Center at Rio Salado Property, Centene Management Company, LLC, occupies 236,131 sq. ft. through January 31, 2028 in the 1870 West Rio Salado Parkway building, 77,867 sq. ft. through January 22, 2028 in the 1850 West Rio Salado Parkway building and 38,990 sq. ft. through December 31, 2028 in the 1910 West Rio Salado Parkway building.

Loan No. 9 – Aon Center – Integrys Business Support, LLC, the 4th largest tenant, leases 190,997 sq. ft., of which (i) 159,554 sq. ft., accounting for $20.38 PSF in underwritten base rent, expires in April 2029 and (ii) 31,443 sq. ft., accounting for $23.89 PSF in underwritten base rent, expires in February 2025.

Loan No. 10 – Workspace – 1500 Liberty Ridge Drive, the Largest Tenant, ELAP Services, LLC leases 29,546 square feet expiring November 30, 2021 and 7,141 square feet currently MTM. In addition, 750 Park of Commerce Boulevard, the 2nd Largest Tenant, MiX Telematics North America, Inc., leases 7,390 square feet expiring on August 31, 2022 and 2,870 square feet expiring on July 31, 2019.

Loan No. 18 – Overland Park Xchange – The lease for Select Quote, the 3rd Largest Tenant, covers multiple spaces with two different expiration dates: (i) a space of approximately 27,259 square feet at a base rent of $20.50 per square foot, with the term expiring on July 31, 2023; and (ii) three spaces of approximately 103,190 square feet in aggregate at a weighted average base rent of $23.24 per square foot, with the lease term expiring on July 31, 2029.

(24)

The lease expiration dates shown are based on full lease terms. However, in certain cases, a tenant may have the option to terminate its lease or abate rent prior to the stated lease expiration date for no reason after a specified period of time and/or upon notice to the landlord or upon the occurrence of certain contingencies including, without limitation, if the landlord violates the lease or fails to provide utilities or certain essential services for a specified period or allows certain restricted uses, upon interference with such tenant’s use of access or parking, upon casualty or condemnation, for zoning violations, if certain anchor or key tenants (including at an adjacent property) or a certain number of tenants go dark or cease operations, if a certain percentage of the net rentable area at the Mortgaged Property is not occupied, if the tenant fails to meet sales targets or business objectives, or, in the case of a government tenant, for lack of appropriations or other reasons. In addition, in some instances, a tenant may have the right to assign its lease and be released from its obligations under the subject lease. Furthermore, some tenants may have the option to downsize their rented space without terminating the lease completely.

Loan No. 2 – Moffett Towers - Buildings E,F,G – If the borrower fails to deliver Building F to the Largest Tenant, Amazon, in the required delivery condition on or before October 15, 2019 (as such date may be extended on a day-for day basis for tenant delays or up to four months and 15 days in the aggregate for force majeure delays), Amazon may terminate the lease for Building F, upon at least 30 days’ notice, only if the borrower does not deliver Building F to Amazon in the required delivery condition within such 30 days and then within 15 days of Amazon’s second written notice to terminate after the initial 30 days expires. In order to deliver Building F to Amazon in the required delivery condition the borrower’s sole obligations are to ensure that Building F is free of tenants or occupants and any rights or claims of third parties under rights of first refusal, rights of first offer, or similar rights.

Loan No. 7 – 192 Lexington Avenue – The 4th Largest Tenant, Popper, Seger & Popper, LLP, has a one time right to terminate its lease as of November 30, 2021 with five months written notice, and payment of a termination fee of $261,051.14

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Loan No. 9 – Aon Center – Each of the Largest Tenant, 2nd Largest Tenant, 3rd Largest Tenant, 4th Largest Tenant and 5th Largest Tenant have early termination and/or contraction options contained in their respective leases. See “Description of the Mortgage Pool – Tenant Issues – Lease Expirations and Terminations” for further details.

Loan No. 14 - Outlet Shoppes at El Paso - The Largest Tenant, H & M, has the right to terminate its lease at any time during the period starting January 1, 2022 with nine months’ notice. In addition, H & M has the right to terminate its lease, with 120 days’ notice, if gross sales in fiscal 2019 do not equal or exceed $400 per square foot. H & M’s sales in the trailing twelve months ended July 31, 2018 were $202 per square foot.

Loan No. 25 – Concord Plaza - The 4th Largest Tenant, Delaware Ophthalmology, has a one-time right to terminate its lease, effective November 30, 2025, with written notice at least 270 days prior to the termination date and payment of a termination fee equal to the unamortized lease costs.

Loan No. 26 – Woodside Office Center – The Largest Tenant, RGN - Novato II, which leases approximately 14.8% of NRA, has the one-time option to terminate its lease on August 14, 2023 with at least six months’ notice and payment of a termination fee.

Loan No. 34 – Columbus Industrial Portfolio – The Largest Tenant at the Frusta Mortgaged Property, Aaron’s Inc, has an early termination option to terminate the lease on January 31, 2021. The termination option must be exercised on or before July 31, 2020.

Loan No. 35 – Fresno E Street Office – The Largest Tenant, State of California Department of Justice, has the right to terminate the Lease at any time effective after February 28, 2022 by giving at least 60 days’ prior written notice. The 2nd Largest Tenant, State of California Water Resources Control Board can terminate its lease any time on or after February 28, 2022 by giving at least 30 days’ prior written notice.

Loan No. 45 – Greystone Business Park – The Largest Tenant, IES, has the right to terminate its lease effective on May 31, 2024 with at least nine months, but no more than 12 months prior written notice to the landlord and payment of the cancellation fee equal to the base rent and additional rent that would have accrued under the lease for the five month period immediately following the termination date plus rental taxes on the foregoing amount.

(25)

The following major tenants (listed on Annex A-1) are currently subleasing all or a significant portion of its leased space:

Loan No. 5 – Liberty Portfolio – The 5th Largest Tenant at the Liberty Center at Rio Salado Property, DriveTime Automotive Group, Inc., subleases its 65,889 sq. ft. of space to Carvana, LLC. The sublease is co-terminus with, and requires the same rent, as the original DriveTime Automotive Group, Inc. lease. In total, Carvana, LLC occupies 135,663 sq. ft. at the 1930 West Rio Salado Parkway building.

Loan No. 7 – 192 Lexington Avenue – The 2nd Largest Tenant, Transit Wireless, subleases its 8,487 sq. ft. space from ProCure Treatment Centers, Inc.

Loan No. 9 – Aon Center – The Largest Tenant, Aon Corporation, subleases 15,850 square feet to Hewitt Associates LLC, its affiliate.

Loan No. 10 – Workspace – One or more of the Largest Tenant, 2nd Largest Tenant and/or 3rd Largest Tenant is subleasing all or a portion of its space: 4217 East Cotton Center Boulevard, 4630 Woodland Corporate Boulevard, 9306-9324 East Broadway Avenue, 3102, 3104 and 3110 Cherry Palm, 111 Kelsey Lane, 7624 Bald Cypress Place, 4631 Woodland Corporate Boulevard, 3 Country View Road, 1200 Liberty Ridge Drive, 333 Phoenixville Pike, 777 West Yamato Road and 13621 Northwest 12th Street. In addition, the Largest Tenant at the 3 Country View Road Property, Ellucian Company, L.P., subleases 13,217 square feet to Radiate Media LLC. The remaining 56,783 square feet leased by Ellucian Company, LP is dark.

Loan No. 13 – 710 Bridgeport – The 2nd Largest Tenant, A to Z Supply, subleases its space to Inline Plastics Corp. The sublease expires on December 31, 2018, while the prime lease expires on November 30, 2027. According to the loan sponsor, A to Z Supply does not plan to renew the sublease and will fully utilize the entire premises upon the expiration of the sublease.

Loan No. 17 – Aston Street – The Largest Tenant, Spireon, which represents approximately 57.1% of the NRA and 46.2% of underwritten base rent at the Mortgaged Property, has subleased approximately 26.1% of its space to National General Management Corp. The Spireon lease expires in February 2022 and the sublease expires in August 2020. The prime lease rent is $19.93 PSF, on a triple net basis, and the sublease rent is $24.00 PSF, on a full service gross basis. The Mortgage Loan was underwritten based on the prime lease rent.

Loan No. 27 – Shelbourne Global Portfolio 1 – The Largest Tenant at the 1515 Broad Street Mortgaged Property, Lummus Technologies, subleases 32,105 SF of its space to Acosta Foodservices Inc.

Tenants under certain leases included in the Underwritten Net Cash Flow, Underwritten NOI and/or Occupancy may not be in physical occupancy, may not have begun paying rent or may be in negotiation. With respect to the largest 20 Mortgage Loans and certain tenants representing more than 25% of the net rentable area of a Mortgaged Property, see “Description of the Mortgage Pool—Tenant Issues—Other” in this preliminary prospectus.

The tenants shown in Annex A-1 have signed leases but may or may not be open for business as of the Cut-off Date of the securitization.

Loan No. 2 – Moffett Towers - Buildings E,F,G – If the borrower fails to deliver Building F to the Largest Tenant, Amazon, in the required delivery condition on or before October 15, 2019 (as such date may be extended on a day-for day basis for tenant delays or up to four months and 15 days in the aggregate for force majeure delays), Amazon may terminate the lease for Building F, upon at least 30 days’ notice, only if the borrower does not deliver Building F to Amazon in the required delivery condition within such 30 days and then within 15 days of Amazon’s second written notice to terminate after the initial 30 days expires. In order to deliver Building F to Amazon in the required delivery condition the borrower’s sole obligations are to ensure that Building F is free of tenants or occupants and any rights or claims of third parties under rights of first refusal, rights of first offer, or similar rights.

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Loan No. 3 – Aventura Mall – The borrower has entered into a master lease with the Guarantors and Turnberry Retail Holding, L.P. for 12 spaces totaling 33,813 square feet at the mortgaged property where executed letters of intent with tenants are in place but executed leases are not yet in place. The master lessees are required to pay an annual rent of $3,426,159 in equal monthly installments of approximately $285,513 each during (x) a DSCR Reserve Trigger Period, and/or (y) a Lockbox Event Period. The rent payable under the master lease is required to be reduced in connection with the leasing to retail tenants of space within the portions of the mortgaged property covered by the master lease (so long as the tenant under any such lease has taken occupancy and has commenced the payment of rent and the rent payable is above certain thresholds set forth in the master lease). The master lease will terminate on the earliest to occur of (i) the earlier to occur of (A) the date on which the annual rent under the master lease is reduced to $0 or (B) the date on which the annualized lease payments under all leases (not including percentage rent) at the mortgaged property exceeds $181,850,000; (ii) July 1, 2038; or (iii) the date on which the cancellation fee made by the master lessee to the lender in connection with cancelling the master lease at the master lessee’s election after the lender has provided notice that the lender has succeeded to the interest of the master lessor under the master lease by foreclosure, deed in lieu thereof or otherwise.

Loan No. 17—Aston Street—The 3rd Largest, Cortica, has free rent through January 2019, which has been reserved for. The 4th Largest Tenant, FQJK., an affiliate of the borrower, which represents approximately 7.2% of NRA and 9.7% of underwritten base rent at the Aston Street Mortgaged Property has taken possession of and is building out its space, but is not yet in occupancy. The tenant is expected to open for business at the end of November.

Loan No. 27—Shelbourne Global Portfolio—The 2nd Largest Tenant at the 1515 Broad Street Mortgaged Property, Universal Technical Institute, which represents 38.8% of the net rentable area at the Mortgaged Property, has taken occupancy of its space but does not commence paying rent until January 2019. At origination, the borrower deposited approximately $464,248 with the lender in connection with such free rent period.

Loan No. 30 – Pavilions North Shopping Center – The Largest Tenant, Conn’s, which represents 28.1% the net rentable area of the Mortgaged Property, has executed a lease for an expansion space but is not yet in occupancy or paying rent for such space.

Loan No. 39 – May & Ellis Building – The Largest Tenant, 221 Chartes LLC Restaurant, which represents 81.2% the net rentable area of the Mortgaged Property, is building out its space for a November 2018 opening and executed a lease that commenced on December 1, 2017. The tenant has been paying rent since the commencement of the lease.

Loan No. 41 – Torrey Corner – The Largest Tenant, RED Effect Infrared Fitness, which represents 37.1% the net rentable area of the Mortgaged Property executed a 7-year lease that commences in November 2018.

(26)	The following loans have one or more borrowers that own all or a portion of the related Mortgaged Property as tenants-in-common. See “Description of the Mortgage Pool – Mortgage Pool Characteristics-Tenancies-in-Common” in this preliminary prospectus for further information.

● Loan No. 1 – DUMBO Heights Portfolio

● Loan No. 9 – Aon Center

● Loan No. 13 – 710 Bridgeport

● Loan No. 26 – Woodside Office Center

● Loan No. 30 – Pavilions North Shopping Center

● Loan No. 47 – Sugar Grove

(27)

Loan No. 10 – Workspace – In the event an individual Mortgaged Property is released in accordance with the Mortgage Loan documents (i) the cap for the TI/LC reserve is required to be reduced by an amount equal to 1/12 of the product of $1.75 and the square footage of the Mortgaged Property being released and (ii) the Replacement Reserve Caps ($) is required to be reduced by an amount equal to 1/12 of the product of $0.25 and the square footage of the Mortgaged Property being released.

Loan No. 15—Castleton Commons & Square--Upfront Replacement Reserve includes $10,000 which the 4th Largest Tenant, Recreational Equipment Inc. identified in its estoppel as being due for required repairs and as to which it reserved its remedies in its estoppel certificate, and $8,875 for repairs as to damage which the tenant Buffalo Wild Wings indicated in its estoppel created a potential lease default due to failure to repair. Recreational Equipment Inc. also identified certain traffic/speeding and security concerns in its estoppel. The borrower has informed the lender that it has (i) asked REI for additional information as to what REI desires in regard to the alleged traffic/speeding issues and offered to consider adding speed bumps in the main drive and (ii) hired a patrolling security service in response to past incidents and reached out to REI to address any new security concerns. In addition, approximately $83,683 of the Required Repairs reserve was deposited for roof repairs for the Buffalo Wild Wings space, which were due to complaints of roof leaks in such tenant’s estoppel.

Loan No. 17—Aston Street—Other Reserve includes ADP Dispute Reserve, which includes $68,495 reserved in connection with a dispute with the tenant regarding failure to reimburse the Tenant for certain slab repair work and carpeting performed by the Tenant, totaling $62,268.86.

Loan No. 24 – Chicopee Marketplace – The borrower was required at origination to deposit $13,729.17 into the Upfront TI/LC Reserve ($) solely for one of the tenants, Sprint, for a rollover reserve.

(28)

All ongoing reserve balances reflect the ongoing reserve amount at loan origination. The current balance may be greater than or less than the amount shown. Monthly reserves required to be deposited in such accounts may be capped pursuant to the related mortgage loan documents.

Loan No. 3 – Aventura Mall – If the Aventura Mall whole loan’s debt service coverage ratio (calculated in accordance with the mortgage loan documents) falls below 1.50x for two consecutive calendar quarters, monthly escrows for real estate taxes, insurance premiums (waived if a blanket policy is in place and there is no event of default continuing), replacement funds ($0.20 PSF annually, subject to a

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cap of $487,003) and tenant rollover funds ($2.50 PSF annually, subject to a cap of approximately $6,087,540) are required to be collected under the loan documents.

Loan No. 5 – Liberty Portfolio – The Ongoing Monthly TI/LC Reserve for the related Mortgage Loan is springing and only collected upon the occurrence of a Specified Tenant Trigger Period (as defined in the Mortgage Loan documents). The relevant Specified Tenants under the related Mortgage Loan documents are (i) Centene Management Company, LLC, (ii) The Vanguard Group, Inc. and/or, (iii) any tenant (together with its affiliates, including lease guarantors) that accounts for either (A) 25% or more of the total rental income for the Mortgaged Property or (B) demises 25% or more of the Property’s gross leasable area.

Loan No. 10 – Workspace – At any time that the monthly financial reports delivered to the lender pursuant to the mortgage loan documents show that actual operating expenses are more than 15% less than the budgeted expenses for the prior three month period tested on a quarterly basis (subject to reduction for expense savings documented in accordance with the mortgage loan documents), the borrower is required to deposit the difference between the budgeted and actual expenses for the three month period into the Monthly Other Reserve ($) as an operating expense reserve.

Loan No. 11 – 636 11th Avenue – During the continuance of a cash sweep period caused by the sole tenant at the mortgaged property, The Ogilvy Group, Inc., (i) “going dark”, vacating, ceasing operations or abandoning 40% or more of the leased premises or (ii) giving notice or otherwise announcing in a public filing its intent to vacate, cease operations, go dark or otherwise abandon 40% or more of its leased space (a “Dark Trigger Event”), the borrower is required to deposit all excess cash flow into a reserve for tenant improvements and leasing commissions related to the leased premises instead of the excess cash flow reserve, provided that until the occurrence of the payment date in June 2027, no Dark Trigger Event is deemed to have occurred under the loan documents to the extent the tenant, WPP plc or WPP US Holdings, Inc. maintains an investment grade rating from S&P, Moody’s and Fitch and the lease for The Ogilvy Group, Inc. remains in full force and effect.

Loan No. 17 – Aston Street – At origination, $800,000 was reserved in the Upfront TI/LC Reserve consisting of $579,676 for outstanding tenant improvement and leasing commission costs and $220,324 for general tenant improvements and leasing commissions during the term of the Mortgage Loan. If at any time the balance of the TI/LC Reserve (excluding the $579,676 for outstanding tenant improvement and leasing commission costs) drops below $200,000, monthly ongoing collections of $9,505 will commence until the cap is reached.

Loan No. 18 – Overland Park Xchange – The borrower is required to deposit into the Monthly Other Reserve ($) an amount equal to the difference between (i) the monthly debt service payment amount, which is equal to accrued interest due and payable on the unpaid principal balance, and (ii) a monthly debt service payment amount for the loan calculated assuming no interest only period and a constant monthly payment of principal and interest based on a thirty (30) year amortization schedule (the foregoing amount, the “Amortization Reserve Monthly Deposit”). The aggregate amount of the Amortization Reserve Monthly Deposits, excluding all amounts attributable to any letter of credit that the borrower is permitted to deposit with the lender in lieu of the Amortization Reserve Monthly Deposit is capped at $9,167,500 (the “Capped Amount”). In lieu of the Amortization Reserve Monthly Deposits, the borrower may deposit a letter of credit in an amount equal to the Capped Amount initially $88,854 (the “Amortization Reserve Letter of Credit”).

Loan No. 20 – Carmel Mission Inn – Borrower deposited $350,000 at the mortgage loan closing into a seasonality reserve and if the reserve falls below $350,000, the borrower is required to make monthly deposits equal to the lesser of $75,000 or remaining gross revenue after payment of debt service, required reserve funds and operating expenses, subject to a reserve cap of $350,000;

Loan No. 26 – Woodside Office Center – At origination, $950,000 was reserved in the TI/LC Reserve for general rollover use during the term of the Mortgage Loan. If at any time the balance of the TI/LC Reserve drops below $350,000, monthly ongoing collections of $9,318 will commence until the amount on deposit is at least $350,000.

Loan No. 29 – Globe Chicago Industrial Portfolio – The borrower is required to deposit $8,822 monthly into the TI/LC Reserve Account commencing on the monthly payment date in May 2020.

Loan No. 36 – 300 East 64th Street – The borrower is required to commence making monthly deposits of (a) approximately $111 into the Monthly Replacement Reserves ($) and (b) $3,715 into the Monthly TI/LC Reserves ($) if a Cash Sweep Event has occurred and is continuing or a Tenant Trigger Event has occurred. A “Cash Sweep Event” means (i) an event of default under the Mortgage Loan documents, (ii) any bankruptcy action of the borrower or the property manager, (iii) the debt service coverage ratio based on the immediately trailing three-month period is less than 1.15x, and (iv) failure of borrower to receive on or before the date that is 24 months prior to the expiration of its lease, among other things, evidence satisfactory to the lender that the Largest Tenant, Barry’s Bootcamp, has renewed its lease for not less than five years. A “Tenant Trigger Event” means (i) (A) failure of borrower to receive on or before the date that is 12 months prior to the expiration of its lease evidence satisfactory to the lender that the 2nd Largest Tenant, Drybar, has renewed its lease for not less than five years, or (B) Drybar “goes dark,” vacates or abandons its premises, or (ii) (A) failure of borrower to receive on or before the date that is 12 months prior to the expiration of its lease evidence satisfactory to the lender that the 3rd Largest Tenant, Verizon, has renewed its lease for not less than five years, or (B) Verizon “goes dark,” vacates or abandons its premises.

Loan No. 43 – Kohl’s – Florence KY – The borrower is required to deposit $6,051.30 monthly into the TI/LC Reserve Account commencing on the monthly payment date in August 2025.

(29)	Loan No. 16 – Courtyard Edgewater – The borrower is required to deposit into the FF&E Reserve Account the greater of (A) the amount required by the franchisor under the franchise agreement and (B) 1/12th of (i) for the first 12 months of the term of the Mortgage Loan, two percent (2%), (ii) for the subsequent 12 months, three percent (3%), and for the remainder of the term of the Mortgage Loan, four percent (4%), in each case, of the greater of (x) the annual gross revenue for hotel-related operations for the preceding calendar year and (y) projected annual gross revenues for hotel-related operations at the Mortgaged Property for the calendar year in which such due date occurs as set forth in the approved annual budget.

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(30)

Loan No. 2 – Moffett Towers—Buildings E, F,G-- Other than with respect to a lease sweep period triggered or continuing due to the trigger event described in clause (i)(e) of the defined term “Lease Sweep Period” (i.e., due to a lease sweep tenant party insolvency proceeding), the borrower has the option of preventing the commencement of a lease sweep period (or, if already triggered, terminating such lease sweep period) by delivering to the lender a letter of credit in a face amount equal to the applicable “Lease Sweep And Debt Service Reserve Cap.”

Loan No. 9 – Aon Center – The Underwritten NOI Debt Yield, Underwritten NCF Debt Yield, Cut-off Date LTV Ratio and LTV Ratio at Maturity are calculated based on a loan balance net of the performance reserve funds in the amount of $18,300,000 that the borrower deposited in connection with certain capital expenditures and leasing costs, including build out costs and reasonable attorneys’ fees, in each case reasonably approved by the lender.

Loan No. 18 – Overland Park Xchange – In lieu of the Amortization Reserve Monthly Deposits, the borrower may deposit a letter of credit in an amount equal to the Capped Amount.

Loan No. 36 – 300 East 64th Street – The borrower is permitted to deliver cash or a letter of credit in connection with curing a cash sweep period triggered by a low debt service coverage ratio (as calculated in the Mortgage Loan documents). The funds are required to be deposited into a reserve, and the Mortgage Loan documents provide that at such time that the conditions for a cure have been satisfied without taking into account the funds in the reserve, the funds are required to be transferred to the lockbox account and disbursed in accordance with the Mortgage Loan documents.

(31)	Loan No.	Mortgage Loan	Mortgage Loan Cut- off Date Balance	% of Initial Outstanding Pool Balance	Maximum Policy Amount	Premium Paid in Full	Expiration Date
	11	636 11th Avenue	$40,000,000	3.40%	$1,000,000	Yes	5/11/2031
	27	Shelbourne Global Portfolio I	$18,000,000	1.50%	$3,000,000	Yes	9/7/2031
	43	Kohl’s – Florence KY	$7,000,000	0.60%	$2,000,000	Yes	9/27/2031

(32)

Loan No. 11 – 636 11th Avenue – The environmental site assessment (“ESA”) obtained at origination indicated that, based on the history of the mortgaged property, potential subsurface contamination in certain areas of the property could not be ruled out. The ESA recommended a new investigation to evaluate soil vapor concentrations and provided an estimated cost of $363,000 for investigation and the testing, design, installation and maintenance costs of a sub-slab depressurization system in the event constituent concentrations exceeded EPA guidance levels. At origination, the borrower obtained an environmental insurance policy. For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses” and “Description of the Mortgage Pool – Mortgage Pool Characteristics – Environmental Considerations” in this preliminary prospectus.

Loan No. 13 – 710 Bridgeport – According to the ESA, the Mortgaged Property has been the subject of extensive investigation and environmental remediation since 1991 due to a variety of issues arising from the prior use of the Mortgaged Property. In 2017, a cost evaluation conducted by an environmental engineer indicated that the remaining remediation action plan would require a budget that would likely range from $307,000 to $627,500. A summary of expenditures provided to the Phase I consultant indicated that approximately $300,000 had already been spent at the time of origination, and the estimated remaining activities would cost approximately $75,000. At origination, the borrowers were required to reserve $93,750, which represents approximately 125% of the estimated remaining cost. At such time that the lender receives evidence reasonably satisfactory to the lender that the mitigation has been completed, the funds in the reserve are required to be disbursed to the borrowers (or deposited into the cash management account, if a cash sweep period is in effect under the loan documents). Please see “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for additional information.

Loan No. 24 – Chicopee Marketplace – The related Phase I ESA identified former presence of a gas station between approximately 1960 and 1975, with no additional information available relating to the status, operation and/or removal of any underground storage tanks (the “USTs”) or whether soil and/or other subsurface media samples were collected and analyzed for the presence of petroleum hydrocarbon in the subsurface media. Subsequently, a limited Phase II subsurface investigation was conducted. The soil and groundwater samples analyzed were found to be below applicable regulatory standards, and, as such, the Phase II ESA did not recommend any further action. Please see “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for additional information.

(33)	Loan No. 3 – Aventura Mall – The full name of the Guarantors are Simon Property Group, L.P., Jacquelyn Soffer and Jeffrey Soffer. The obligations and liabilities of the Guarantors under the nonrecourse carve-out guaranty are capped at $350,000,000 in the aggregate, plus all of the reasonable, out-of-pocket costs and expenses (including, but not limited to, court costs and fees and reasonable attorney’s fees) incurred by the lender in connection with the enforcement of, or preservation of lender’s rights under the guaranty.

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(34)	Loan No.	Mortgage Loan	Mortgage Loan Cut off Date Balance	% of Initial Outstanding Pool Balance	Mezzanine Debt Cut off Date Balance	Annual Interest Rate on Mezzanine Loan	Mezzanine Loan Maturity Date or ARD	Intercredit or Agreement	Total Debt Cut-off Date LTV Ratio (1)(2)(6)	Total Debt U/W NCF DSCR (1)(3)	Total Debt U/W NOI Debt Yield(1)(4)(6)
	1	DUMBO Heights Portfolio(4) –	$80,000,000	6.80%	$155,000,000	6.38%	9/6/2023	Yes	75.00%	1.13x	6.20%
	2	Moffett Towers – Buildings E,F,G(5)	$50,400,000	4.30%	$216,000,000	6.02%	10/6/2028	Yes	70.80%	1.41x	7.20%
	9	Aon Center(6)	$43,000,000	3.70%	$141,500,000	6.95%	7/1/2023	Yes	80.00%	1.42x	7.80%
	15	Castleton Commons & Square	$34,500,000	3.00%	$3,100,000	12.00%	11/6/2028	Yes	71.50%	1.12x	9.00%
	16	Courtyard Edgewater	$29,672,664	2.50%	$4,400,000	11.00%	10/6/2028	Yes	75.70%	1.25x	10.30%

(1) Total Debt U/W NCF DSCR, Total Debt Cut-off Date LTV Ratio and Total Debt U/W NOI Debt Yield calculations include any related pari passu companion loan(s), related subordinate companion loan(s) and/or related mezzanine loan(s).

(2) With respect to the Moffett Towers - Buildings E,F,G, Aon Center and Courtyard Edgewater mortgage loans, the Total Debt Cut-off Date LTV Ratio has been calculated using a value other than the “As Is” appraised values. For additional information please see footnote 18 above.

(3) With respect to the Castleton Commons & Square mortgage loan the Total Debt U/W NCF DSCR is calculated based on an annual debt service amount equal to the aggregate of the first 12 principal and interest payments on the related mortgage loan based on the assumed principal payment schedule after the cut-off date set forth on Annex G to the Preliminary Prospectus.

(4) The DUMBO Heights Portfolio consists of a $80,000,000 Mezzanine A loan with a 5.70000% coupon and a $75,000,000 Mezzanine B loan with a 7.10000% coupon.

(5) The Moffett Towers – Buildings E,F,G Mezzanine Debt consists of a $150,000,000 Mezzanine A loan and a $66,000,000 Mezzanine B loan. The Mezzanine A loan has a 5.6700% coupon and the Mezzanine B loan has a 6.8000% coupon. The Moffett Towers – Buildings E,F,G Mezzanine Loans are interest-only for the full term of the loans and have a stated maturity date that are coterminous with the Moffett Towers – Buildings E,F,G Whole Loan.

(6) At origination, the Aon Center borrowers were required to reserve $18.3 million in connection with a performance reserve, to be released upon the borrowers having executed the Slalom lease (which condition has been satisfied as of the origination date), in addition to 35,000 sq. ft., among other conditions Total Debt Cut-off Date LTV Ratio and Total Debt U/W NOI Debt Yield are calculated net of the performance reserve. Assuming release of the performance reserve (without consideration for additional leasing), (i) the “Hypothetical” Appraised Value results in a Total Debt Cut-off Date LTV 82.2% and (ii) Total Debt U/W NOI Debt Yield of approximately 7.6%.

(35)	Loan No.	Mortgage Loan	Mortgage Loan Cut-off Date Balance	% of Initial Outstanding Pool Balance	Intercreditor Agreement Required	Combined Minimum DSCR	Combined Maximum LTV	Combined Minimum Debt Yield
	11	636 11th Avenue	$40,000,000	3.40%	Yes	2.28x	56.07%	NAP
	12	Courtyard at The Navy Yard	$40,000,000	3.40%	Yes	1.63x	70.20%	10.88%
	20	Carmel Mission Inn	$23,700,000	2.00%	Yes	1.70x	69.50%	NAP

Loan No. 3 – Aventura Mall – The loan documents permit the pledge of direct or indirect equity interests in the borrower to secure a corporate or parent level credit facility from one or more financial institutions involving multiple underlying real estate assets, so long as the value of the property does not, in the aggregate, represent more than 20% of the value of all the collateral to be pledged, encumbered, granted or otherwise assigned or given as collateral for such corporate or parent level credit facility. There is no requirement for an intercreditor agreement.

Loan No. 3 – Aventura Mall – the loan agreement permits the borrower to enter into a PACE loan for an amount not to exceed $5,000,000, subject to the lender’s approval (not to be unreasonably withheld, conditioned or delayed) and rating agency confirmation.

Loan No. 26 – Woodside Office – the borrowers are permitted to obtain a PACE loan or similar loan (which loans are repaid through multi-year assessments against the related Mortgaged Property) in an amount not to exceed $2,000,000.

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(36)	Loan No.	Mortgage Loan	Total Senior Note Cut- off Date Balance	B-Note Cut-off Date Balance	Total Debt Cut-off Date Balance	Total Senior Note U/W NCF DSCR	Total Debt U/W NCF DSCR(1)	Total Senior Note off Cut-Date LTV(2)	Total Debt Cut-off Date LTV Ratio(1)(2)	Total Senior Note U/W NOI Debt Yield(2)	Total Mortgage Debt U/W NOI Debt Yield (1)(2)
	1	DUMBO Heights Portfolio	$180,000,000	$145,000,000	$325,000,000	3.89x	1.13x	28.10%	75.00%	16.60%	6.00%
	3	Aventura Mall	$1,406,700,000	$343,300,000	$1,450,000,000	2.58x	2.07x	40.80%	50.70%	11.00%	8.80%
	9	Aon Center	$350,000,000	$186,000,000	$536,000,000	3.03x	1.42x	40.30%	80.00%	15.50%	7.80%
	10	Workspace	$579,000,000	$696,000,000	$1,275,000,000	3.60x	1.63x	35.40%	78.00%	21.60%	9.80%

(1) Total Debt U/W NCF DSCR, Total Debt Cut-off Date LTV and Total Debt U/W NOI Debt Yield calculations include any related pari passu companion loan(s), related subordinate companion loan(s) and/or related mezzanine loan(s).

(2) With respect to the Aon Center the Total Senior Note Cut-off Date LTV, Total Debt Cut-off Date LTV Ratio, Total Senior Note U/W NOI Debt Yield and Total Mortgage Debt U/W NOI Debt Yield are calculated based on the Cut-off Date Balance net of a related performance reserve.

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